United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

335 Madison Avenue, Mezzanine New York, NY   10017
(Address of principal executive offices)                     (Zip code)

Eric Rubin, President, 335 Madison Avenue, Mezzanine New York, NY  10017
(Name and address of agent for service)

with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:  (212) 488-1331

Date of fiscal year end:        10/31/2009

Date of reporting period:        10/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

October 31, 2009

The American Independence Funds	Annual Report

Stock Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
International Bond Fund
U.S. Inflation-Indexed Fund

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus. American Independence Funds Trust is distributed by Foreside Distribution Services, L.P.

American Independence Funds
Annual Report – October 31, 2009

Management Fund Commentaries and Fund Performance	1

Stock Fund
Schedule of Portfolio Investments	16
International Equity Fund
Schedule of Portfolio Investments	18
Short-Term Bond Fund
Schedule of Portfolio Investments	22
Intermediate Bond Fund
Schedule of Portfolio Investments	26
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	31
International Bond Fund
Schedule of Portfolio Investments	37
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	43

Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	51
Notes to Financial Statements	55

Report of Independent Registered Public Accounting Firm	64

Additional Information
Portfolio Summaries	65
Table of Shareholder Expenses	67
Approval of Advisory and Sub-Advisory Agreements	69
Trustees and Officers	71

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge on the Securities and Exchange Commission's website at http://www.sec.gov.

American Independence Funds

Stock Fund Commentary

Jeffrey Miller – Portfolio Manager

The American Independence Stock Fund (Class I) finished its fiscal year ending October 31, 2009 up 11.32%, outperforming the S&P 500 by 1.52% and the Russell 1000 Value Index by 6.54%. The S&P 500 rose 9.80% and the Russell 1000 Value Index gained 4.78% in what was a volatile year for stock prices.

The 2009 fiscal year was a bumpy ride, with the first fiscal quarter ending January 31, 2009 showing declines in the market of about 15% or more. This was the time of the TARP and rescue plan rollouts, which, when coupled with a lot of uncertainty about the new administration’s plans for rescuing the financial system and the economy, led to confusion and risk aversion in the stock market. After the Obama administration took office, a series of gaffes and poor choices led to a market free-fall into early March. However, the plan to “stress-test” the banks gave the markets some comfort that there was light at the end of the tunnel, and since the lows of early March the market steadily, with a few pullbacks, climbed higher into year-end. Over the summer the money flowed from defensive stocks into the technology sector and other companies that were leveraged (or thought to be leveraged) to a recovery in the global economy. In addition, the largest banks and financials continued to rally from their March lows, moving past levels that we think offer compelling value for investors into territory reserved for speculation, not investment.

During this turbulent market, we were able to outperform our benchmark by sticking to our fundamental strategy of purchasing solid companies trading at what we believe to be low prices (aka buying broken stocks, not broken companies) while actively managing risks. A large portion of our performance comes from eliminating quickly, as best we can, mistakes.

As a large cap value fund, it is almost a given that we will own significant stakes in large financial companies. However, by not owning AIG, Citigroup, Fannie Mae, Ambac, etc, we were able to add significant value for our shareholders. We call this “addition by subtraction”, meaning we actively choose not to own companies with bad business models. There are very few excellent companies, many pretty good companies, and a lot of fairly mediocre companies available for sale in the stock markets. We try to do our best to choose companies from the first two groups that are trading at a low valuation relative to free cash flow, and to avoid companies from the last group no matter what their price. Often “value” investors mistake a low price to earnings ratio or low price to book value ratio for “value” – we prefer to pay a fair price for a great company than a low price for a terrible one, as these bad businesses frequently become value traps, eating up capital while producing little if any return on investment. Usually cheap stocks are cheap for a reason. Our ideal company is one that generates high returns on invested capital on a free cash flow basis, and that trades for a low price to that free cash flow. Companies with large gross revenues that are required to reinvest back into the business most of those revenues just to stay open are not attractive to us (see General Motors for an example of what we don’t like).

As mentioned above, we also actively manage for risk, both in terms of company fundamentals and in terms of the price of the shares in the market. In our mind, the two risks are separate. Fundamental risk is the risk that we have the “story” wrong in some way: that sales will be weaker than we expect, that the company’s debt load will become overwhelming, and that pricing for its products or inputs will vary greatly from our expectations. When we realize we are wrong in our assumptions, we are quick to sell a position. Hoping for a different result, or waiting for a turn in the business that may never come, doesn’t tend to work out well for us. Instead, we would rather sell, reevaluate our reasoning, and wait for a better time to purchase the stock. We try to be very quick to recognize our mistakes and take a small loss, instead of stubbornly insisting that we are right and taking a large loss later.

American Independence Funds

To illustrate this point, we looked at our performance by company for the year ending October 31, 2009. Interestingly, we made money in 53% of the companies we owned and lost money in 47%. Yet we were up over 8% for the year. How? We made 1.6x as much money in our winners as we lost in our losers. We are constantly working to be better at recognizing the difference between being “early” in buying a stock and being “wrong”. It’s a fine line, but we’re hoping to be better at spotting it in the future.

We are also proponents of truly actively managing our portfolio for price risk, instead of closet indexing. If we purchase a company at $20 and it quickly rises to $30, it is not nearly as attractive to us, even if there is no change in the fundamentals. In these instances we will usually trim back our position, possibly even eliminating it, and wait for a better price. In our opinion, we were better at this in 2009 than in 2008, despite that fact that the markets traded more on emotion than on fundamentals for the second half of the year. Price is very important to us – not all great companies make great stocks all the time, a lesson that many “buy and hold” investors have learned the hard way over the years. General Electric is a great company in our opinion – we own it now for the fund. However, it traded for $34 at the end of 1998, versus $14.26 on October 30, 2009, a decline of 58% over a decade. Similar examples abound.

However, we often see opportunity in even the worst sectors, if you can buy the right companies at the right price. In fact, out of our 10 largest contributors to performance last year, 2 were financial stocks and 3 were energy companies. The other five were a materials company (copper mostly), a beverage company (please drink more Dr. Pepper everyone), a retailer, a company that manages pharmaceutical distribution, and a tech company turned consumer goods provider (iPods anyone?). At year-end our top 5 holdings were Occidental Petroleum, an oil company, Dr. Pepper Snapple, a beverage company, Diageo, another beverage company, L-3 Communications, a wireless communications company, and Omnicom Group, the global advertising company, although positions can change at any time. We are actively looking at new investments in the retail, technology, financial services, and consumer staples industries, among others, but there is no guarantee we will find companies that meet our requirements for purchase. We will continue to search the available universe of companies for those stocks that fit our investment criteria: sustainable business models that cannot be made obsolete overnight, with high returns on invested capital, and that are trading for a low price to free cash flows. The current highly-volatile environment provides us with the chance to purchase excellent companies at attractive prices, and we look forward to the opportunity to serve your investment needs in the years ahead.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009		Annualized
	1 Year	5 Year	10 Year
Stock Fund
Institutional Class	11.32%	5.59%	6.23%
Class A Shares (1)	4.40%	3.83%	5.11%
Class C Shares (2)	9.14%	5.27%	5.75%
Russell 1000 Value Index	4.78%	(0.05%)	1.70%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1)  Reflects maximum sales charge of 5.75%.
(2)  Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund's Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forcasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Equity Commentary

John J. Holmgren – Portfolio Manager

The American Independence International Equity Fund (the “Fund”) finished the fiscal year, October 31, 2009, up 24.48% (Class I shares) behind its primary benchmark, the MSCI EAFE Index (with net dividends reinvested) by 3.23%. The investment management of the Fund was changed effective July 1, 2008. Since the new team took over, the Fund was down 19.03% (Class I shares) outperforming the MSCI EAFE Index with net dividends reinvested by 0.65%.

We have seen continued levels of high volatility, not only in the global financial markets but also in the credit, commodity and real estate markets during the previous twelve months. The global equity, real estate and commodity markets declined dramatically from November 2008 until early March 2009 and then the equity markets rose sharply, while most real estate and commodities, in local currency terms have continued to decline albeit at a slower pace. The exception is gold, which priced in US Dollars has risen sharply over this time period. The U.S. Dollar, relative to the Continental European and the Japanese currencies, depreciated sharply through December 2008 then appreciated through early March 2009, then depreciated almost daily though the balance of the time period in question. As of this writing the US Dollar is approaching historical lows against the Euro and Japanese Yen. The global financial services industry is still reverberating from the severe shock over the weekend of September 13th and 14th, 2008 when Lehman Brothers declared bankruptcy, AIG was acquired by the U.S. Treasury and Merrill Lynch was acquired by Bank of America. These events combined with the nationalization of a substantial portion of the US auto industry and the default of Iceland have caused unprecedented global governmental and central bank co-ordination and intervention around the world which is still continuing. Reflecting this chaotic environment, global credit spreads widened dramatically as global liquidity dried up seemingly overnight but then tighten again as the world was awash in cash.

The AIFS investment management team utilizes a quantitatively disciplined approach to manage the Fund. The Team’s approach attempts to identify undervalued securities with improving growth prospects.

During the past year, the International Markets as measured by the MSCI EAFE Index with net dividends reinvested was up 28.03%. In USD terms, the Continental European markets were the best performers along with Singapore and Hong Kong while the Japanese market was the one of the worst performers. The Fund’s overweight’s in Hong Kong and Singapore and underweight in Switzerland were beneficial, while over weights in Japanese and Italian markets and under weights in Sweden and Spain hindered performance. The Fund’s under weights in Banking and Real Estate as well as over weights in Healthcare and Beverages and Tobacco were beneficial while over weights in Metals and Aerospace combined with an underweight in Automobiles detracted from return. The individual equities that contributed most positively to the Fund’s relative performance were Jardine Cycle & Carriage, FIAT Spa and Old Mutual while positions in BNP Paribas, Kyushu Electric Power and HSBC Holdings subtracted from the return. Holdings of the US Dollars were also a significant negative contributor to the portfolio’s return. We expect the current levels of volatility in the markets to continue for the foreseeable future.

We believe that during periods of high volatility that there are many opportunities for our disciplined approach to stock selection to capitalize upon the dispersion of returns to companies in the global marketplace. As a result, we believe that the current portfolio is positioned well for potential continuation of the challenging investment environment.

American Independence Funds

International Equity Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009		Annualized
	1 Year	5 Year	10 Year
International Equity Fund
Institutional Class	24.48%	5.46%	4.72%
Class A Shares (1)	16.75%	3.70%	3.59%
Class C Shares (2)	22.20%	4.22%	3.58%
MSCI EAFE Index	27.71%	5.09%	2.04%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1)  Reflects maximum sales charge of 5.75%.
(2)  Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund's Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Short-Term Bond Fund Commentary

Kenneth O’Donnell – Portfolio Manager

Performance

The portfolio returned 2.71% (Class I shares) over the last 12 months (through October 31, 2009) while the benchmark, the Merrill Lynch 1-3 Year US Treasury Index, returned 2.74%.

Fund performance was aided by an increase in market prices of non-government securities held in the portfolio. The Treasury sector underperformed the credit sectors in the last year as market conditions improved. The Fund holds a modest allocation to credit securities in diversified sectors of the market. In the last year, we have steadily increased the exposure to corporate credit while reducing exposure to securitized sectors. Portfolio duration was kept close to the benchmark duration throughout the year. Short duration US Treasury securities traded within a defined yield range for most of the period, providing attractive opportunities to capture the excess yield of longer-dated securities which are held to maturity.

Outlook and Strategy

Short term interest rates are likely to remain low for the near-term with the Federal Funds rate anchored at near zero levels. Uncertainty in the path of short-term interest rates will increase the slope of the yield curve as the risk of a removal in policy accommodation increases throughout 2010. We expect that portfolio duration will be gradually decreased relative to the benchmark duration in anticipation of an increase in policy rates. Opportunities in the credit markets continue to exceed historical norms despite the recent decline in yield spreads. Credit exposures will be gradually increased as conditions improve. In summary, we intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the risks that are inherent with owning spread securities.

American Independence Funds

Short-Term Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009		Annualized
	1 Year	5 Year	10 Year
Short-Term Bond Fund
Institutional Class	2.71%	3.14%	3.76%
Class A Shares (1)	0.12%	2.45%	3.35%
Class C Shares (2)	0.69%	2.19%	2.87%
Merrill Lynch U.S. Treasuries 1-3 Year	2.74%	4.01%	4.53%
Barclays Capital 1-3 Year Aggregate	7.29%	4.43%	4.96%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1)  Reflects maximum sales charge of 2.25%.
(2)  Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund's Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses. The performance of the Class C shares of the Fund, prior to commencement of operations on April 8, 2008, includes the performance of the Fund's Class A shares from May 3, 2006 through April 7, 2008 and the performance of the predecessor fund's Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years.

The Barclays Capital 1-3 Year Aggregate Index is an index of U.S. bonds with maturities of one to three years, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Intermediate Bond Fund Commentary

David J. Marmon – Portfolio Manager

Performance

Over the last 12 months through October 31, the portfolio returned 15.62% while the benchmark, the Barclays Capital Aggregate Index, returned 13.79% for a net outperformance of 1.83%.

Market volatility remained a central feature of 2009, as it was in 2008. The first quarter followed 2008’s fourth quarter as one where risk aversion and illiquidity hampered returns. After the Federal Reserve ‘stress tests’ for banks were completed and reported, market sentiment began to turn more optimistic. Indeed, the turnaround from fear to confidence was nearly as fast and furious as 2008’s upheaval. Corporate bonds for example, returned -5.0% for 2008, then posted a further -1.9% in the first quarter of 2009. The sector then rebounded dramatically, returning roundly 19.5% over the next two quarters.

Fundamental to the portfolio’s returns in 2009 were the confidence to maintain, and add to, non-Treasury holdings and the very attractive returns they offered. This focus on high quality allowed the Fund to sidestep some of the notable problems in the fixed income markets during 2009.

Outlook and Strategy

The economic and market outlook remains uncertain as 2009 nears its close. Extraordinary market dislocations have been met by extraordinary policy responses. The unprecedented circumstances cloud the outlook for 2010. Nonetheless, the Fund’s broad strategic approach remains in force: holding high quality issues that offer a reasonable chance to produce better-than-average returns.

American Independence Funds

Intermediate Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
Intermediate Bond Fund
Institutional Class	15.62%	5.30%	6.06%
Class A Shares (1)	11.17%	4.28%	5.49%
Barclays Capital U.S. Aggregate Index	13.79%	5.05%	6.31%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund's Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges,but not for differences in expenses.

The Barclays Capital Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell, CFA – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund seeks to acquire issues that represent superior credit quality. We would characterize the Fund as a conservatively managed intermediate-maturity portfolio, and we strive to maintain this position. As a consequence, the Fund did not participate as fully in the recent “yield rally”, which is described below, as longer maturity portfolios with lesser credit quality.

For the past 12 months the Fund had a solid total return of 9.16% versus Barclay’s 7 year Municipal Bond Index, its benchmark, at 10.73%. This index includes issues from many different states, of various credit quality and characteristics.

Generally, 2009 marked a reversal of the 2008 financial market sell-off and the onset of an economic recovery. It was also the beginning of the Build America Bonds (taxable municipal bonds designed to help municipalities obtain new project funding) program to help stimulate the still nascent recovery.

At the start of the year, the municipal market was still feeling the effects of the flight from risk (or conversely, flight to quality) that caused municipal yields to increase relative to those of Treasuries in late 2008. In fact, a credit sensitive bond had become relatively cheap by historical measures. Because tax-exempt securities were relatively attractive when compared to Treasury securities, the municipal market in general saw an increase in demand from a variety of investors, including non-traditional buyers, seeking to take advantage of the very favorable spread opportunity.

In April 2009, the Recovery Act created the Build America Bonds, which reduced the future supply of tax-exempt municipal bonds. The increased demand for the scarcer supply created greater relative value, resulting in upward pressure on municipal bond prices. As a consequence of increased prices, municipal yields in general have established a more normal alignment with respect to U.S. Treasury securities.

The Kansas municipal market has also exhibited rising prices as demand for tax-exempt securities continues to exceed the availability of Kansas’s municipal offerings. Over the past few months the Fund has been working diligently to seek new Kansas bonds even though availability has been limited. The Fund’s management has continued to promote the theme of “Kansas money for Kansas projects”. It has also attempted to keep the Fund income-oriented and has consciously avoided municipal bonds exposed to alternative minimum taxes as well as bonds subject to normal federal income taxes due to their excessive market discount. Diversification has been increased out of necessity, as most recent financings in the state have been small local issues. Management also tries to avoid bonds that are rated only based upon a monoline insurance policy. These challenges in the markets may make the Fund, as opposed to individual issues, an attractive option for investors seeking Kansas tax-exempt income.

There are still some Kansas municipalities that fail to provide adequate disclosure with respect to solvency. Fund management avoids these issues whenever possible. The need to review the financial status of issuers has become greater as the recession and reduced tax revenues within the State of Kansas are becoming an ever-growing challenge. Management monitors financial and economic data within the State of Kansas on an ongoing basis, but obviously, the Fund cannot completely avoid some exposure to the States financial condition. We are hopeful that our elected officials will take appropriate action to cut costs and expenses in line with reduced revenues. Unfortunately our elected officials aren’t always on the same page. That, we believe, is where the experience and skill of a fund manager adds value, and where we earn our stripes.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class	9.16%	3.63%	4.73%
Class A Shares (1)	4.03%	2.32%	3.86%
Class C Shares (2)	7.23%	2.58%	3.68%
Barclays Capital 7-Year Municipal Bond Index	10.73%	4.32%	5.48%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.
(2) Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund)on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A shares and Institutional Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund's Institutional Class prior to the commencement of operations of Class A shares on August 6, 2002 and has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses,the performance of the Fund would be lower. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007,includes the performance of the Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the predecessor fund,using substantially the same investment objectives, policies, and methodologies of the SEI Portfolio. The performance of the Fund also includes performance of the SEI Portfolio for period prior to May 17, 1997.

The Barclays Capital 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Bond Fund Commentary

David J. Marmon – Portfolio Manager

Performance

For the period December 31, 2008 through October 31, 2009, the International Bond Fund returned 8.36% while the benchmark, the Barclays Capital Global Aggregate Index excluding USD, returned 9.72%.

Global bonds markets saw as much, and in certain areas more, turbulence as the US markets saw in 2008, extending into the first three months of 2009. In particular, the relatively young markets for bonds backed by pools of consumer and mortgage loans (‘asset-backed’ bonds) suffered from extreme volatility. As the conditions (and prices) of most non-government bonds began to rebound in April, gathering pace into the third quarter, the market for asset-backed bonds lagged other non-government bonds, notably corporate issues. The Fund’s returns reflected this rebound, but lagged the index somewhat due to its holdings in securitized bonds. In interest rates, the Fund posted some returns from tightening spreads between certain recovering European economies (Greece and Italy) versus core European bonds where the recovery took shape more quickly. These returns were positive but not quite sufficient to make up for the underperformance from securitized holdings versus the index. Nonetheless, the total return, measured in US dollars, was buoyed by the rise in value of non-US currency holdings, reflecting the rise in the value of holdings denominated in currencies other than the US dollar.

Outlook and Strategy

The aftermath of the global economic and market upheaval leaves conditions unsettled still. For now global bond yields are historically low, though we do not foresee a material move towards higher yields that would hurt the Fund’s returns. As the Fund is predominately invested in non-dollar bonds, it will continue to benefit from any further decline in the value of the US dollar versus other major world currencies. Additionally, the Fund’s holdings in corporate and asset-backed bonds will continue to benefit from additional recovery in those markets.

American Independence Funds

International Bond Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
International Bond Fund
Institutional Class	20.02%	4.68%	6.05%
Class A Shares (1)	13.90%	3.23%	5.19%
Barclays Capital Global Aggregate ex USD Index	21.29%	6.09%	6.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW International Portfolio (the predecessor fund) on November 21, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund's Advisor Class shares prior to the reorganization, but has not been restated to reflect diiferences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

The Barclays Capital Global Aggregate ex USD Index is a broad-based measure of international investment-grade bond markets.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance

Over the 12 months ending October 31, 2009, the Fund returned 18.44%, while the Barclays Capital US TIPS Index returned 17.15% for a relative outperformance of 1.29%.

Treasury Inflation-Protected Securities (TIPS) performed strongly over the year. TIPS began the period offering tremendous value, with yields trading significantly above the likely long-term trend rate of economic growth and breakeven inflation rates (the difference between nominal and inflation-linked Treasury yields that represents the market price of inflation compensation) priced for severe and persistent deflation. The collapse of Lehman Brothers in September 2008 generated underperformance in the asset class for a number of reasons: (i) forced selling by levered investors, (ii) reduced market-making capacity by brokerage firms, (iii) genuine worry about the potential for a debt-deflation spiral that reduced investors’ appetite for inflation protection, and (iv) a reduction in commodity prices that reduced inflation accrual on TIPS. However, the improvement in market liquidity and the economic outlook that followed the Federal Reserve’s extraordinary policy initiatives going into 2009 helped TIPS prices recover from distressed levels, allowing yields to decline to levels more consistent with an extremely accommodative monetary policy, renewed concerns over associated long-run inflation risks, and a partial rebound in commodity prices.

Outlook and Strategy

TIPS valuations have returned to more normal levels. 10-year TIPS yields have declined from a peak of 3.15% to around 1.15%, while the breakeven inflation rate has recovered from a low of 0.05% to 2.20%, with longer-term forward measures of inflation compensation priced for inflation in excess of 2.70 percent. The dislocations between TIPS securities have also recovered. The asset class has recently attracted strong retail and institutional inflows as investors have expressed renewed interest in inflation protection and acknowledged the role of TIPS within diversified and optimized portfolios. While there appear to be economic forces favoring disinflation rather than inflation in the near-term, there are longer-term inflation risks which remain significant. These include the longer-term inflation risks associated with a potential policy mistake, or a Fed that may be more concerned with supporting employment rather than fighting inflation. There is expected to be increased issuance of TIPS over the next several years which will increase the depth of the market, but may challenge demand at issuance. Mindful of such factors, the portfolio is positioned underweight ‘real’ yields (TIPS) and underweight short-dated breakeven inflation rates versus longer-dated breakevens in pursuit of attractive relative and nominal returns.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 2, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	Since Inception(2)
U.S. Inflation-Indexed Fund
Institutional Class	18.44%	5.31%	7.33%
Class A Shares (1)	13.09%	4.20%	6.57%
Barclays Capital U.S. TIPS Index	17.15%	4.83%	2.61%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recend month-end, please call 866-410-2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.25%.
(2) For the period January 2, 2001 (commencement of operations) through October 31, 2009.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund's Advisor Class shares prior to the reorganization, but has not been restated to reflect diiferences in expenses.
If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S.Inflation-Indexed Portfolio's Advisor Class share prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays Capital U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 93.2%

Basic Materials — 2.5%
United States Steel Corp.	75,000	2,586,750

Communications — 10.6%
Harris Corp.	30,000	1,251,600
OMNICOM Group, Inc.	120,000	4,113,600
Viacom, Inc., Class B (a)	100,000	2,759,000
Walt Disney Co. (The)	110,000	3,010,700
		11,134,900
Consumer Discretionary — 6.6%
Choice Hotels International, Inc.	105,000	3,131,100
McDonald's Corp.	40,000	2,344,400
Target Corp.	31,000	1,501,330
		6,976,830
Consumer Staples — 13.8%
Diageo PLC - ADR	66,000	4,291,320
Dr Pepper Snapple Group, Inc. (a)	160,000	4,361,600
Imperial Tobacco Group PLC - ADR	43,100	2,520,488
Mead Johnson Nutrition Co., Class A	80,000	3,363,200
		14,536,608
Energy — 13.0%
Cal Dive International, Inc. (a)	50,000	384,000
Chevron Corp.	12,400	949,096
Helix Energy Solutions Group, Inc. (a)	70,000	961,100
Noble Corp.	90,000	3,666,600
Occidental Petroleum Corp.	62,300	4,727,324
Transocean Ltd. (a)	36,500	3,062,715
		13,750,835
Financials — 9.0%
Chubb Corp.	32,000	1,552,640
Loews Corp.	94,000	3,111,400
MetLife, Inc.	30,000	1,020,900
Torchmark Corp.	51,800	2,103,080
Travelers Cos., Inc. (The)	35,000	1,742,650
		9,530,670
Healthcare — 14.8%
Baxter International, Inc.	40,000	2,162,400
Cardinal Health, Inc.	111,000	3,145,740
CareFusion Corp. (a)	28,000	626,360
Forest Laboratories, Inc. (a)	135,000	3,735,450
Johnson & Johnson	40,000	2,362,000
McKesson Corp.	60,000	3,523,800
		15,555,750
Industrials — 8.3%
Energy Recovery, Inc. (a)	145,000	809,100
General Electric Co.	264,500	3,771,770
L-3 Communications Holdings, Inc.	57,100	4,127,759
		8,708,629
Information Technology — 8.9%
Dell, Inc. (a)	220,000	3,187,800
EMC Corp. (a)	140,000	2,305,800
Hewlett-Packard Co.	32,500	1,542,450
Oracle Corp.	110,000	2,321,000
		9,357,050
Professional Services — 3.9%
DynCorp International, Inc., Class A (a)	62,500	1,062,500
FTI Consulting, Inc. (a)	75,000	3,060,750
		4,123,250
Utilities — 1.8%
Entergy Corp.	25,000	1,918,000

Total Common Stocks (Cost $83,256,398)		98,179,272

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2009

Security Description	Shares	Value ($)
Money Market — 4.7%

Federated Government Obligations Fund	4,967,691	4,967,691

Total Money Markets (Cost $4,967,691)		4,967,691

Total Investments
(Cost $88,224,089(b))—97.9%		$103,146,963

Assets in excess of liabilities — 2.1%		2,256,111

NET ASSETS — 100.0%		$105,403,074

(a)  Non-income producing security.
(b)  See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR       -  American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$98,179,272	$–	$–	$98,179,272
Money Market	4,967,691	–	–	4,967,691
Total Investments	$103,146,963	$–	$–	$103,146,963

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 98.8%

Australia — 10.5%
ASX Ltd.	9,836	300,221
Australia & New Zealand Banking Group Ltd.	63,881	1,326,337
Brambles Ltd.	141,509	907,166
Commonwealth Bank of Australia	17,810	837,863
Computershare Ltd.	66,641	656,420
CSL Ltd./Australia	31,856	903,492
Incitec Pivot Ltd.	183,559	439,623
OneSteel Ltd.	119,206	332,723
Orica Ltd.	40,144	867,470
OZ Minerals Ltd. (a)	812,967	878,369
Qantas Airways Ltd.	79,982	201,638
Santos Ltd.	60,304	819,872
Stockland	35,593	120,817
Wesfarmers Ltd.	12,800	323,731
Westpac Banking Corp.	53,471	1,269,554
		10,185,296
Austria — 0.4%
Erste Group Bank AG	10,282	416,092

Belgium — 1.9%
Delhaize Group SA	6,222	423,010
Fortis (a)	94,451	410,300
KBC Groep NV (a)	6,498	280,364
Solvay SA	7,495	737,312
		1,850,986
Denmark — 1.3%
Carlsberg A/S, Class B	9,047	638,624
Danske Bank A/S (a)	11,622	269,443
H Lundbeck A/S	16,975	329,773
		1,237,840
Finland — 1.3%
Fortum Oyj	23,100	548,308
Nokian Renkaat OYJ	12,638	270,409
Sampo Oyj - Class A, Class A	17,274	414,851
		1,233,568
France — 6.9%
AXA SA	11,126	278,580
Casino, Guichard-Perrachon	7,243	577,479
Christian Dior SA	5,662	566,408
Cie de Saint-Gobain	8,877	435,065
Essilor International SA	5,104	286,539
Hermes International	1,894	264,193
PSA Peugeot Citroen SA (a)	3,698	121,108
Sanofi-Aventis SA	19,669	1,439,827
Schneider Electric SA	9,534	996,261
Total SA	20,273	1,212,263
Vivendi SA	19,092	531,418
		6,709,141
Germany — 8.3%
Allianz SE	7,997	917,793
BASF SE	23,231	1,254,621
Bayer AG	17,953	1,243,012
Fresenius Medical Care AG & Co. KGaA	16,427	793,853
Muenchener Rueckversicherungs-Gesellschaft AG	6,327	1,006,008
RWE AG	11,527	1,009,280
SAP AG	22,346	1,012,319
ThyssenKrupp AG	24,149	776,478
		8,013,364
Greece — 0.5%
National Bank of Greece SA (a)	12,869	478,930

Hong Kong — 3.2%
Hang Lung Properties Ltd.	80,000	308,633
Henderson Land Development Co.	44,000	316,788

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2009

Security Description	Shares	Value ($)
Hong Kong — 3.2% - continued
Hongkong Electric Holdings Ltd.	93,000	499,181
Hutchison Whampoa Ltd.	70,000	499,916
Industrial & Commercial Bank of China Asia Ltd.	166,000	391,531
New World Development Ltd.	348,000	764,223
Wharf Holdings, Ltd. (The)	56,000	308,891
		3,089,163
Ireland — 0.9%
CRH PLC	22,975	560,290
Kerry Group PLC, Class A	10,465	307,382
		867,672
Italy — 4.2%
Enel SpA	150,329	897,041
ENI SpA	48,433	1,205,212
Telecom Italia SpA	382,130	609,001
UniCredit SpA (a)	393,370	1,325,609
		4,036,863
Japan — 21.9%
Aisin Seiki Co., Ltd.	11,600	306,060
Asahi Breweries, Ltd.	43,000	771,483
Brother Industries, Ltd.	23,800	278,149
Canon, Inc.	21,300	835,294
Dai Nippon Printing Co. Ltd.	15,000	192,135
Dainippon Sumitomo Pharma Co.	27,000	284,952
East Japan Railway Co.	4,000	258,179
Fuji Media Holdings, Inc.	89	132,390
FUJIFILM Holdings Corp.	22,700	663,234
Fujitsu Ltd.	34,000	206,988
Hitachi, Ltd. (a)	84,000	278,087
KDDI Corp.	156	838,794
Kyocera Corp.	3,200	275,510
Kyushu Electric Power Co., Inc.	8,400	172,265
Lawson, Inc.	9,400	422,929
Marubeni Corp.	54,000	275,954
Mazda Motor Corp. (a)	112,000	262,534
Mitsubishi UFJ Financial Group, Inc.	196,600	1,081,120
Murata Manufacturing Co., Ltd.	16,400	819,863
Nippon Express Co. Ltd.	100,000	417,708
Nippon Mining Holdings, Inc.	54,000	248,958
Nippon Oil Corp.	113,000	568,672
Nippon Telegraph & Telephone Corp.	20,400	849,858
Nissan Motor Co. Ltd. (a)	121,700	908,542
Nitto Denko Corp.	8,800	271,288
Nomura Holdings, Inc.	106,300	773,499
NTT DoCoMo, Inc.	578	846,950
Panasonic Electric Works Co. Ltd.	11,000	142,121
Sekisui House, Ltd.	30,000	265,956
Seven & i Holdings Co. Ltd.	34,400	766,228
Shikoku Electric Power Co.	13,700	387,341
Shinsei Bank Ltd. (a)	324,000	435,527
Sony Corp.	32,900	1,017,903
Sumitomo Corp.	62,600	625,896
Sumitomo Metal Industries, Ltd.	112,000	294,884
Takeda Pharmaceutical Co. Ltd.	22,000	892,074
TDK Corp.	12,200	723,746
Toppan Printing Co. Ltd.	51,000	467,422
Toyota Motor Corp.	24,500	996,167
West Japan Railway Co.	74	263,889
Yamato Holdings Co., Ltd.	45,500	686,935
		21,207,484
Netherlands — 3.9%
European Aeronautic Defence and Space Co. N.V.	14,228	267,685
Heineken Holding NV	10,553	411,607
ING Groep NV, CVA (a)	13,519	177,773
Koninklijke Boskalis Westminster NV	4,622	162,829
Koninklijke DSM NV	14,543	638,604
Koninklijke Philips Electronics NV	38,596	973,206

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2009

Security Description	Shares	Value ($)
Netherlands — 3.9% - continued
Royal Dutch Shell PLC, Class B	29,061	839,789
Wolters Kluwer NV	13,616	304,459
		3,775,952
New Zealand — 0.2%
Fletcher Building Ltd.	32,638	194,833

Norway — 1.0%
StatoilHydro ASA	41,100	975,512

Portugal — 0.4%
EDP - Energias de Portugal SA	93,610	414,223

Singapore — 3.4%
DBS Group Holdings Ltd.	91,000	847,931
Golden Agri-Resources Ltd. (a)	2,184,000	670,034
Jardine Cycle & Carriage Ltd.	33,900	565,000
Keppel Corp. Ltd.	59,000	344,756
United Overseas Bank Ltd.	73,700	898,114
		3,325,835
Spain — 4.2%
Banco Bilbao Vizcaya Argentaria SA	74,350	1,336,998
Banco Popular Espanol SA	82,112	734,664
Gamesa Corp. Tecnologica SA	8,693	159,648
Gas Natural SDG SA	13,180	265,617
Mapfre SA	133,787	574,878
Repsol YPF SA	35,806	957,127
		4,028,932
Sweden — 1.7%
ASSA ABLOY AB, Class B	17,106	304,620
Skanska AB, Class B	50,842	759,863
Svenska Cellulosa AB, Class B	29,045	405,223
Swedbank AB (a)	24,626	218,573
		1,688,279
Switzerland — 4.5%
ACE Ltd. (a)	3,700	190,032
Nestle SA	23,707	1,105,048
Novartis AG	37,882	1,984,752
Swisscom AG	1,416	512,418
UBS AG (a)	30,642	516,724
		4,308,974
United Kingdom — 18.0%
Associated British Foods PLC	56,541	768,208
AstraZeneca PLC	28,090	1,264,638
Aviva PLC	41,308	260,172
Barclays PLC (a)	163,964	866,865
BP PLC	254,902	2,395,213
British American Tobacco PLC	41,049	1,309,551
Compass Group PLC	47,474	302,437
Eurasian Natural Resources Corp.	35,741	489,124
Experian PLC	33,340	306,002
G4s PLC	75,542	313,802
GlaxoSmithKline PLC	77,531	1,591,228
ICAP PLC	72,588	484,834
J Sainsbury PLC	151,469	820,452
Kazakhmys PLC (a)	15,504	277,216
Kingfisher PLC	81,220	298,182
Lloyds Banking Group PLC (a)	610,759	872,742
Man Group PLC	78,836	401,267
Marks & Spencer Group PLC	146,697	824,952
Royal and Sun Alliance Insurance Group PLC	220,996	439,779
SABMiller PLC	22,020	579,559
Standard Chartered PLC	11,672	287,560
Unilever PLC	41,843	1,256,561
Vodafone Group plc	89,708	198,181

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	October 31, 2009

Security Description	Shares	Value ($)
United Kingdom — 18.0% - continued
Xstrata PLC (a)	53,329	772,725
		17,381,250
United States — 0.2%
iShares MSCI South Korea Index Fund	4,400	188,672

Total Common Stocks (Cost $87,701,590)		95,608,861

Money Markets — 0.5%

Dreyfus Cash Management(a)	249,455	249,455
Dreyfus Cash Management Plus(a)	249,456	249,456
Total Money Markets (Cost $498,911)		498,911

Total Investments
(Cost $88,200,501(b))—99.3%		$96,107,772

Assets in excess of liabilities — 0.7%		640,104

NET ASSETS — 100.0%		$96,747,876

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$95,608,861	$–	$–	$95,608,861
Money Markets	498,911	–	–	498,911
Total Investments	$96,107,772	$–	$–	$96,107,772

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 8.3%

Aerco Limited, Series 2A, Class A4, 0.76%, 7/15/25 †(a)(b)	1,792,500	1,523,625
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2003-1, Class 2M1, 1.22%, 9/25/32 †	626,811	92,447
Series 2003-4, Class 2M1, 1.15%, 3/25/33 †	1,443,131	444,690
Series 2003-5, Class 2M1, 1.15%, 5/25/33 †	2,182,079	615,002
Countrywide Asset-Backed Certificates, Series 2005-13, Class MV1, 0.69%, 4/25/36 †	2,000,000	342,720
Countrywide Home Equity Loan Trust, Series 2004-I, Class A, 0.53%, 2/15/34 †	54,314	23,418
Credit-Based Asset Servicing and Securitization LLC, Series 2001-CB4, Class 1A1, 1.15%, 11/25/33 †	1,644,824	1,194,167
Fannie Mae Grantor Trust, Series 2003-T4, Class 1A, 0.49%, 9/26/33 †	13,569	10,266
Fannie Mae Whole Loan, Series 2001-W1, Class AV1, 0.49%, 8/25/31 †	18,669	12,867
First Horizon Asset Back Trust,
Series 2004-HE1, Class A, 0.46%, 1/25/24 †	31,325	17,333
Series 2004-HE3, Class A, 0.54%, 10/25/34 †	66,718	28,160
Freddie Mac Structured Pass Through Securities,
Series T-31, Class A7, 0.50%, 5/25/31 †(a)	190,443	187,572
Series T-32, Class A1, 0.53%, 8/25/31 †	41,169	33,076
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.81%, 3/25/27 †	23,460	16,818
Greenpoint Home Equity Loan Trust, Series 2004-1, Class A, 0.71%, 7/25/29 †	41,608	23,893
MSDWCC Heloc Trust, Series 2003-1, Class A, 0.79%, 11/25/15 †	44,337	27,669
Option One Mortgage Loan Trust,
Series 2002-6, Class A2, 1.05%, 11/25/32 †	1,833,370	1,259,416
Series 2003-1, Class A2, 1.09%, 2/25/33 †	28,490	19,114
Residential Asset Mortgage Products, Inc.,
Series 2003-RS4, Class AIIB, 0.91%, 5/25/33 †	1,443,163	765,272
Series 2003-RS5, Class AI6, 4.02%, 4/25/33 †	1,339,321	1,007,807
Residential Asset Securities Corp., Series 2004-KS4, Class A2B3, 1.01%, 5/25/34 †	1,950,816	986,412
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.56%, 8/25/33 †	42,159	24,132
SLMA Student Loan Trust, Series 2008-9, Class A, 1.78%, 4/25/23 †	1,495,272	1,561,572
Wachovia Asset Securitization, Inc.,
Series 2002-HE2, Class A, 0.70%, 12/25/32 †	208,073	133,870
Series 2003-HE2, Class AII1, 0.51%, 6/25/33 †	29,815	12,317

Total Asset-Backed Securities (Cost $18,182,163)		10,363,635

Collateralized Mortgage Obligations — 11.2%

Banc of America Mortgage Securities, Inc.,
Series 2002-G, Class 2A1, 4.42%, 7/20/32 †	2,707	2,560
Series 2003-E, Class 2A2, 4.16%, 6/25/33 †	1,644,538	1,508,844
Series 2004-L, Class 1A1, 5.48%, 1/25/35 †	327,452	311,057
Bear Stearns Alt-A Trust,
Series 2004-9, Class 3A1, 3.45%, 9/25/34 †	1,158,635	798,996
Series 2005-2, Class 2A5, 4.62%, 4/25/35 †	788,008	562,965
Countrywide Alternative Loan Trust, Series 2005-85CB, Class 2A2, 5.50%, 2/25/36	1,170,299	950,754
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2004-25, Class 1A3, 0.61%, 2/25/35 †	94,588	45,141
Series 2005-11, Class 4A1, 0.52%, 4/25/35 †	228,709	139,241
Fannie Mae,
Series 1993-9, Class FB, 1.68%, 1/25/23 †	1,307,138	1,311,728
Series 2002-62, Class FP, 1.44%, 11/25/32 †	1,200,000	1,201,392
Series 2005-57, Class CK, 5.00%, 7/25/35	42,361	42,400
Fannie Mae Grantor Trust, Series 2002-T5, Class A1, 0.51%, 5/25/32 †	198,872	166,752
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class 2A1, 6.25%, 11/25/36	794,057	673,421
Freddie Mac,
Series 1689, Class F, 0.90%, 3/15/24 †	1,110,299	1,101,533
Series 1689, Class FG, 0.90%, 3/15/24 †	523,825	522,337
Series 2736, Class DB, 3.30%, 11/15/26	709,662	716,467
Freddie Mac Structured Pass Through Securities,
Series T-54, Class 4A, 5.08%, 2/25/43 †	93,358	91,686
Series T-57, Class 1A2, 7.00%, 7/25/43	479,060	524,271
Series T-63, Class 1A1, 2.41%, 2/25/45 †	208,123	196,444
GSR Mortgage Loan Trust, Series 2004-4, Class B1, 4.28%, 4/25/32 †	1,378,533	626,135
Lehman Mortgage Trust, Series 2006-1, Class 1A3, 5.50%, 2/25/36	1,305,214	1,103,933
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 2.59%, 2/25/33 †	29,178	22,899
MLCC Mortgage Investors, Inc., Series 2003-B, Class A1, 0.59%, 4/25/28 †	64,485	52,374
Residential Asset Securitization Trust, Series 2006-A1, Class 1A6, 0.75%, 4/25/36 †	1,599,725	872,977

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Collateralized Mortgage Obligations — 11.2% (continued)

Sequoia Mortgage Trust,
Series 10, Class 1A, 0.65%, 10/20/27 †	68,723	59,804
Series 9, Class 1A, 0.95%, 9/20/32 †	83,048	75,039
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A1, 3.94%, 1/25/35 †	379,750	275,718
Structured Asset Securities Corp., Series 2003-9A, Class 2A1, 3.74%, 3/25/33 †	27,187	25,185

Total Collateralized Mortgage Obligations (Cost $16,909,668)		13,982,053

Corporate Bonds — 8.7%

Communications — 1.0%
Cellco Partnership dba Verizon Wireless, 3.75%, 5/20/11 (b)	1,000,000	1,033,736
Cisco Systems, Inc., 5.25%, 2/22/11	250,000	263,592
		1,297,328
Consumer Discretionary — 0.2%
Target Corp., 6.35%, 1/15/11	200,000	211,730

Energy — 1.3%
Halliburton Co., 5.50%, 10/15/10	350,000	365,201
Indiana Michigan Power, 6.38%, 11/01/12	1,100,000	1,208,448
		1,573,649
Financial — 5.1%
BB&T Corp., 3.85%, 7/27/12	1,000,000	1,033,726
General Electric Capital Corp.,
5.00%, 11/15/11	1,000,000	1,062,685
Series A, 3.75%, 12/15/09	500,000	501,654
IBM International Group Capital LLC, 5.05%, 10/22/12	700,000	765,629
Merrill Lynch & Co., 5.77%, 7/25/11	1,000,000	1,054,322
Morgan Stanley, 0.58%, 1/09/14 †	1,000,000	943,968
Washington Mutual Finance CP, 6.88%, 5/15/11	1,000,000	1,054,131
		6,416,115
Healthcare — 0.3%
Abbott Laboratories, 5.15%, 11/30/12	300,000	331,298

Technology — 0.8%
Hewlett-Packard Co., 2.25%, 5/27/11	1,000,000	1,019,479

Total Corporate Bonds (Cost $10,661,063)		10,849,599

Taxable Municipal Bonds — 1.4%

Missouri — 0.2%
Higher Education Loan Authority Revenue, Series 2002, Class N, GO, 2.08%, 7/01/32 †(a)	400,000	320,000
Pennsylvania — 0.4%
Higher Education Assistance Agency, Series 2003, GO, 0.64%, 9/01/43 †(a)	600,000	510,000
Texas — 0.8%
Brazos, Series 2004, GO, 2.36%, 12/01/38 †(a)	600,000	510,000
Panhandle-Plains, Series 2001 A-3, Class A, GO, 1.74%, 4/01/31 †(a)	500,000	470,000
		980,000
Total Taxable Municipal Bonds (Cost $2,100,000)		1,810,000

U.S. Government Agency Pass-Through Securities — 1.9%

Federal Home Loan Mortgage Corporation — 0.0%(c)
3.86%, 4/01/29, Pool #846367 †	10,599	10,733
Federal National Mortgage Association — 1.9%
5.50%, 1/01/10, Pool #687086	1,987	1,999
4.50%, 4/01/13, Pool #254717	333,556	343,620
5.10%, 11/01/21, Pool #365421 †	37,980	39,310
3.30%, 5/01/34, Pool #784365 †	76,760	78,140
3.27%, 6/01/34, Pool #789463 †	251,304	257,863
4.45%, 9/01/34, Pool #725897 †	733,929	748,406
4.76%, 1/01/35, Pool #810896 †	370,188	378,632
5.04%, 7/01/35, Pool #834933 †	550,967	567,964

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 1.9%

2.45%, 6/01/40, Pool #557072 †	12,233	12,256
		2,428,190
Small Business Administration — 0.0%(c)
4.48%, 5/25/15, Pool #502966 †	11,526	11,615

Total U.S. Government Agency Pass-Through Securities (Cost $2,398,789)		2,450,538

U.S. Government Agency Securities — 27.1%

Federal Home Loan Banks — 1.7%
4.88%, 5/14/10	2,000,000	2,048,640

Federal Home Loan Mortgage Corp. — 7.5%
3.25%, 2/25/11	1,500,000	1,548,276
2.75%, 4/11/11	2,000,000	2,058,140
2.13%, 9/21/12	3,000,000	3,049,778
4.63%, 10/25/12	2,500,000	2,722,155
		9,378,349
Federal National Mortgage Association — 17.9%
4.50%, 2/15/11	5,000,000	5,254,220
5.13%, 4/15/11	9,000,000	9,574,838
5.00%, 10/15/11	3,000,000	3,237,573
4.88%, 5/18/12	4,000,000	4,348,300
		22,414,931

Total U.S. Government Agency Securities (Cost $32,219,272)		33,841,920

U.S. Treasury Obligation — 40.9%

U.S. Treasury Notes — 40.9%
4.25%, 1/15/11	19,000,000	19,863,911
1.13%, 1/15/12	24,900,000	24,942,803
3.13%, 8/31/13	6,000,000	6,286,872

Total U.S. Treasury Obligations (Cost $50,966,849)		51,093,586

Short-Term Investments — 1.2%

U.S. Government Agency Security — 0.4%
Freddie Mac Discount Note, 4/19/10	500,000	499,720

	Shares
Money Markets — 0.8%
Dreyfus Cash Management	965,673	965,673

Total Short-Term Investments ($1,465,227)		1,465,393

Total Investments
(Cost $134,903,031(d))—100.7%		$125,856,724

Liabilities in excess of other assets — (0.7)%		(833,080)

NET ASSETS — 100.0%		$125,023,644

(a)	Security is valued in good faith under the procedures established by the Board of Trustees. The aggregate amount of securities fair valued is 3,521,197, which represents 2.82%
(b)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $2,557,361, or 2.05% of net assets.

(c)	Amount rounds to less than 0.05%
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
†	Variable or floating rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2009.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	October 31, 2009

Summary of Abbreviations
GO - General Obligation

Futures Contracts— 0.1%

			Unrealized
			Appreciation/
Number of Contracts	Futures Contract	Notional Amount	(Depreciation)

Futures Contracts Purchased
49	December 2009 2-Year U.S. Treasury Note	$10,662,859	$84,121

			$84,121

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Asset-Backed Securities	$–	$8,652,438	$1,711,197	$10,363,635
Collateralized Mortgage Obligations	–	13,982,053	–	13,982,053
Corporate Bonds	–	10,849,599	–	10,849,599
Municipal Bonds	–	–	1,810,000	1,810,000
Short-Term Investments	965,673	499,720	–	1,465,393
U.S. Government Agencies	–	36,292,458	–	36,292,458
U.S. Treasury Obligations	–	51,093,586	–	51,093,586
Total Investments	$965,673	$121,369,854	$3,521,197	$125,856,724

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures	$84,121	$–	$–	$84,121

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Company:

Balance as of October 31, 2008	4,025,163
Purchases and sales (net)	116,592
Total gains or losses (realized/unrealized) included in earnings	(620,558)
Balance as of October 31, 2009	3,521,197

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 2.6%

CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 3.44%, 6/25/34 †	88,724	78,147
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44	368,966	391,911
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	141,592	158,140
Harley-Davidson Motorcycle Trust, Series 2005-3, Class A2, 4.41%, 6/15/12	163,904	167,654
MSDWCC Heloc Trust, Series 2003-1, Class A, 0.79%, 11/25/15 †	44,337	27,670
Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, 0.51%, 6/25/33 †	29,815	12,317

Total Asset-Backed Securities (Cost $847,679)		835,839

Collateralized Mortgage Obligations — 11.4%

Fannie Mae,
Series 1994-77, Class FB, 1.78%, 4/25/24 †	114,718	115,582
Series 1999-57, Class FC, 0.49%, 11/17/29 †	263,599	261,604
Series 2002-16, Class XU, 5.50%, 4/25/17	1,649,092	1,755,603
Series 2002-49, Class KG, 5.50%, 8/25/17	342,850	365,563
Series 2003-92, Class HP, 4.50%, 9/25/18	300,122	315,882
Freddie Mac,
Series 1382, Class KA, 1.40%, 10/15/22 †	108,164	108,176
Series 1710, Class G, 1.75%, 4/15/24 †	258,844	260,139
Series 2691, Class FE, 0.84%, 12/15/28 †	92,838	91,897
Series 3195, Class PN, 6.50%, 8/15/30	126,894	132,125
MLCC Mortgage Investors, Inc., Series 2003-B, Class A1, 0.59%, 4/25/28 †	53,738	43,645
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.70%, 3/25/18 †	117,108	106,321
Sequoia Mortgage Trust, Series 10, Class 1A, 0.65%, 10/20/27 †	68,723	59,804
Washington Mutual, Series 2003-AR1, Class A6, 3.77%, 3/25/33 †	107,063	94,563

Total Collateralized Mortgage Obligations (Cost $3,570,578)		3,710,904

Corporate Bonds — 33.9%

Air Freight & Logistics — 0.3%
FedEx Corp., Series 97-B, 7.52%, 1/15/18	93,979	100,037

Communications — 6.0%
AT&T Mobility LLC, 6.50%, 12/15/11	420,000	461,666
Cellco Partnership dba Verizon Wireless,
3.75%, 5/20/11 (a)	200,000	206,747
8.50%, 11/15/18 (a)	150,000	186,883
Comcast Cable Holdings, 9.80%, 2/01/12	300,000	343,634
Thomson Reuters Corp., 6.20%, 1/05/12	175,000	190,405
Time Warner Cable, Inc., 6.75%, 7/01/18	250,000	275,216
Verizon Communications, Inc., 5.25%, 4/15/13	260,000	282,225
		1,946,776
Consumer Discretionary — 1.9%
Anheuser-Busch InBev Worldwide, Inc., 6.88%, 11/15/19 (a)	150,000	167,082
CVS Caremark Corp.,
6.13%, 8/15/16	200,000	219,118
6.13%, 9/15/39	100,000	101,020
McDonald's Corp., 8.88%, 4/01/11	125,000	137,924
		625,144
Consumer Staples — 1.4%
ConAgra Foods, Inc., 7.88%, 9/15/10	11,000	11,605
Kellogg Co., Series B, 6.60%, 4/01/11	210,000	225,864
Kraft Foods, Inc., 5.63%, 11/01/11	200,000	213,429
		450,898
Energy — 1.8%
EnCana Corp., 6.50%, 5/15/19	130,000	144,409
Petronas Capital Ltd., 7.00%, 5/22/12	300,000	330,788
XTO Energy, Inc., 6.38%, 6/15/38	120,000	126,789
		601,986
Financial — 14.5%
Bank of America Corp.,
7.40%, 1/15/11	120,000	126,862
2.38%, 6/22/12	400,000	409,228
7.63%, 6/01/19	70,000	80,774
See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Corporate Bonds — 33.9% (continued)

Financial — 14.5% (continued)
Bank One Corp., 10.00%, 8/15/10	230,000	245,756
Berkley Corp., 5.13%, 9/30/10	150,000	151,107
Citigroup, Inc., 6.50%, 1/18/11	115,000	120,531
City National Bank, 6.75%, 9/01/11	250,000	258,785
Goldman Sachs Group, Inc., 6.88%, 1/15/11	225,000	239,293
HSBC Holdings plc, 6.50%, 5/02/36	150,000	164,446
JPMorgan Chase & Co.,
6.30%, 4/23/19	190,000	208,527
Series MTNB, 4.55%, 6/23/10	100,000	102,540
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39 (b)	200,000	201,340
MetLife, Inc., 5.38%, 12/15/12	80,000	86,088
Morgan Stanley, 5.95%, 12/28/17	110,000	113,113
Northern Trust Corp., 4.63%, 5/01/14	500,000	536,622
PNC Funding Corp.,
2.30%, 6/22/12	200,000	204,437
5.40%, 6/10/14	200,000	216,485
Prudential Financial, Inc., 4.75%, 9/17/15	118,000	118,420
Svenska Handelsbanken AB, 4.88%, 6/10/14 (a)	100,000	104,972
U.S. Bancorp, 2.13%, 2/15/13	270,000	269,157
U.S. Bank NA,
7.13%, 12/01/09	150,000	150,775
6.38%, 8/01/11	150,000	161,934
Wells Fargo Bank NA, 6.45%, 2/01/11	400,000	421,799
		4,692,991
Healthcare — 1.6%
Abbott Laboratories, 5.60%, 11/30/17	200,000	219,282
Schering-Plough Corp., 5.30%, 12/01/13	185,000	203,419
Wyeth, 5.95%, 4/01/37	100,000	107,815
		530,516
Industrial — 1.2%
Honeywell International, 6.13%, 11/01/11	250,000	272,643
Hutchison Whampoa, 7.45%, 11/24/33 (a)	100,000	112,317
		384,960
Technology — 0.6%
Hewlett-Packard Co., 2.25%, 5/27/11	200,000	203,896

Transportation — 1.2%
Norfolk Southern Corp., 5.90%, 6/15/19	100,000	110,514
Union Pacific Corp., 6.13%, 1/15/12	250,000	269,127
		379,641
Utilities — 3.4%
Duke Energy Corp., 6.30%, 2/01/14	200,000	221,144
Georgia Power Co., 6.00%, 11/01/13	130,000	145,926
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	220,494
Plains All American Pipeline, 6.13%, 1/15/17 (b)	97,000	102,081
Progress Energy, Inc., 6.05%, 3/15/14	200,000	220,132
Virginia Electric & Power Co., 8.88%, 11/15/38	130,000	183,758
		1,093,535

Total Corporate Bonds (Cost $10,458,098)		11,010,380

Medium-Term/Senior Note — 0.7%

Consumer Discretionary — 0.7%
Stanford University, Series MTNA, 6.16%, 4/30/11	225,000	233,498

Total Medium-Term/Senior Notes (Cost $225,000)		233,498

Mortgage Derivatives - IO STRIPS — 0.8%

Fannie Mae STRIPS,
Series 386, Class 1, 5.00%, 11/25/37	676,691	136,348
Series 386, Class 2, 5.00%, 11/25/37 †	565,934	111,382

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Mortgage Derivatives - IO STRIPS — 0.8% (continued)

Total Mortgage Derivatives - IO STRIPS (Cost $203,310)		247,730

Sovereign Bond — 1.4%

Canada — 1.4%
Ontario (Province of) , 5.13%, 7/17/12	410,000	444,550

Total Sovereign Bonds (Cost $436,159)		444,550

U.S. Government Agency Pass-Through Securities — 56.5%

Federal Home Loan Mortgage Corporation — 16.4%
4.50%, 11/01/18, Pool #B10834	495,974	525,813
6.00%, 4/01/21, Pool #J01657	136,228	146,146
5.50%, 1/01/22, Pool #J04201	252,873	269,505
3.86%, 4/01/29, Pool #846367 †	10,599	10,733
5.00%, TBA 30 Year	1,000,000	1,036,250
5.50%, TBA 30 Year	2,000,000	2,105,000
6.50%, TBA 30 Year	1,000,000	1,072,188
4.50%, 8/01/39, Pool #A87905	148,701	150,493
		5,316,128
Federal National Mortgage Association — 39.0%
4.61%, 7/01/12, Pool #387461	1,250,000	1,319,759
4.73%, 12/01/12, Pool #385682	434,863	459,967
5.10%, 11/01/21, Pool #365421 †	78,596	81,348
6.00%, 6/01/22, Pool #888467	573,685	615,808
4.50%, 8/01/24, Pool #AA9126	198,062	206,078
7.00%, TBA 30 Year	1,000,000	1,090,938
3.95%, 6/01/33, Pool #708318 †	91,058	92,560
4.50%, 10/01/33, Pool #747529	522,095	532,790
5.50%, TBA 30 Year	1,000,000	1,052,500
4.68%, 1/01/34, Pool #765657 †	63,692	65,629
2.99%, 3/01/34, Pool #776486 †	134,885	137,592
5.00%, 5/01/34, Pool #777748	988,715	1,028,243
3.66%, 7/01/34, Pool #791523 †	105,344	109,015
4.76%, 1/01/35, Pool #810896 †	740,377	757,264
4.50%, 5/01/35, Pool #888482	235,830	240,661
4.50%, 9/01/35, Pool #835760	637,145	648,205
5.50%, 1/01/36, Pool #745428	1,641,869	1,734,251
4.04%, 4/01/36, Pool #868790 †	139,981	143,899
6.00%, 5/01/37, Pool #936935	593,009	631,215
6.00%, 2/01/38, Pool #972490	478,738	509,209
6.00%, 6/01/38, Pool #889656	849,505	903,574
6.50%, 8/01/38, Pool #988065	262,148	281,799
		12,642,304
Government National Mortgage Association — 1.1%
4.50%, 3/15/38, Pool #782293	354,294	359,810

Total U.S. Government Agency Pass-Through Securities (Cost $17,925,174)		18,318,242

U.S. Government Agency Securities — 2.8%

Fannie Mae — 1.2%
4.63%, 10/15/14	350,000	382,741

Tennessee Valley Authority Note — 1.6%
4.50%, 4/01/18	500,000	519,424

Total U.S. Government Agency Securities (Cost $858,905)		902,165

U.S. Treasury Obligations — 4.5%

U.S. Treasury Bond — 2.1%
3.50%, 2/15/39	795,000	696,867

U.S. Treasury Note — 2.4%
2.75%, 2/15/19	75,000	71,273
3.13%, 5/15/19	720,000	704,588

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 4.5% (continued)

Total U.S. Treasury Obligations (Cost $1,465,986)		1,472,728

Short-Term Investments — 3.7%

U.S. Government Agency Security — 0.9%
Freddie Mac Discount Note, 1/04/10	300,000	299,973

	Shares
Money Markets — 2.8%
Federated Government Obligations Fund	894,241	894,241

Total Short-Term Investments ($1,194,182)		1,194,214

Total Investments
(Cost $37,185,071(c))—118.3%		$38,370,250

Liabilities in excess of other assets — (18.3)%		(5,945,837)

NET ASSETS — 100.0%		$32,424,413

(a)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $778,001, or 2.40% of net assets.

(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(d)	Amount rounds to less than 0.05%.
†	Variable or floating rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2009.

Summary of Abbreviations
IO	- Interest Only
STRIPS	- Separately Traded Registered Interest and Principal of Securities
TBA	- Security is subject to delayed delivery

Futures Contracts— 0.0% (d)

			Unrealized
			Appreciation/
Number of Contracts	Futures Contract	Notional Amount	(Depreciation)

Futures Contracts Purchased

25	December 2009 10-Year U.S. Treasury Note	$2,965,234	$14,864
10	December 2009 5-Year U.S. Treasury Note	1,164,531	5,682
6	December 2009 U.S. Long Bond	720,938	4,441
			24,987
Futures Contracts Sold

-15	December 2009 2-Year U.S. Treasury Note	3,264,140	(25,116)

			$(129)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Intermediate Bond Fund	October 31, 2009

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Asset-Backed Securities	$–	$835,839	$–	$835,839
Collateralized Mortgage Obligations	–	3,710,904	–	3,710,904
Corporate Bonds	–	11,010,380	–	11,010,380
Medium-Term/Senior Notes	–	233,498	–	233,498
Mortgage Derivatives - IO STRIPS	–	247,730	–	247,730
Short-Term Investments	894,241	299,973	–	1,194,214
Sovereign Bonds	–	444,550	–	444,550
U.S. Government Agencies	–	19,220,407	–	19,220,407
U.S. Treasury Obligations	–	1,472,728	–	1,472,728
Total Investments	$894,241	$37,476,009	$–	$38,370,250

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures	$(129)	$–	$–	$(129)

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Municipal Bonds —95.9%

Basehor Kansas, GO, Series 2008, 4.00%, 9/01/10, Callable 12/14/09 @ $100	750,000	751,148
Bel Aire Kansas, GO, Series 2008 A, Class A, 4.50%, 6/01/12, Callable 12/14/09 @ $100	1,000,000	1,002,110
Blue Valley COP, OID, GO, Series 2006 A, 3.85%, 10/01/14, Assured Guaranty	500,000	534,330
Burlington Kansas, Environmental Improvement Revenue, GO, Series 1993 K, 5.25%, 12/01/23, Putable 4/1/2013 @ $100, XLCA†	1,000,000	1,063,670
Butler & Sedgwick Counties Unified School District No. 385, GO
Series 1999, 5.60%, 9/01/12, FSA	1,775,000	1,962,511
Series 2005, 5.00%, 9/01/18, Callable 9/01/15 @ $100, NATL-RE	2,000,000	2,138,260
Butler County Unified School District No. 490, GO
Series 2005 B, 5.00%, 9/01/23, Callable 9/01/15 @ $100, FSA	500,000	532,675
Series 2005 B, Class B, 5.00%, 9/01/24, Pre-refunded 9/1/15 @ $100, FSA	690,000	793,845
Series 2005 B, Class B, 5.00%, 9/01/24, Callable 9/01/15 @ $100, FSA	395,000	419,751
Cherokee County, COP, GO, Series 2005, 5.00%, 12/01/21, Callable 12/01/15 @ $100, NATL-RE FGIC	1,170,000	1,273,276
Chisholm Creek, Water & Sewer Revenue, GO
Series 2002, 5.25%, 9/01/14, Pre-refunded 9/1/12 @ $100, NATL-RE	710,000	790,677
Series 2002, 5.25%, 9/01/15, Pre-refunded 9/1/12 @ $100, NATL-RE	400,000	445,452
Coffeyville Community College, GO, Series 2005 A, 5.05%, 10/01/25, Pre-refunded 10/1/15 @ $100	1,975,000	2,223,396
Coffeyville Community College, COP, GO, Series 2009, 3.00%, 10/01/14	275,000	276,370
Coffeyville Kansas, GO, Series 2008, 3.25%, 11/01/11, Callable 11/01/10 @ $100	500,000	509,525
Cowley County Unified School District No. 465, GO, Series 2003, 5.25%, 10/01/15, Callable 10/01/13 @ $100, NATL-RE	1,310,000	1,435,629
Crawford County, Public Bldg Common Hospital District No. 1, GO, Series 2009, 5.38%, 9/01/24, Callable 9/01/19 @ $100	2,300,000	2,376,130
Dodge City Kansas, GO, Series 2009 A, Class A, 4.25%, 9/01/29, Callable 9/01/19 @ $100, Assured Guaranty	835,000	830,524
Dodge City Kansas Sales Tax Revenue, GO, Series 2009, 5.25%, 6/01/31, Callable 6/01/19 @ $100, Assured Guaranty	500,000	534,515
Douglas County, GO
Series 2004 A, Class S, 5.00%, 8/01/18, Callable 8/01/13 @ $100, AMBAC	1,935,000	2,048,410
Series 2009 A, Class A, 4.00%, 9/01/24, Callable 9/01/19 @ $100	425,000	427,733
Franklin County Unified School District No. 289, GO, Series 2001 A, Class A, 5.35%, 9/01/11, FSA	120,000	129,848
Franklin County, COP, Mental Health, GO, Series 2006, 4.75%, 9/01/21, Callable 9/01/13 @ $100	750,000	769,725
Geary County Unified School District No. 475, GO
Series 2005, 5.25%, 9/01/18, Callable 9/01/15 @ $100, NATL-RE	795,000	875,621
Series 2005, 5.25%, 9/01/20, Pre-refunded 9/1/15 @ $100, NATL-RE	2,025,000	2,351,268
Series 2005, 5.25%, 9/01/22, Pre-refunded 9/1/15 @ $100, NATL-RE	1,650,000	1,915,848
Harvey County Unified School District No. 373, GO
Series 1998, 4.80%, 9/01/18, Callable 12/14/09 @ $100, FSA	635,000	636,683
Series 2007, 5.00%, 9/01/22, Callable 9/01/18 @ $100, NATL-RE	1,700,000	1,787,805
Hiawatha Kansas, GO, Series 2006 A, 4.60%, 10/01/26, Callable 10/01/14 @ $100	300,000	302,877
Hoisington Public Building Corp., Health Care Facilities Revenue, GO, Series 2006, 5.00%, 11/01/23, Callable 11/01/14 @ $100, AMBAC	1,700,000	1,773,882
Horton Kansas Electric Utility System Revenue, GO, Series 2009, 4.15%, 10/01/21, Callable 10/01/19 @ $100	540,000	534,978
Johnson County, GO, Series 2007 B, Class B, 4.50%, 9/01/13	1,230,000	1,366,653
Johnson County Community College District, GO, Series 2002, 5.00%, 11/15/24, Callable 11/15/12 @ $100, AMBAC	1,000,000	1,034,320
Johnson County Park & Recreation Foundation Revenue, GO, Series 2001, 5.38%, 9/01/16, Callable 9/01/11 @ $100	1,000,000	1,038,750
Johnson County Park & Recreation Foundation Revenue, COP, GO, Series 2003 B, 5.00%, 9/01/23, Callable 9/01/13 @ $100	870,000	909,950
Johnson County Unified School District No. 231, GO
Series 2005 A, Class A, 5.00%, 10/01/23, Callable 10/01/14 @ $100, NATL-RE FGIC	1,080,000	1,139,476
Series 2006 B, Class B, 5.00%, 10/01/25, Callable 10/01/16 @ $100, AMBAC	1,070,000	1,124,762
Johnson County Unified School District No. 232, GO
Series 2003 A, Class A, 4.35%, 9/01/14, Callable 9/01/13 @ $100, NATL-RE FGIC	600,000	634,386
Series 2005, 5.00%, 3/01/15, NATL-RE	600,000	658,320
Series 2005 A, Class A, 5.25%, 9/01/20, Callable 9/01/15 @ $100, FSA	1,325,000	1,431,662
Series 2005 A, Class A, 5.25%, 9/01/23, Callable 9/01/15 @ $100, FSA	1,000,000	1,070,760
Series 2008, 3.50%, 9/01/18, Callable 9/01/17 @ $100, FSA	100,000	101,159
Johnson County Unified School District No. 233, GO, Series 2001 B, Class B, 5.50%, 9/01/14, NATL-RE FGIC	325,000	374,312
Johnson County, Public Building Commission, GO, Series 2009 A, Class A, 4.00%, 9/01/22, Callable 9/01/19 @ $100	415,000	422,076
Johnson County, Public Building Common Lease, GO, Series 2008 A, Class A, 4.38%, 9/01/23, Callable 9/01/18 @ $100	100,000	104,731

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Municipal Bonds —95.9% (continued)

Johnson County, Water District No. 1, GO
Series 2001, 5.00%, 6/01/12, Callable 12/01/11 @ $100	1,000,000	1,074,210
Series 2001, 5.00%, 12/01/13, Callable 12/01/11 @ $100	750,000	801,510
Series 2009, 3.00%, 1/01/16	1,225,000	1,274,674
Series 2009, 3.00%, 1/01/17	650,000	669,012
Series 2009, 3.00%, 7/01/17	255,000	260,967
Series 2009, 3.25%, 7/01/20, Callable 7/01/18 @ $100	1,440,000	1,439,957
Kansas Independent College Finance Authority, GO, Series 2001, 6.00%, 10/01/21, Callable 12/14/09 @ $100	1,500,000	1,500,510
Kingman County Electric Utility System Revenue, GO, Series 2004, 5.50%, 9/01/23, Pre-refunded 9/1/12 @ $100, OID	300,000	332,622
Kingman County Unified School District No. 331, GO, Series 2000, 5.80%, 10/01/16, Pre-refunded 10/1/10 @ $100, FGIC, OID	1,545,000	1,618,820
La Cygne, Environmental Improvements Revenue, Kansas City Power & Light, GO, Series 2005, 4.05%, 3/01/15, XLCA	382,000	394,740
La Cygne, Public Building Community Swimming Pool, GO, Series 2009, 5.00%, 11/01/29, Callable 11/01/19 @ $100	375,000	376,462
Lansing Kansas, GO, Series 2008 A, Class A, 4.45%, 9/01/22, Callable 9/01/17 @ $100, FSA	395,000	416,599
Lawrence Hospital Revenue, GO
Series 2003, 5.38%, 7/01/16, Callable 7/01/13 @ $100	1,000,000	1,039,750
Series 2006, 5.25%, 7/01/21, Callable 7/01/16 @ $100	610,000	618,851
Lawrence Water & Sewer System Revenue, GO, Series 2008, 4.30%, 11/01/22, Callable 11/01/18 @ $100	235,000	241,533
Leavenworth County Unified School District No. 458, GO, Series 2009 A, Class A, 5.25%, 9/01/28, Callable 9/01/19 @ $100	1,250,000	1,350,513
Leavenworth County Unified School District No. 464, GO, Series 2005 A, Class A, 5.00%, 9/01/25, Pre-refunded 9/1/15 @ $100, NATL-RE	1,380,000	1,587,690
Leavenworth County Unified School District No. 469, GO, Series 2005 A, 5.00%, 9/01/24, Pre-refunded 9/1/15 @ $100, FGIC	2,400,000	2,754,120
Leawood Kansas, GO, Series 2008 B, Class B, 4.20%, 9/01/23, Callable 9/01/17 @ $100	565,000	587,916
Lenexa Health Care Facilities Revenue, GO, Series 2002 C, Class C, 6.88%, 5/15/32, Pre-refunded 5/15/12 @ $101	1,500,000	1,719,990
Lenexa Kansas, GO, Series 2009 B, Class B, 4.00%, 9/01/25, Callable 9/01/14 @ $100	480,000	485,232
Lindsborg Kansas, GO, Series 2009 A, Class A, 4.60%, 10/01/29, Callable 10/01/18 @ $100	600,000	577,254
Lyon County Unified School District No. 253, GO, Series 2002, 5.00%, 9/01/12, NATL-RE FGIC	250,000	272,437
Maize Public Building Commission, GO, Series 2006 A, Class A, 5.25%, 5/01/25, Callable 5/01/11 @ $100	1,000,000	1,008,400
Maize Water System Revenue, GO, Series 2006, 5.25%, 8/01/26, Callable 8/01/16 @ $100	1,000,000	1,031,970
Manhattan Kansas, GO, Series 2008 A, Class A, 4.50%, 11/01/17	400,000	442,952
Marais Des Cygnes, Public Utility, GO, Series 2007 , 4.63%, 12/01/38, Callable 12/01/17 @ $100, Assured Guaranty	530,000	510,697
Miami County Unified School District No. 367, GO, Series 2005 A, Class A, 5.00%, 9/01/25, Callable 9/01/15 @ $100, FSA	1,310,000	1,385,770
Miami County Unified School District No. 416, GO
Series 2006, 4.00%, 9/01/15, NATL-RE	900,000	968,688
Series 2006, 5.00%, 9/01/20, Callable 9/01/16 @ $100, NATL-RE	1,235,000	1,322,524
Mitchell County, Public Building Common Revenue, GO, Series 2009, 4.50%, 3/01/28, Callable 3/01/18 @ $100, Assured Guaranty	430,000	439,567
Neosho County, Sales Tax Revenue, GO
Series 2009, 4.00%, 10/01/18, Assured Guaranty	220,000	222,629
Series 2009, 4.00%, 10/01/19, Assured Guaranty	225,000	224,811
Series 2009, 4.50%, 10/01/27, Callable 10/01/19 @ $100, Assured Guaranty	740,000	728,345
Newton Kansas, GO, Series 2004 A, Class A, 5.00%, 9/01/24, Callable 9/01/14 @ $100, NATL-RE	1,000,000	1,049,250
Newton Wastewater Treatement System Revenue, GO, Series 1998, 4.90%, 3/01/12, Callable 12/14/09 @ $100	535,000	536,461
Olathe, Health Facilities Revenue, Olathe County Hospital, GO
Series 2008, 5.13%, 9/01/22, Callable 9/01/17 @ $100	1,315,000	1,348,559
Series 2008 A, Class A, 4.13%, 9/01/37, Callable 3/01/12 @ $100, Putable 3/1/2013 @ $100†	1,500,000	1,539,270
Olathe, Special Obligation, Tax Increment Revenue, GO
Series 2006, 4.75%, 3/01/11	500,000	454,790
Series 2006, 5.00%, 3/01/16	500,000	362,745
Series 2007, Class W, 5.45%, 9/01/22, Callable 3/01/17 @ $100	660,000	541,649
Overland Park, GO
Series 2004, 5.00%, 9/01/19, Callable 9/01/13 @ $100	630,000	681,345
Series 2009 A, Class A, 3.00%, 9/01/17	735,000	750,442
Pittsburg Kansas, GO, Series 2006, Class N, 4.90%, 4/01/24, Callable 4/01/16 @ $100	1,225,000	866,443
Pratt Kansas, GO, Series 2001, 5.25%, 5/01/18, Pre-refunded 5/1/10 @ $100, AMBAC	250,000	255,760
Puerto Rico Electric Power Authority Revenue, GO, Series 2007 UU, 5.00%, 7/01/19, NATL-RE	1,000,000	1,034,000

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Municipal Bonds —95.9% (continued)

Reno County Unified School District No. 308, GO
Series 2007 A, 5.00%, 9/01/16, NATL-RE	1,000,000	1,101,160
Series 2007 A, 5.00%, 9/01/25, Callable 9/01/17 @ $100, NATL-RE	200,000	207,324
Rice County Unified School District No. 444, GO, Series 1997, 5.08%, 9/01/14, Callable 12/14/09 @ $100	755,000	757,159
Rice Kansas COP, GO, Series 1999, 5.30%, 12/01/19, Pre-refunded 12/1/09 @ $100, NATL-RE	1,425,000	1,430,287
Riley County Unified School District No. 383, GO
Series 2001, 5.00%, 11/01/14, Callable 11/01/11 @ $100, NATL-RE	1,000,000	1,058,690
Series 2009 A, 5.00%, 9/01/23, Callable 9/01/19 @ $100	1,000,000	1,097,580
Roeland Park Kansas, GO, Series 2005, 5.38%, 8/01/19, Callable 8/01/15 @ $100	500,000	450,445
Salina Kansas, Hospital Revenue, Salina Regional Health Center, GO
Series 2006, 5.00%, 10/01/20, Callable 4/01/16 @ $100	460,000	471,634
Series 2006, 5.00%, 10/01/23, Callable 4/01/16 @ $100	470,000	475,889
Saline County Unified School District No. 305, GO
Series 2001, 5.50%, 9/01/17, Callable 9/01/11 @ $100, Pre-refunded 9/1/17 @ $100, FSA	780,000	837,853
Series 2001, 5.50%, 9/01/17, Callable 9/01/11 @ $100, FSA	220,000	230,487
Scott County Unified School District No. 466, GO, Series 2002, 5.25%, 9/01/17, Pre-refunded 9/1/12 @ $100, FGIC	400,000	444,860
Sedgwick & Shawnee Counties, Single Family Revenue, GO
Series 1994 B-1, 8.05%, 5/01/14, GNMA	15,000	15,523
Series 1997 A-2, 6.70%, 6/01/29, GNMA	120,000	126,889
Sedgwick County, GO, Series 1997 A-2, 6.50%, 12/01/16, GNMA	10,000	10,121
Sedgwick County Public Building Commission, GO
Series 2003, 4.00%, 8/01/15, Callable 8/01/14 @ $100	500,000	526,680
Series 2008, 5.25%, 8/01/26, Callable 8/01/18 @ $100	130,000	143,597
Sedgwick County Unified School District No. 259, GO, Series 2009 A, Class A, 5.00%, 10/01/21, Callable 10/01/18 @ $100	1,000,000	1,109,880
Sedgwick County Unified School District No. 261, GO
Series 1999, 4.75%, 11/01/17, Pre-refunded 11/1/09 @ $100, FSA	1,525,000	1,525,000
Series 2007, 4.00%, 11/01/13, FSA	500,000	545,010
Series 2007, 5.00%, 11/01/19, Callable 11/01/17 @ $100, FSA	1,000,000	1,099,390
Sedgwick County Unified School District No. 266, GO
Series 2007 , 4.00%, 9/01/17, NATL-RE	175,000	181,422
Series 2008, 5.00%, 9/01/16, NATL-RE	150,000	165,174
Series 2008, 5.00%, 9/01/17, NATL-RE	100,000	109,970
Shawnee County, GO, Series 2005 A, Class A, 5.00%, 9/01/19, Callable 9/01/15 @ $100, FSA	700,000	752,192
Shawnee County COP, GO, Series 2007 A, Class A, 5.00%, 9/01/22, Callable 9/01/15 @ $100	1,640,000	1,713,111
Shawnee County Kansas, Correction Lake Project, GO, Series 2007, Class C, 5.00%, 9/01/23, Callable 9/01/15 @ $100	1,840,000	1,915,256
Shawnee County Unified School District No. 501, GO, Series 2005, 5.00%, 8/01/13, FSA	1,000,000	1,119,110
State, Department of Transportation, Highway Revenue, GO
Series 1998, 5.50%, 9/01/14	1,000,000	1,165,200
Series 2003 A, Class A, 5.00%, 9/01/11	415,000	446,196
Series 2004 A, 5.00%, 3/01/20, Callable 3/01/14 @ $100	1,110,000	1,189,587
Series 2004 B-1, 4.30%, 9/01/21, Callable 9/01/18 @ $100	150,000	157,639
Series 2004 B-2, 5.00%, 9/01/22, Callable 9/01/18 @ $100	4,000,000	4,442,360
Series 2004 B-3, 5.00%, 9/01/23, Callable 9/01/18 @ $100	865,000	955,825
Series 2004 B-4, 5.00%, 9/01/24, Callable 9/01/18 @ $100	280,000	307,622
State, Development Finance Authority Health Facilities Revenue, Hays Medical Center, Inc., GO
Series 2005 L, Class L, 5.00%, 11/15/22, Callable 11/15/15 @ $100	500,000	508,050
Series 2005 M, 3.75%, 5/15/26, Putable 11/15/2010 @ $100, NATL-RE†	1,435,000	1,450,929
State, Development Finance Authority Health Facilities Revenue, St. Lukes/Shawnee Mission Health System, Inc., GO, Series 1996, Class P, 5.38%, 11/15/16, Callable 12/14/09 @ $100, NATL-RE	500,000	502,255
State, Development Finance Authority Health Facilities Revenue, Stormont-Vail Healthcare, Inc., GO
Series 2001 K, Class K, 5.75%, 11/15/12, Callable 11/15/11 @ $100, NATL-RE	1,000,000	1,073,010
Series 2007, 5.00%, 11/15/27, Callable 11/15/17 @ $100, NATL-RE	1,875,000	1,912,238
Series 2008 E, Class E, 5.25%, 11/15/23, Putable 11/15/2011 @ $100†	1,000,000	1,031,030
State, Development Finance Authority Hospital Revenue, Adventist Health, GO
Series 2009, 5.25%, 11/15/21, Callable 11/15/19 @ $100	1,100,000	1,153,306
Series 2009, 5.50%, 11/15/22, Callable 11/15/19 @ $100	1,000,000	1,060,920
State, Development Finance Authority Housing Development Revenue, GO, Series 2003, Class B, 5.35%, 5/20/23, Callable 5/20/13 @ 105, GNMA	1,000,000	1,038,230
State, Development Finance Authority Revenue, GO
Series 1999, Class A, 5.00%, 8/01/11, Callable 2/01/10 @ $100, NATL-RE	500,000	501,405
Series 1999, Class B, 5.00%, 4/01/19, Callable 12/14/09 @ $100, AMBAC	1,000,000	1,000,050
Series 1999, Class H, 5.50%, 8/01/15, Pre-refunded 8/1/11 @ $100, NATL-RE	1,500,000	1,620,315

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Municipal Bonds —95.9% (continued)

Series 2001, 5.50%, 3/01/16, Callable 3/01/11 @ $100, AMBAC	650,000	674,713
Series 2002 N, Class N, 5.00%, 10/01/13, Callable 10/01/12 @ $100, AMBAC	500,000	543,055
Series 2002 N, Class N, 5.25%, 10/01/17, Callable 10/01/12 @ $100, AMBAC	1,250,000	1,313,487
Series 2002 N, Class N, 5.25%, 10/01/18, Callable 10/01/12 @ $100, AMBAC	1,610,000	1,687,216
Series 2002 N, Class N, 5.25%, 10/01/22, Callable 10/01/12 @ $100, AMBAC	1,960,000	2,039,674
Series 2003, 5.00%, 10/01/20, Callable 4/01/13 @ 102, AMBAC	200,000	211,944
Series 2003, 5.00%, 10/01/21, Callable 4/01/13 @ 102, AMBAC	2,750,000	2,909,198
Series 2003, Class J, 5.00%, 8/01/11, AMBAC	120,000	128,916
Series 2003, Class J, 5.00%, 8/01/11, AMBAC	380,000	406,516
Series 2003 J, Class J, 5.25%, 8/01/19, Callable 8/01/13 @ $100, AMBAC	410,000	431,845
Series 2004, Class A, 5.00%, 4/01/13, FGIC	150,000	168,017
Series 2004, Class A, 5.00%, 4/01/15, NATL-RE FGIC	250,000	276,072
Series 2004, Class A, 5.00%, 4/01/18, Pre-refunded 4/1/14 @ $101, FGIC	130,000	148,872
Series 2004, Class A, 5.00%, 4/01/17, Callable 4/01/14 @ 101, NATL-RE FGIC	595,000	638,018
Series 2004, Class A, 5.00%, 4/01/18, Callable 4/01/14 @ 101, NATL-RE FGIC	370,000	393,780
Series 2004 A, Class A, 5.00%, 4/01/20, Callable 4/01/14 @ $100, NATL-RE FGIC	515,000	541,852
Series 2005, 5.00%, 5/01/13, NATL-RE	500,000	556,785
Series 2005, 5.00%, 5/01/16, Callable 5/01/15 @ $100, NATL-RE	205,000	223,881
Series 2005, 5.00%, 5/01/21, Callable 5/01/15 @ $100, AMBAC	2,090,000	2,168,124
Series 2005, 5.00%, 10/01/22, Callable 10/01/15 @ $100	1,140,000	1,228,635
Series 2006, 5.00%, 2/01/26, Callable 2/01/16 @ $100, XLCA	2,000,000	2,065,840
Series 2006, Class A, 5.00%, 11/01/20, Callable 11/01/16 @ $100, NATL-RE FGIC	900,000	973,800
Series 2006, Class A, 5.00%, 11/01/21, Callable 11/01/16 @ $100, NATL-RE FGIC	500,000	540,360
Series 2006, Class A, 5.00%, 11/01/25, Callable 11/01/16 @ $100, NATL-RE FGIC	1,000,000	1,064,860
Series 2006, Class A, 4.00%, 11/01/15, NATL-RE FGIC	300,000	324,897
Series 2006 TR, 5.00%, 10/01/14	350,000	401,495
Series 2006 TR, 5.00%, 10/01/16	1,585,000	1,837,126
Series 2007 A, 4.25%, 4/01/27, Callable 4/01/15 @ $100, NATL-RE	200,000	194,002
Series 2007 K, Class K, 5.25%, 11/01/21, Callable 11/01/17 @ $100, NATL-RE	250,000	276,053
Series 2007 K, Class K, 5.25%, 11/01/26, Callable 11/01/17 @ $100, NATL-RE	1,200,000	1,302,588
Series 2008 A, Class A, 4.00%, 3/01/16	700,000	759,773
Series 2008 L, Class L, 5.13%, 11/01/25, Callable 11/01/18 @ $100, FSA	100,000	108,899
Series 2008 L, Class L, 5.25%, 11/01/28, Callable 11/01/18 @ $100, FSA	155,000	165,528
Series 2009 M-1, 3.00%, 11/01/09	400,000	400,017
Series 2009 M-1, 5.00%, 11/01/28, Callable 11/01/19 @ $100	2,055,000	2,196,672
Series 2009 M-1, 5.00%, 11/01/29, Callable 11/01/19 @ $100	2,060,000	2,198,555
Series 2009 TR, 4.63%, 10/01/26, Callable 10/01/18 @ $100	300,000	317,385
Series 2009 TR, 5.00%, 10/01/21, Callable 10/01/18 @ $100	1,270,000	1,422,933
State, Development Finance Authority Revenue, Commerce Impact Program, GO, Series 2009, 4.00%, 6/01/17	495,000	511,335
State, Development Finance Authority Revenue, Energy Conservation Project, GO, Series 1996 J, Class J, 5.40%, 4/01/10, Callable 12/14/09 @ $100	70,000	70,011
State, Development Finance Authority Revenue, Public Water Supply, GO
Series 2009 DW-1, 3.13%, 4/01/21, Callable 4/01/17 @ $100	1,500,000	1,419,090
Series 2009 DW-1, 3.25%, 4/01/23, Callable 4/01/17 @ $100	1,795,000	1,719,359
State, Development Finance Authority Revenue, Sisters of Charity Leavenworth, GO, Series 1998, 5.00%, 12/01/25, Callable 12/14/09 @ $100, NATL-RE	735,000	735,287
State, Development Finance Authority Revenue, University of Kansas Athletic Facility, GO
Series 2004, Class K, 5.00%, 6/01/15, Callable 6/01/14 @ $100	930,000	1,009,357
Series 2004, Class K, 5.00%, 6/01/18, Callable 6/01/14 @ $100	1,000,000	1,054,660
Series 2004, Class K, 5.00%, 6/01/21, Callable 6/01/14 @ $100	1,235,000	1,282,461
Series 2008 C, Class C, 5.00%, 6/01/28, Callable 6/01/15 @ $100	2,475,000	2,541,478
State, Development Finance Authority, Hospital Revenue, GO, Series 2009 D, Class D, 5.00%, 11/15/24, Callable 11/15/17 @ $100	1,000,000	1,007,880
State, Development Finance Authority, Lease Revenue Department of Juvenile Justice Authority, GO, Series 2001 D, Class D, 5.25%, 5/01/16, Callable 5/01/11 @ $100, NATL-RE	1,275,000	1,322,596
State, Development Finance Authority, Water Pollution Control Revenue, GO
Series 1998, 5.25%, 11/01/10	650,000	681,037
Series 1998, 5.25%, 5/01/11, Callable 12/14/09 @ $100	320,000	320,352
Series 2001, 5.50%, 11/01/15	200,000	234,530
Series 2001, 5.00%, 11/01/19, Callable 11/01/11 @ $100	2,000,000	2,071,660
Series 2002, 5.50%, 11/01/13, Callable 11/01/12 @ $100	900,000	1,018,791
Series 2002, 5.50%, 11/01/19, Callable 11/01/12 @ $100	960,000	1,045,997
Series 2008, 5.00%, 11/01/24, Callable 11/01/13 @ $100	1,000,000	1,048,590
State, Development Finance Authority, Water Supply Revenue, GO
Series 2004, 5.00%, 4/01/23, Callable 4/01/14 @ $100	1,725,000	1,829,794

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
Municipal Bonds —95.9% (continued)

Series 2008, 6.00%, 4/01/27, Callable 4/01/13 @ $100	2,000,000	2,168,620
State, Turnpike Authority, GO, Series 2004 A-2, 5.00%, 9/01/20, Callable 9/01/14 @ 101, FSA	500,000	528,780
Topeka Public Building Commission, GO, Series 2007 A, Class A, 5.00%, 6/01/13, NATL-RE	1,140,000	1,271,613
Topeka Public Building Common Revenue, GO, Series 2007 A, Class A, 5.00%, 6/01/27, Callable 6/01/18 @ $102, NATL-RE	1,000,000	1,093,850
University of Kansas Hospital Authority Health Facilities Revenue, GO
Series 2002, 5.50%, 9/01/11	300,000	325,206
Series 2002, 5.25%, 9/01/13, Pre-refunded 9/1/12 @ $100	450,000	499,140
Series 2002, 5.63%, 9/01/27, Pre-refunded 9/1/12 @ $100	275,000	307,879
Series 2002, 5.63%, 9/01/32, Pre-refunded 9/1/12 @ $100	1,100,000	1,231,516
Series 2002, 6.00%, 9/01/16, Pre-refunded 9/1/12 @ $100	1,120,000	1,265,522
Series 2006, 5.00%, 9/01/21, Callable 9/01/16 @ $100	1,000,000	1,023,730
Washburn University/Topeka Revenue, GO, Series 2001 B, Class B, 5.50%, 7/01/16, Callable 1/01/10 @ $100, AMBAC	250,000	251,030
Wichita, GO, Series 2009, 4.00%, 6/01/24, Callable 6/01/16 @ $101	150,000	152,394
Wichita, Hospital Facilities Revenue, GO
Series 1999 XI, 6.38%, 11/15/19, Callable 12/14/09 @ 101	700,000	710,157
Series 1999 XI, 6.75%, 11/15/14, Callable 12/14/09 @ 101	1,000,000	1,014,180
Series 1999 XI, 6.75%, 11/15/19, Callable 12/14/09 @ 101	2,000,000	2,029,040
Series 2001 III, 5.00%, 11/15/13, Callable 11/15/11 @ 101	295,000	309,611
Series 2001 III, 5.25%, 11/15/15, Callable 11/15/11 @ 101	335,000	350,253
Series 2001 III, 5.50%, 11/15/17, Callable 11/15/11 @ 101	500,000	518,695
Series 2001 III, 6.25%, 11/15/19, Callable 11/15/11 @ 101	750,000	793,425
Wichita, Sales Tax Revenue, GO, Series 2007, 5.00%, 10/01/12	2,325,000	2,573,217
Wichita, Water & Sewer Utility Revenue, GO
Series 1998, 4.70%, 10/01/12, Callable 12/14/09 @ $100, NATL-RE FGIC	1,800,000	1,801,116
Series 2003, 5.00%, 10/01/13, NATL-RE FGIC	800,000	891,376
Series 2003, 5.25%, 10/01/15, Callable 10/01/13 @ $100, NATL-RE FGIC	350,000	384,384
Series 2003, 5.25%, 10/01/17, Callable 10/01/13 @ $100, NATL-RE FGIC	2,300,000	2,476,249
Series 2005 A, Class A, 5.00%, 10/01/12, NATL-RE FGIC	1,000,000	1,104,950
Series 2005 B, Class B, 5.00%, 10/01/16, Callable 10/01/14 @ $100, NATL-RE FGIC	500,000	541,510
Series 2009 A, Class A, 5.00%, 10/01/29, Callable 10/01/19 @ $100	750,000	785,797
Wyandotte County School District No. 204, GO, Series 2005 A, Class A, 5.00%, 9/01/24, Callable 9/01/15 @ $100, NATL-RE FGIC	1,000,000	1,037,240
Wyandotte County Unified School District No. 202, GO, Series 2004 A, Class A, 5.00%, 9/01/13, AMBAC	1,000,000	1,098,680
Wyandotte County Unified School District No. 500, GO
Series 2001, 5.25%, 9/01/12, Pre-refunded 9/1/11 @ $100, FSA	1,805,000	1,950,212
Series 2002, 5.50%, 9/01/16, Pre-refunded 9/1/12 @ $100, FSA	300,000	335,277
Series 2003, 5.25%, 9/01/15, Callable 9/01/13 @ 102, FSA	1,000,000	1,124,140
Wyandotte County, Government Transportation Development Revenue, Cabelas Project, GO, Series 2006, 5.00%, 12/01/21, Callable 6/01/16 @ $100	1,195,000	1,181,090
Wyandotte County, Government Transportation Development Revenue, Legends Village West Project, GO
Series 2006, 4.60%, 10/01/16	210,000	177,614
Series 2006, 4.88%, 10/01/28, Callable 10/01/16 @ $100	475,000	331,521
Wyandotte County-Kansas City Unified Government, GO
Series 1998, 4.75%, 9/01/18, Callable 12/14/09 @ $101, NATL-RE	2,000,000	2,011,360
Series 2001, 6.00%, 5/01/15, Callable 5/01/11 @ $100, NATL-RE	1,975,000	2,084,830
Series 2004 B, Class B, 5.00%, 9/01/24, Callable 9/01/14 @ $100, FSA	470,000	492,725
Series 2009 A, Class A, 5.00%, 9/01/24, Callable 3/01/19 @ $100, BHAC	210,000	234,513

Wyandotte County-Kansas City Unified Government, Multi-Family Housing, GO, Series 2004, 4.75%, 8/01/34, Callable 8/01/11 @ $103, Putable 8/1/2014 @ $100†	2,435,000	2,471,282
Total Municipal Bonds (Cost $215,556,626)		220,199,457

Money Market Funds — 3.7%
	Shares

Federated Tax-Free Obligations Fund	3,478,239	3,478,239
Marshall Tax-Free Money Market Fund	5,000,000	5,000,000
Total Money Market Funds (Cost $8,478,239)		8,478,239

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2009

Money Market Funds — 3.7% (continued)

Total Investments
(Cost $224,034,865(a))—99.6%	$228,677,696

Assets in excess of liabilities — 0.4%	836,282

NET ASSETS — 100.0%	$229,513,978

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
†	Variable or floating rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2009.

Summary of Abbreviations
AMBAC	- Insured by American Municipal Bond Insurance Corp.
BHAC	- Insured by Berkshire Hathaway Assurance Corp.
COP	- Certificate of Participation
FGIC	- Insured by Financial Guaranty Insurance Co.
FSA	- Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GO	- General Obligation
GNMA	- Government National Mortgage Association
NATL-RE	- National Public Finance Guaranty Corp. (formerly MBIA)
OID	- Original Issue Discount
XLCA	- Insured by XL Capital Assurance

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Money Market Funds	$8,478,239	$–	$–	$8,478,239
Municipal Bonds	–	220,199,457	–	220,199,457
Total Investments	$8,478,239	$220,199,457	$–	$228,677,696

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

Security Description	Currency	Principal	Value ($)
Agency/Government Guaranteed— 5.7%

France—0.9%
Agence Francaise Development, 2.25%, 5/22/2012	USD	400,000	403,934

Netherlands—3.6%
Bank Nederlandse Gemeenten, 4.00%, 7/15/2014	EUR	100,000	154,150
ING Bank NV, 3.38%, 3/3/2014	EUR	1,000,000	1,509,565
			1,663,715

United Kingdom—1.2%
Barclays Bank plc, 4.25%, 10/27/2011	EUR	360,000	555,039

Total Agency/Government Guaranteed (Cost $2,417,119)			2,622,688

Asset-Backed Securities —11.0%

Credit Card—11.0%
BA Credit Card Trust, Series 04A1, (United States), 4.50%, 1/17/2014	EUR	1,000,000	1,431,790
Citibank Credit Card Issuance Trust, Series 2004-A2 REGS, Class A, (United States), 0.95%, 5/24/2013†	EUR	700,000	996,653
Citibank Credit Card Issuance Trust (United States), 5.38%, 4/11/2011	EUR	650,000	981,148
MBNA Credit Card Master Note Trust, Series 2002-A2, Class A, (United States), 5.60%, 7/17/2014	EUR	1,100,000	1,666,666
			5,076,257

Home Equity Loans—0.0%(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2A1, (United States), 0.75%, 5/25/2032†	USD	24,559	17,302

Non-U.S. Residential—0.0%(a)
Southern Pacific Securities plc, Series 2005-1X REGS, Class A2A, (United Kingdom), 0.94%, 6/10/2043†	EUR	2,296	3,355

Total Asset-Backed Securities (Cost 4,210,818)			5,096,914

Corporate Obligations —7.4%

Automobile Manufacturers—0.4%
Daimler Finance North America LLC (United States), 4.13%, 11/18/2009	EUR	130,000	191,481

Communications Equipment—0.5%
Bertelsmann US Finance LLC (United States), 4.63%, 6/3/2010	EUR	160,000	238,076

Financial—5.0%
Credit Suisse/London (Switzerland), 6.13%, 8/5/2013	EUR	450,000	732,802
HSBC France (France), 5.75%, 6/19/2013	EUR	350,000	564,234
HSBC Holdings plc (United Kingdom), 6.25%, 3/19/2018	EUR	300,000	493,465
JPMorgan Chase & Co. (United States), 4.38%, 11/12/2019†	EUR	100,000	145,279
JPMorgan Chase Bank NA (United States), 4.63%, 5/31/2017†	EUR	100,000	149,437
Rabobank Nederland NV (Netherlands), 4.75%, 1/15/2018	EUR	150,000	232,422
			2,317,639

Telecommunications—0.5%
France Telecom SA (France), 5.63%, 5/22/2018	EUR	150,000	245,194

Utilities—1.0%
Dong Energy A/S (Denmark), 4.63%, 6/21/2011	EUR	100,000	152,642
Gaz Capital SA, Series REGS, (Luxembourg), 5.03%, 2/25/2014(b)	EUR	190,000	278,758
			431,400

Total Corporate Obligations (Cost 3,052,566)			3,423,790

Foreign Bonds— 67.3%

Australia—0.4%
Australia Government Bond, Series 122, 5.25%, 3/15/2019	AUD	210,000	184,962
See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

Security Description	Currency	Principal	Value ($)
Foreign Bonds— 67.3% (continued)

Belgium—3.6%
Belgium Government Bond, Series 55, 4.00%, 3/28/2019	EUR	1,085,000	1,641,032

Canada—1.5%
Canadian Government Bond, 3.50%, 6/1/2013	CAD	390,000	376,368
Canadian Government Bond, 5.00%, 6/1/2037	CAD	293,000	319,951
			696,319

France—2.9%
Cie de Saint-Gobain, 6.50%, 3/17/2010	EUR	120,000	177,562
CIF Euromortgage, 4.00%, 10/25/2016	EUR	650,000	987,014
France Government Bond OAT, 5.00%, 4/25/2012	EUR	20,000	31,825
France Government Bond OAT, 5.75%, 10/25/2032	EUR	27,000	48,841
France Government Bond OAT, 5.00%, 10/25/2016	EUR	65,000	107,507
			1,352,749

Germany—10.5%
Bundesrepublic Deutschland, Series 09, 3.50%, 7/4/2019	EUR	1,230,000	1,848,177
Bundesrepublic Deutschland , Series 09, 3.75%, 1/4/2019	EUR	860,000	1,319,785
Bundesrepublik Deutschland, Series 03, 4.50%, 1/4/2013	EUR	30,000	47,617
Bundesrepublik Deutschland, Series 05, 4.00%, 1/4/2037	EUR	355,000	519,698
Kreditanstalt fuer Wiederaufbau, 4.00%, 4/8/2011	EUR	730,000	1,114,718
			4,849,995

Greece—8.2%
Hellenic Republic Government Bond, Series 3YR, 3.80%, 3/20/2011	EUR	1,100,000	1,670,436
Hellenic Republic Government Bond, Series 10YR, 6.00%, 7/19/2019	EUR	1,300,000	2,108,045
			3,778,481

Italy—3.4%
Intesa Sanpaolo SpA, 6.38%, 4/6/2010	EUR	280,000	418,741
Italy Buoni Poliennali Del Tesoro, 5.75%, 2/1/2033	EUR	470,000	778,475
Italy Buoni Poliennali Del Tesoro, 4.50%, 8/1/2018	EUR	235,000	366,957
			1,564,173

Japan—21.1%
Japan Government Five Year Bond, Series 70, 0.80%, 3/20/2013	JPY	485,900,000	5,461,675
Japan Government Ten Year Bond, Series 293, 1.80%, 6/20/2018	JPY	102,000,000	1,185,125
Japan Government Ten Year Bond, Series 279, 2.00%, 3/20/2016	JPY	99,000,000	1,175,004
Japan Government Thirty Year Bond, Series 25, 2.30%, 12/20/2036	JPY	55,000,000	616,329
Japan Government Twenty Year Bond, Series 90, 2.20%, 9/20/2026	JPY	114,000,000	1,302,827
			9,740,960

Luxembourg—1.8%
Merck Finanz AG, 3.75%, 12/7/2012	EUR	190,000	286,939
SES SA, 4.00%, 3/15/2011	EUR	180,000	269,060
Telecom Italia Finance SA, 7.00%, 4/20/2011	EUR	170,000	268,659
			824,658

Netherlands—1.4%
BMW Finance NV, 3.88%, 4/6/2011	EUR	130,000	195,638
EADS Finance BV, 4.63%, 3/3/2010	EUR	180,000	267,326
Netherlands Government Bond, 2.50%, 1/15/2012	EUR	110,000	165,158
			628,122

Norway—2.3%
DNB NOR Bank ASA, Series EMtn, 4.50%, 5/29/2014	EUR	700,000	1,080,230

Poland—0.5%
Poland Government Bond, Series 1015, 6.25%, 10/24/2015	PLN	640,000	226,345

Singapore—1.5%
Singapore Government Bond, 2.50%, 6/1/2019	SGD	980,000	692,973

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

Security Description	Currency	Principal	Value ($)
Foreign Bonds— 67.3% (continued)

Singapore—1.5% (continued)

Sweden—0.5%
Skandinaviska Enskilda Banken AB, 4.13%, 5/28/2015†	EUR	170,000	245,722

United Kingdom—7.7%
Bank of Scotland plc, 5.50%, 10/29/2012	EUR	350,000	526,429
Rolls-Royce plc, 4.50%, 3/16/2011	EUR	60,000	90,984
United Kingdom Gilt, 4.00%, 9/7/2016	GBP	60,000	103,926
United Kingdom Gilt, 4.25%, 12/7/2055	GBP	440,000	745,844
United Kingdom Gilt, 4.50%, 3/7/2013	GBP	1,194,000	2,103,483
			3,570,666

Total Foreign Bonds (Cost $28,461,571)			31,077,387

Short-Term Investments— 6.1%

U.S. Government Agency Securities — 5.5%
Fannie Mae Discount Note, (United States), 11/25/2009	USD	720,000	719,957
Fannie Mae Discount Note, (United States), 1/04/2010	USD	500,000	499,956
Freddie Mac Discount Note, (United States), 1/26/2010	USD	180,000	179,979
Freddie Mac Discount Note, (United States), 3/22/2010	USD	215,000	214,916
Freddie Mac Discount Note, (United States), 2/22/2010	USD	500,000	499,876
Freddie Mac Discount Note, (United States), 11/13/2009	USD	400,000	399,984
			2,514,668

		Shares
Money Market Fund — 0.6%
Dreyfus Cash Management	USD	291,353	291,353

Total Short-Term Investments (Cost $2,805,645)			2,806,021

Total Investments
(Cost $40,947,719(c))—97.5%			$45,026,800

Assets in excess of liabilities — 2.5%			1,161,559

NET ASSETS — 100.0%			$46,188,359

(a)	Amount rounds to less than 0.05%
(b)	This security has been determined to be illiquid. These securities are valued at $278,758, or 0.6% of net assets.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
†	Variable or floating rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2009.

Summary of Abbreviations
REG S
In the U.S., this is an SEC rule allowing for the resale of unregistered securities outside the United States, including securities issued under Rule 144A. These securities are valued at 1,278,766 or 2.8% of net assets.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

Futures Contracts— 0.0% (a)

			Unrealized
			Appreciation/
Number of Contracts	Futures Contract	Notional Amount	(Depreciation)

Futures Contracts Purchased
5	December 2009 Canadian 10-Year Bond	$557,225	$3,824
3	December 2009 Euro-Bund	538,150	1,185
7	December 2009 Euro-BUXL 30-Year Bond	1,011,964	7,489
2	December 2009 Japan 10-Year Bond	3,065,933	(14,242)
16	December 2009 U.S. Long Bond	1,922,500	24,585
			22,841
Futures Contracts Sold
-3	December 2009 Long Gilt	583,893	(3,651)
-1	December 2009 U.S. 10-Year Note	118,609	(3)
-2	December 2009 U.S. 2-Year Note	435,219	(1,754)
-26	December 2009 U.S. 5-Year Note	3,027,781	(16,657)
			(22,065)
			$776

Forward Foreign Exchange Contracts ― 0.0% (a)

						Unrealized
	Contract To					Appreciation/
Value Date	Receive		Deliver			(Depreciation)

1/13/2010	AUD	745,430	USD	647,724	USD	18,802
1/13/2010	AUD	266,000	CAD	249,818	USD	6,745
1/13/2010	AUD	344,000	NZD	423,843	USD	4,986
1/13/2010	CAD	1,652,733	USD	1,547,498	USD	(18,606)
1/13/2010	CAD	169,442	AUD	182,000	USD	(5,990)
1/13/2010	CAD	127,618	NZD	162,000	USD	2,396
1/13/2010	CHF	290,545	USD	285,000	USD	(1,604)
1/13/2010	CZK	1,580,538	USD	92,689	USD	(5,052)
1/13/2010	DKK	1,697,803	USD	337,053	USD	(1,591)
1/13/2010	EUR	1,244,573	USD	1,844,896	USD	(13,125)
1/13/2010	EUR	187,000	SEK	1,922,845	USD	3,897
1/13/2010	EUR	185,000	GBP	171,094	USD	(8,642)
1/13/2010	EUR	175,000	NOK	1,475,775	USD	453
1/13/2010	EUR	86,000	JPY	11,585,680	USD	(2,236)
1/13/2010	GBP	544,719	USD	886,726	USD	7,669
1/13/2010	GBP	263,040	EUR	291,000	USD	3,598
1/13/2010	GBP	94,000	CHF	155,894	USD	2,284
1/13/2010	JPY	451,291,567	USD	4,992,498	USD	25,049
1/13/2010	JPY	12,617,961	EUR	93,000	USD	3,411
1/13/2010	KRW	722,400,000	USD	606,040	USD	4,430
1/13/2010	MXN	2,588,451	USD	191,492	USD	2,716
1/13/2010	NOK	3,091,962	USD	531,327	USD	7,363
1/13/2010	NOK	736,000	SEK	853,304	USD	7,819
1/13/2010	NOK	847,110	GBP	91,000	USD	(1,831)
1/13/2010	NZD	565,222	USD	404,781	USD	(1,242)
1/13/2010	NZD	210,709	AUD	172,000	USD	(3,359)
1/13/2010	NZD	170,000	CAD	133,179	USD	(1,828)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

1/13/2010	SGD	718,703	USD	513,000	USD	(290)
1/13/2010	ZAR	1,023,514	USD	134,541	USD	(5,201)
1/13/2010	USD	242,126	SGD	342,010	USD	(1,858)
1/13/2010	USD	20,017	PLN	56,749	USD	472
1/13/2010	USD	259,648	CHF	265,490	USD	691
1/13/2010	USD	8,306,366	EUR	5,628,493	USD	22,307
1/13/2010	USD	132,816	NZD	186,000	USD	22
1/13/2010	USD	592,604	AUD	673,000	USD	(9,159)
1/13/2010	USD	1,442,000	JPY	130,860,593	USD	(12,933)
1/13/2010	USD	387,000	CAD	417,076	USD	1,176
1/13/2010	USD	124,000	CHF	128,270	USD	(1,114)
1/13/2010	USD	875,350	SGD	1,230,069	USD	(2,160)
1/13/2010	USD	72,000	NOK	411,422	USD	321
1/13/2010	USD	77,674	NZD	108,000	USD	568
					USD	(6,326)

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czeck Koruna
DKK	Danish Krone
EMTM	Euro Medium-Term Note
EUR	European Monetary Unit (Euro)
FRN	Floating Rate Note
GBP	Great British Pound
JPY	Japanese Yen
KRW	Republic of Korea (South Korea) Won
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tesor (French governement long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
VRN	Variable Rate Note
ZAR	South African Rand
USD	United States Dollar

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Bond Fund	October 31, 2009

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Agency/Government Guaranteed	$–	$2,622,688	$–	$2,622,688
Asset-Backed Securities	–	5,096,914	–	5,096,914
Corporate Obligations	–	3,423,790	–	3,423,790
Foreign Bonds	–	31,077,387	–	31,077,387
Short-Term Investments	291,353	2,514,668	–	2,806,021
Total Investments	$291,353	$44,735,447	$–	$45,026,800

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures	$776	$–	$–	$776
Forward Foreign Exchange Contracts	-	(6,326)	–	(6,326)
Total Other Financial Instruments	$776	$(6,326)	$–	$(5,550)

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2009

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 97.1%

U.S. Treasury Inflation-Indexed Bonds — 38.5%
2.00%, 1/15/2026	4,876,966	4,920,401
2.38%, 1/15/2025	5,816,175	6,181,960
2.38%, 1/15/2027	2,129,678	2,252,135
2.50%, 1/15/2029	9,237,880	9,940,827
3.63%, 4/15/2028	12,382,768	15,353,666
3.88%, 4/15/2029	1,929,845	2,487,239
		41,136,228
U.S. Treasury Inflation-Indexed Notes — 58.6%
0.88%, 4/15/2010	16,848,916	16,889,724
1.88%, 7/15/2013	13,924,580	14,577,294
1.88%, 7/15/2019	8,975,502	9,376,599
2.00%, 7/15/2014	3,966,951	4,184,205
2.50%, 7/15/2016	12,075,858	13,122,122
4.25%, 1/15/2010	4,271,798	4,307,506
		62,457,450

Total U.S. Treasury Inflation-Indexed Securities (Cost $102,122,493)		103,593,678

U.S. Treasury Obligation — 1.9%

U.S. Treasury Note — 1.9%
3.63%, 8/15/2019	2,040,000	2,079,207

Total U.S. Treasury Obligations (Cost $2,078,489)		2,079,207
	Shares
Money Market Fund — 0.3%

Dreyfus Cash Management	316,784	316,784

Total Short-Term Investments ($316,784)		316,784

Total Investments		$105,989,669
(Cost $104,517,766(a))—99.3%

Assets in excess of liabilities — 0.7%		764,097

Net Assets — 100.00%		$106,753,766

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Amount rounds to less than 0.05%.

Futures Contracts— 0.0% (b)

			Unrealized
			Appreciation/
Number of Contracts	Futures Contract	Notional Amount	(Depreciation)

Futures Contracts Purchased
10	December 2009 10-Year U.S. Treasury Note	$1,186,094	$918

Futures Contracts Sold
-27	December 2009 U.S. Long Bond	3,244,219	30,008

			$30,926

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2009

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Money Market Fund	$316,784	$–	$–	$–
U.S. Treasury Inflation-Indexed Securities	–	103,593,678	–	103,593,678
U.S. Treasury Obligations	–	2,079,207	–	2,079,207
Total Investments	$316,784	$105,672,885	$–	$105,989,669

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures	$30,926	$–	$–	$30,926

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See Notes to Financial Statements

American Independence Funds

Statements of Assets and Liabilities
October 31, 2009

		International	Short-Term	Intermediate	Kansas Tax-	International	U.S.
	Stock	Equity	Bond	Bond	Exempt Bond	Bond	Inflation-Indexed
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$88,224,089	$88,200,501	$134,903,031	$37,185,071	$224,034,865	$40,947,719	$104,517,766

Investments, at value	$103,146,963	$96,107,772	$125,856,724	$38,370,250	$228,677,696	$45,026,800	$105,989,669
Foreign currency, at value (costs at $0; $223,501; $0; $0; $0; $2,161,824; and $0)	-	229,542	-	-	-	2,154,978	-
Collateral held at broker	-	-	250,000	80,834	-	400,000	240,000
Interest and dividends receivable	23,970	232,384	795,299	284,364	2,608,716	690,225	476,177
Receivable for capital shares issued	183,267	205,476	74,331	36,905	100,532	-	34,250
Receivable for investments sold	15,852,334	-	899,887	81,796	-	-	5,682,877
Unrealized appreciation on futures contracts (See Note 8)	-	-	84,121	-	-	776	30,926
Unrealized appreciation of forward foreign exchange contracts (See Note 10)	-	-	-	-	-	168,559	-
Reclaims receivable	-	152,286	-	-	-	32,490	-
Receivable from Investment Adviser	-	-	-	-	-	-	15,461
Prepaid expenses	1,560	1,680	2,848	529	3,140	-	1,634
Total assets	$119,208,094	$96,929,140	$127,963,210	$38,854,678	$231,390,084	$48,473,828	$112,470,994

Liabilities
Distributions payable	$-	$-	$113,802	$49,395	$599,134	$1,170	$-
Payable for investments purchased	13,618,305	-	2,613,515	6,311,641	1,029,360	-	5,545,142
Payable for capital shares redeemed	833	13,217	2,200	1,000	35,000	72,141	-
Unrealized depreciation on futures contracts (See Note 8)	-	-	-	129	-	-	-
Unrealized depreciation of forward foreign exchange contracts (See Note 10)	-	-	-	-	-	174,885	-
Payable to broker	-	-	67,375	-	-	1,927,901	64,656
Accrued expenses and other payables:
Investment advisory	54,842	52,640	22,634	2,863	35,841	15,939	-
Administration	37,408	35,277	45,957	11,890	80,029	14,288	31,642
Distribution and Service	4,138	71	-	-	-	-	1,468
Other affiliates	11,348	11,924	19,890	13,657	24,809	11,004	11,537
Trustees	4,673	4,116	6,578	1,431	10,207	2,128	4,921
Other	73,473	64,019	47,615	38,259	61,726	66,013	57,862
Total liabilities	13,805,020	181,264	2,939,566	6,430,265	1,876,106	2,285,469	5,717,228

Net Assets	$105,403,074	$96,747,876	$125,023,644	$32,424,413	$229,513,978	$46,188,359	$106,753,766
Composition of Net Assets
Capital	$93,653,559	$99,724,545	$139,531,265	$30,412,131	$226,757,462	$38,681,258	$100,312,427
Accumulated net investment income (loss)	616,509	467,368	259,844	91,724	83,651	4,240,013	-
Accumulated net realized gains (losses) from investments, futures contracts and options transactions	(3,789,868)	(11,351,308)	(5,805,279)	735,508	(1,969,966)	(805,960)	4,938,510
Net unrealized appreciation (depreciation)	14,922,874	7,907,271	(8,962,186)	1,185,050	4,642,831	4,073,048	1,502,829
Net Assets	$105,403,074	$96,747,876	$125,023,644	$32,424,413	$229,513,978	$46,188,359	$106,753,766

Net Assets By Share Class:
Institutional Class	$101,045,090	$96,690,859	$124,990,311	$32,375,580	$228,131,677	$46,188,359	$101,788,990
Class A Shares	4,295,116	49,666	18,521	48,833	1,311,698	-	4,964,776
Class C Shares	62,868	7,351	14,812	-	70,603	-	-
Net Assets	$105,403,074	$96,747,876	$125,023,644	$32,424,413	$229,513,978	$46,188,359	$106,753,766

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value):
Institutional Class Shares	8,471,794	8,941,475	12,665,280	2,925,554	21,270,828	5,471,086	9,038,360
Class A Shares	362,449	4,612	1,878	4,386	122,322	-	438,370
Class C Shares	5,161	685	1,500	-	6,582	-	-

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$11.93	$10.81	$9.87	$11.07	$10.73	$8.44	$11.26
Class A Shares	$11.85	$10.77	$9.86	$11.13	$10.72	NA	$11.33
Class C Shares	$12.18	$10.73	$9.87	NA	$10.73	NA	NA

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	2.25%	4.25%	4.25%	4.25%	4.25%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$12.57	$11.43	$10.09	$11.62	$11.20	$9.16	$11.83
See Notes to Financial Statements

American Independence Funds

Statements of Operations
For the Year Ended October 31, 2009

		International	Short-Term	Intermediate
	Stock	Equity	Bond	Bond
	Fund	Fund	Fund	Fund

Investment Income:
Dividend	$1,797,786	$2,931,798	$-	$-
Interest	28,265	20,920	4,108,992	1,309,604
Foreign tax withholding	-	(337,830)	-	-
Total Investment Income	1,826,051	2,614,888	4,108,992	1,309,604

Expenses:
Investment advisory	872,545	650,833	535,422	115,563
Administration	109,069	100,438	167,320	36,114
Distribution - Class A Shares	5,128	120	44	79
Distribution - Class C Shares	267	46	105	-
Service - Class A Shares	5,128	120	44	79
Service - Class C Shares	89	15	35	-
Accounting	35,790	41,198	51,106	37,047
Audit Fees	23,795	26,181	24,543	23,730
Compliance services	12,704	12,211	17,687	3,017
Custodian	15,291	143,282	17,108	5,542
Legal expenses	9,108	11,554	4,787	1,372
Shareholder Reporting	5,159	3,799	3,473	1,772
State registration expenses	20,612	20,878	6,743	5,165
Transfer Agent	96,904	33,549	14,829	3,688
Trustees/Directors	8,921	9,118	13,398	3,412
Other	8,668	13,969	6,832	1,990
Total expenses before fee reductions	1,229,178	1,067,311	863,476	238,570
Expenses reduced by: Adviser	(381,520)	(217,149)	(260,903)	(65,068)
Distributor	-	-	(36)	(63)
Net Expenses	847,658	850,162	602,537	173,439

Net Investment Income	978,393	1,764,726	3,506,455	1,136,165

Realized and unrealized gains (losses) from investments, futures, options, and foreign currency transactions:
Net realized gain (loss) from investment transactions	600,566	(7,950,817)	(627,878)	749,423
Net realized gain from futures contracts	-	-	182,162	301,687
Net realized loss from options transactions	(1,734,870)	-	-	-
Net realized loss from foreign currency transactions	-	(1,525,878)	-	-
Net change in unrealized appreciation/depreciation from investments	11,914,595	26,949,046	17,912	1,976,353
Net change in unrealized appreciation/depreciation from futures contracts	-	-	84,121	129,230
Net change in unrealized appreciation/depreciation from foreign currency translation	-	19,419	-	-
Net realized and unrealized gains (losses)	10,780,291	17,491,770	(343,683)	3,156,693

Net Increase in Net Assets Resulting from Operations	$11,758,684	$19,256,496	$3,162,772	$4,292,858

See Notes to Financial Statements

American Independence Funds

Statements of Operations - (continued)
For the Year Ended October 31, 2009

	Kansas Tax-	International		U.S. Inflation-
	Exempt Bond	Bond Fund		Indexed
	Fund	2009*	2008**	Fund

Investment Income:
Interest (Loss)	$8,854,240	$1,095,437	$2,052,223	$(1,333,616)

Expenses:
Investment advisory	629,792	143,555	233,936	383,480
Administration	262,416	44,861	43,626	119,838
Distribution - Class A Shares	2,588	-	-	6,572
Distribution - Class C Shares	124	-	-	-
Service - Class A Shares	2,588	-	-	-
Service - Class C Shares	41	-	-	-
Accounting	78,926	29,703	38,971	50,629
Audit fees	32,539	10,822	31,491	28,549
Compliance services	23,647	7,684	23,112	13,643
Custodian	37,105	19,241	40,731	12,979
Legal expenses	23,686	5,163	23,878	11,076
Shareholder reporting	3,668	13,455	7,681	2,782
State registration expenses	22,078	12,502	57,639	21,999
Transfer Agent	38,788	19,326	7,021	40,587
Trustees/Directors	21,311	4,428	36,160	9,840
Other	13,352	7,451	44,697	6,384
Total expenses before fee reductions	1,192,649	318,191	588,943	708,358
Expenses reduced by: Adviser	(347,587)	-	(2,265)	(395,000)
Distributor	(1,035)	-	-	-
Net Expenses	844,027	318,191	586,678	313,358

Net Investment Income (Loss)	8,010,213	777,246	1,465,545	(1,646,974)

Realized and unrealized gains (losses) from investments, futures, options, and foreign currency transactions:
Net realized gain (loss) from investment transactions	(158,171)	(953,827)	803,331	9,319,038
Net realized gain (loss) from futures contracts	-	(122,441)	210,591	529,401
Net realized gain from foreign currency transactions	-	1,571,042	2,171,247	-
Net change in unrealized appreciation/depreciation from investments	10,301,445	2,470,498	(3,347,879)	7,733,054
Net change in unrealized appreciation/depreciation from futures contracts	-	(93,353)	329,857	77,590
Net change in unrealized appreciation/depreciation from foreign currency translation/ on translation of other assets and liabilities denominated in foreign currency	-	(396,930)	(20,947)	-
Net realized and unrealized gains	10,143,274	2,474,989	146,200	17,659,083

Net Increase in Net Assets Resulting from Operations	$18,153,487	$3,252,235	$1,611,745	$16,012,109

*	For the period from January 1, 2009 through October 31, 2009. Prior to January 1, 2009, the fiscal year-end was December 31.
**	For the year ended December 31, 2008

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		International Equity Fund		Short-Term Bond Fund
	For the Years Ended October 31,		For the Years Ended October 31,		For the Years Ended October 31,
	2009	2008	2009	2008	2009	2008
Investment Operations:
Net investment income	$978,393	$2,121,960	$1,764,726	$2,464,426	$3,506,455	$3,864,092
Net realized gains (losses)	(1,134,304)	(2,446,519)	(9,476,695)	(3,618,742)	(445,716)	774,700
Net change in unrealized appreciation/depreciation	11,914,595	(22,216,873)	26,968,465	(53,259,143)	102,033	(9,335,358)
Net increase (decrease) in net assets resulting from operations	11,758,684	(22,541,432)	19,256,496	(54,413,459)	3,162,772	(4,696,566)

Distributions:
From net investment income:
Institutional Class Shares	(1,978,623)	(2,069,401)	(1,977,092)	(1,970,894)	(3,469,393)	(3,848,453)
Class A Shares	(8,388)	(4,574)	(1,095)	(811)	(408)	(1,678)
Class C Shares	(405)	(313)	(66)	(113)	(215)	(179)
From net realized gains:
Institutional Class Shares	-	(17,928,868)	-	(7,641,238)	(216,319)	-
Class A Shares	-	(54,986)	-	(4,925)	(25)	-
Class C Shares	-	(4,145)	-	(595)	(20)	-
Decrease in net assets from distributions	(1,987,416)	(20,062,287)	(1,978,253)	(9,618,576)	(3,686,380)	(3,850,310)

Net increase (decrease) in net assets from capital transactions	15,113,163	10,043,868	5,643,543	(485,734)	(43,739,509)	115,304,669
Total increase (decrease) in net assets	24,884,431	(32,559,851)	22,921,786	(64,517,769)	(44,263,117)	106,757,793

Net Assets:
Beginning of year	80,518,643	113,078,494	73,826,090	138,343,859	169,286,761	62,528,968
End of year	$105,403,074	$80,518,643	$96,747,876	$73,826,090	$125,023,644	$169,286,761
Undistributed net investment income	$616,509	$1,625,532	$467,368	$1,978,240	$259,844	$2,913

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$30,621,888	$28,690,194	$22,050,598	$25,020,400	$14,982,296	$20,197,070
Value of assets (net of liabilities) received pursuant to the reorganization of FFTW Limited Duration Portfolio	-	-	-	-	-	116,288,737
Dividends reinvested	1,113,396	9,981,747	1,062,522	4,754,692	1,720,986	1,961,535
Cost of shares redeemed	(19,871,969)	(28,878,416)	(17,456,545)	(30,270,634)	(60,445,236)	(23,160,105)
Capital transactions in Institutional Class Shares	11,863,315	9,793,525	5,656,575	(495,542)	(43,741,954)	115,287,237
Class A Shares
Proceeds from shares issued	3,836,223	258,644	4,661	42,625	810	133,981
Dividends reinvested	8,388	59,560	1,095	5,735	433	727
Cost of shares redeemed	(622,990)	(96,219)	(18,854)	(39,127)	(8)	(131,356)
Capital transactions in Class A Shares	3,221,621	221,985	(13,098)	9,233	1,235	3,352
Class C Shares
Proceeds from shares issued	27,822	23,900	-	-	975	13,900 (a)
Dividends reinvested	405	4,458	66	607	235	180 (a)
Cost of shares redeemed	-	-	-	(32)	-	-
Capital transactions in Class C Shares	28,227	28,358	66	575	1,210	14,080

Net increase (decrease) in net assets from capital transactions	$15,113,163	$10,043,868	$5,643,543	$(485,734)	$(43,739,509)	$115,304,669

Share Transactions:
Institutional Class Shares
Issued	3,009,002	2,128,362	2,499,492	1,976,515	1,538,124	1,434,509
Issued pursuant to the re-organization of the FFTW Funds, Inc. - Limited Duration Portfolio	-	-	-	-	-	11,622,527
Reinvested	116,100	709,435	125,891	330,416	176,391	195,438
Redeemed	(1,928,685)	(2,084,243)	(1,948,846)	(2,270,435)	(6,203,608)	(2,308,468)
Change in Institutional Class Shares	1,196,417	753,554	676,537	36,496	(4,489,093)	10,944,006
Class A Shares
Issued	380,894	18,953	554	3,216	83	13,033
Reinvested	876	4,245	130	399	44	72
Redeemed	(54,514)	(7,123)	(2,446)	(2,940)	-	(12,857)
Change in Class A Shares	327,256	16,075	(1,762)	675	127	248
Class C Shares
Issued	2,327	1,573	-	-	100	1,358 (a)
Reinvested	41	318	8	42	24	18 (a)
Redeemed	-	-	-	(2)	-	-
Change in Class C Shares	2,368	1,891	8	40	124	1,376

(a) Class C Shares commenced operations on April 8, 2008

See Notes to Financial Statements

American Independence Funds

Statements of Changes in Net Assets - (continued)

	Intermediate Bond Fund		Kansas Tax-Exempt Bond Fund		International Bond Fund

					For the Period Ended	For the Years Ended
	For the Years Ended October 31,		For the Years Ended October 31,		October 31,	December 31,
	2009	2008	2009	2008	2009 (a)	2008	2007
Investment Operations:
Net investment income	$1,136,165	$1,483,595	$8,010,213	$7,473,119	$777,246	$1,465,545	$2,286,847
Net realized gains (losses)	1,051,110	143,508	(158,171)	29,380	494,774	3,185,169	604,806
Net change in unrealized appreciation/depreciation	2,105,583	(964,036)	10,301,445	(7,561,231)	2,377,145	(3,038,969)	2,550,581
Net increase (decrease) in net assets resulting from operations	4,292,858	663,067	18,153,487	(58,732)	3,649,165	1,611,745	5,442,234

Distributions:
From net investment income:
Institutional Class Shares (b)	(1,144,097)	(1,527,243)	(7,974,324)	(7,438,615)	(885,116)	(2,238,839)	(1,780,116)
Class A Shares	(1,125)	(613)	(35,406)	(33,692)	-	-	-
Class C Shares	-	-	(483)	(974)	-	-	-
Decrease in net assets from distributions	(1,145,222)	(1,527,856)	(8,010,213)	(7,473,281)	(885,116)	(2,238,839)	(1,780,116)

Net increase (decrease) in net assets from capital transactions	(710,285)	(4,446,388)	14,098,747	32,223,049	(2,916,948)	(21,218,526)	(23,077,383)
Total increase (decrease) in net assets	2,437,351	(5,311,177)	24,242,021	24,691,036	(152,899)	(21,845,620)	(19,415,265)

Net Assets:
Beginning of period	29,987,062	35,298,239	205,271,957	180,580,921	46,738,188	68,583,808	87,999,073
End of period	$32,424,413	$29,987,062	$229,513,978	$205,271,957	$46,585,289	$46,738,188	$68,583,808
Undistributed net investment income	$91,724	$55,632	$83,651	$83,651	$4,240,013	$2,691,650	$272,103

Capital Transactions:
Institutional Class Shares (b)
Proceeds from shares issued	$9,128,281	$6,204,552	$47,988,739	$48,034,287	$3,029,320	$15,277,495	$33,120,153
Dividends reinvested	504,548	648,805	1,231,775	1,122,221	872,419	2,211,602	1,679,498
Cost of shares redeemed	(10,371,901)	(11,303,991)	(35,419,896)	(17,130,440)	(6,818,687)	(38,707,623)	(57,877,034)
Capital transactions in Institutional Class Shares	(739,072)	(4,450,634)	13,800,618	32,026,068	(2,916,948)	(21,218,526)	(23,077,383)
Class A Shares
Proceeds from shares issued	27,927	3,635	426,403	278,739	-	-	-
Dividends reinvested	877	614	31,242	30,472	-	-	-
Cost of shares redeemed	(17)	(3)	(196,451)	(113,205)	-	-	-
Capital transactions in Class A Shares	28,787	4,246	261,194	196,006	-	-	-
Class C Shares
Proceeds from shares issued	-	-	70,000	-	-	-	-
Dividends reinvested	-	-	465	975	-	-	-
Cost of shares redeemed	-	-	(33,530)	-	-	-	-
Capital transactions in Class C Shares	-	-	36,935	975	-	-	-
Net increase (decrease) in net assets from capital transactions	$(710,285)	$(4,446,388)	$14,098,747	$32,223,049	$(2,916,948)	$(21,218,526)	$(23,077,383)

Share Transactions:
Institutional Class Shares (b)
Issued	$847,759	598,515	4,492,368	4,549,522	375,981	1,803,237	4,317,638
Reinvested	47,197	64,773	115,842	106,702	112,861	279,551	217,338
Redeemed	(979,542)	(1,104,477)	(3,342,582)	(1,628,646)	(897,906)	(4,601,777)	(7,692,671)
Change in Institutional Class Shares	(84,586)	(441,189)	1,265,628	3,027,578	(409,064)	(2,518,989)	(3,157,695)
Class A Shares
Issued	2,626	352	39,459	26,274	-	-	-
Reinvested	82	60	2,940	2,899	-	-	-
Redeemed	(2)	-	(18,338)	(10,769)	-	-	-
Change in Class A Shares	2,706	412	24,061	18,404	-	-	-
Class C Shares
Issued	-	-	6,554	-	-	-	-
Reinvested	-	-	44	92	-	-	-
Redeemed	-	-	(3,193)	-	-	-	-
Change in Class C Shares	-	-	3,405	92	-	-	-

(a)	For the period from January 1, 2009 through October 31, 2009. Prior to January 1, 2009, the fiscal year-end was December 31.
(b)
The activity, prior to November 21, 2008, for the International Bond Fund’s Institutional Class Shares includes that of the predecessor class, which was the FFTW International Portfolio’s Advisor Class (see Note 1).

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	October 31,	October 31,	December 31,
	2009	2008 (a)	2007
Investment Operations:
Net investment income (loss)	$(1,646,974)	$2,869,159	$4,537,614
Net realized gains (losses)	9,848,439	609,646	(835,296)
Net change in unrealized appreciation/depreciation	7,810,644	(10,308,172)	5,672,052
Net increase (decrease) in net assets resulting from operations	16,012,109	(6,829,367)	9,374,370

Distributions:
From net investment income:
Institutional Class Shares (b)	(116,262)	(3,035,048)	(4,502,780)
Class A Shares (c)	(808)	(4,852)	(721)
Decrease in net assets from distributions	(117,070)	(3,039,900)	(4,503,501)

Net increase (decrease) in net assets from capital transactions	4,798,151	857,651	(17,628,848)
Total increase (decrease) in net assets	20,693,190	(9,011,616)	(12,757,979)

Net Assets:
Beginning of period	86,060,576	95,072,192	107,830,171
End of period	$106,753,766	$86,060,576	$95,072,192
Undistributed net investment income (loss)	$-	$(108)	$34,113

Capital Transactions:
Institutional Class Shares (b)
Proceeds from shares issued	$4,020,125	$9,839,480	$8,836,825
Proceeds from shares issued in connection with the tax-free transfer of assets from FFTW - U.S. Inflation-Indexed Portfolio Investor Class	-	440,107	-
Dividends reinvested	116,261	3,034,874	4,502,780
Cost of shares redeemed	(3,173,524)	(13,147,865)	(31,009,026)
Capital transactions in Institutional Class Shares	962,862	166,596	(17,669,421)
Class A Shares (c)
Proceeds from shares issued	4,002,896	1,281,828	48,337
Dividends reinvested	784	5,560	721
Cost of shares redeemed	(168,391)	(596,333)	(8,485)
Capital transactions in Class A Shares	3,835,289	691,055	40,573
Net increase (decrease) in net assets from capital transactions	$4,798,151	$857,651	$(17,628,848)

Share Transactions:
Institutional Class Shares (b)
Issued	379,314	921,490	876,029
Issued to holders of Investor Class shares pursuant to tax-free transfer of assets from FFTW U.S. Inflation-Indexed Portfolio Investor Class	-	40,675	-
Reinvested	12,111	282,431	445,215
Redeemed	(319,820)	(1,272,199)	(3,081,923)
Change in Institutional Class Shares	71,605	(27,603)	(1,760,679)
Class A Shares (c)
Issued	382,388	121,629	4,825
Reinvested	83	448	71
Redeemed	(15,955)	(54,307)	(812)
Change in Class A Shares	366,516	67,770	4,084

(a)	For the period from January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year-end was December 31.
(b)
The activity, prior to May 9, 2008, for the U.S. Inflation-Indexed Fund’s Institutional Class Shares includes that of the predecessor class, which was the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class (see Note 1).

(c)
The U.S. Inflation-Indexed Fund’s Class A commenced operations on May 16, 2008. For the years ended December 31, 2006 and 2007, the Class A activity shown is that of the predecessor class, which was the FFTW U.S. Inflation-Indexed Portfolio’s Investor Class. The FFTW U.S. Inflation-Indexed Portfolio’s Investor Class commenced operations on April 12, 2007.

See Notes to Financial Statements

American Independence Funds

Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset	Net	realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net		Net Asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

Stock Fund

Institutional Class Shares
For the year ended
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$-	$(0.26)	$11.93	11.32%	$101,045	0.96%	1.14%	1.40%	241.77%
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01	(22.26)%	$80,102	0.89%	2.13%	1.37%	283.50%
10/31/2007	$16.07	$0.31	$2.31	$2.62	$(0.28)	$(1.12)	$(1.40)	$17.29	17.31%	$112,735	0.89%	1.75%	1.41%	219.31%
10/31/2006	$14.39	$0.27	$1.63	$1.90	$(0.22)	$-	$(0.22)	$16.07	13.34%	$107,299	1.02%	1.79%	1.52%	49.31%
10/31/2005	$12.77	$0.21	$1.58	$1.79	$(0.17)	$-	$(0.17)	$14.39	14.06%	$93,294	1.29%	1.42%	1.88%	28.27%

Class A Shares
For the year ended
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$-	$(0.21)	$11.85	10.80%	$4,295	1.47%	0.13%	1.88%	241.77%
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93	(22.65)%	$385	1.39%	1.70%	1.88%	283.50%
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17	16.59%	$328	1.39%	1.24%	1.91%	219.31%
For the period from 3/20/2006 (c)
Thru 10/31/2006	$15.09	$0.05	$0.89	$0.94	$-	$-	$-	$16.03	6.23%	$271	1.73%	1.20%	2.30%	49.31%

Class C Shares
For the year ended
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$-	$(0.14)	$12.18	10.14%	$63	1.96%	0.02%	2.39%	241.77%
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22	(20.65)%	$31	1.89%	1.19%	2.38%	283.50%
For the period from 9/24/2007 (c)
Thru 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$-	$-	$-	$17.16	3.19%	$15	1.89%	(0.35)%	2.36%	219.31%

International Equity Fund

Institutional Class Shares
For the year ended
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$-	$(0.23)	$10.81	24.48%	$96,691	1.06%	2.19%	1.33%	186.18%
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$(1.18)	$8.92	(42.55)%	$73,764	0.99%	1.82%	1.12%	46.76%
10/31/2007	$16.51	$0.29	$3.55	$3.84	$(0.17)	$(3.38)	$(3.55)	$16.80	27.34%	$138,238	0.99%	1.75%	1.24%	35.24%
10/31/2006	$14.29	$0.26	$3.15	$3.41	$(0.27)	$(0.92)	$(1.19)	$16.51	25.21%	$115,048	1.07%	1.72%	1.34%	110.04%
10/31/2005	$12.72	$0.22	$1.60	$1.82	$(0.25)	$-	$(0.25)	$14.29	14.41%	$95,519	1.26%	1.61%	1.62%	37.00%

Class A Shares
For the year ended
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$-	$(0.17)	$10.77	23.85%	$50	1.55%	1.60%	1.83%	186.18%
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87	(42.81)%	$57	1.49%	1.11%	1.61%	46.76%
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$(3.51)	$16.69	26.79%	$95	1.49%	1.39%	1.74%	35.24%
For the period from 3/20/2006 (c)
Thru 10/31/2006	$15.42	$0.07	$0.96	$1.03	$-	$-	$-	$16.45	6.68%	$69	1.49%	1.20%	1.73%	110.04%

Class C Shares
For the year ended
10/31/2009	$8.81	$0.11	$1.91	$2.02	$(0.10)	$-	$(0.10)	$10.73	23.20%	$7	2.05%	1.19%	2.32%	186.18%
10/31/2008	$16.68	$(0.04)	$(6.87)	$(6.91)	$(0.02)	$(0.94)	$(0.96)	$8.81	(43.66)%	$6	1.99%	0.85%	2.13%	46.76%
For the period from 9/24/2007 (c)
Thru 10/31/2007	$15.75	$(0.01)	$0.94	$0.93	$-	$-	$-	$16.68	5.90%	$11	1.99%	(0.70)%	2.03%	35.24%
(a)	During the period certain fees were reduced. If such fee reductions had occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
												Ratio of net
			Net						Total			investment
	Net Asset		realized and	Increase					Return	Net Assets	Ratio of	income	Ratio of
	Value	Net	unrealized	(Decrease)	Net	Net		Net Asset	(excludes	at end of	expenses to	to	expenses to	Portfolio
	Beginning	investment	gains	from	investment	realized	Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	income	(losses)	operations	income	gains	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

Short-Term Bond Fund

Institutional Class Shares
For the year ended
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87	2.71%	$124,990	0.45%	2.62%	0.64%	60.97%
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$-	$(0.37)	$9.87	1.66%	$169,256	0.45%	3.53%	0.73%	44.92%
10/31/2007	$9.97	$0.43	$0.10	$0.53	$(0.43)	$-	$(0.43)	$10.07	5.48%	$62,514	0.45%	4.32%	0.94%	66.52%
10/31/2006	$9.97	$0.39	$0.01	$0.40	$(0.40)	$0.00 ^	$(0.40)	$9.97	4.13%	$56,247	0.52%	3.94%	1.00%	32.38%
10/31/2005	$10.09	$0.26	$(0.08)	$0.18	$(0.29)	$(0.01)	$(0.30)	$9.97	1.76%	$56,862	0.65%	2.70%	1.34%	63.43%

Class A Shares
For the year ended
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86	2.45%	$19	0.70%	2.31%	1.14%	60.97%
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$-	$(0.37)	$9.86	1.50%	$17	0.73%	3.47%	1.35%	44.92%
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$-	$(0.40)	$10.07	5.20%	$15	0.75%	4.03%	1.44%	66.52%
For the period from 5/3/2006 (c)
Thru 10/31/2006	$9.94	$0.20	$0.02	$0.22	$(0.20)	$-	$(0.20)	$9.96	2.21%	$12	0.75%	4.01%	1.34%	32.38%

Class C Shares
For the year ended
10/31/2009	$9.87	$0.15	$0.01	$0.16	$(0.15)	$(0.01)	$(0.16)	$9.87	1.69%	$15	1.45%	1.56%	1.64%	60.97%
For the period from 4/08/2008 (c)
Thru 10/31/2008	$10.24	$0.32	$(0.37)	$(0.05)	$(0.32)	$-	$(0.32)	$9.87	(0.49)%	$14	1.45%	4.20%	2.18%	44.92%

Intermediate Bond Fund

Institutional Class Shares
For the year ended
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$-	$(0.42)	$11.07	15.62%	$32,375	0.60%	3.93%	0.83%	425.78%
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$-	$(0.45)	$9.96	1.81%	$29,970	0.56%	4.18%	1.02%	288.64%
10/31/2007	$10.13	$0.44	$0.09	$0.53	$(0.44)	$-	$(0.44)	$10.22	5.38%	$35,285	0.56%	4.29%	1.07%	17.76%
10/31/2006	$10.17	$0.43	$(0.04)	$0.39	$(0.43)	$0.00 ^	$(0.43)	$10.13	3.99%	$48,211	0.63%	4.28%	0.99%	20.93%
10/31/2005	$10.59	$0.39	$(0.35)	$0.04	$(0.41)	$(0.05)	$(0.46)	$10.17	0.36%	$50,009	0.76%	3.81%	1.35%	61.83%

Class A Shares
For the year ended
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$-	$(0.40)	$11.13	16.09%	$49	0.88%	3.50%	1.29%	425.78%
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$-	$(0.42)	$9.95	1.44%	$17	0.86%	3.90%	1.53%	288.64%
10/31/2007	$10.13	$0.40	$0.09	$0.49	$(0.40)	$-	$(0.40)	$10.22	5.08%	$13	0.86%	4.01%	1.56%	17.76%
For the period from 5/3/2006 (c)
Thru 10/31/2006	$10.00	$0.22	$0.13	$0.35	$(0.22)	$-	$(0.22)	$10.13	3.45%	$11	0.86%	4.00%	1.29%	20.93%

(a)	During the period certain fees were reduced. If such fee reductions had occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

See Notes to Financial Statements

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

	Per Share Data										Ratios/Supplemental Data
		Investment Operations				Distributions From

				Net							Total			Ratio of net
	Net Asset			realized and	Increase						Return	Net Assets	Ratio of	investment	Ratio of
	Value	Net		unrealized	(Decrease)	Net	Net			Net Asset	(excludes	at end of	expenses to	income to	expenses to	Portfolio
	Beginning	investment		gains	from	investment	realized		Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	income		(losses)	operations	income	gains	Capital	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2009	$10.21	$0.40		$0.52	$0.92	$(0.40)	$-	$-	$(0.40)	$10.73	9.16%	$228,132	0.40%	3.81%	0.57%	13.54%
10/31/2008	$10.58	$0.41		$(0.37)	$0.04	$(0.41)	$-	$-	$(0.41)	$10.21	0.38%	$204,236	0.40%	3.94%	0.62%	6.72%
10/31/2007	$10.70	$0.44		$(0.12)	$0.32	$(0.44)	$-	$-	$(0.44)	$10.58	3.07%	$179,703	0.40%	4.14%	0.69%	8.90%
10/31/2006	$10.67	$0.44		$0.03	$0.47	$(0.44)	$-	$-	$(0.44)	$10.70	4.47%	$158,225	0.47%	4.10%	0.75%	37.10%
10/31/2005	$10.93	$0.41		$(0.26)	$0.15	$(0.41)	$-	$-	$(0.41)	$10.67	1.26%	$150,963	0.60%	3.83%	0.96%	22.23%

Class A Shares
For the year ended
10/31/2009	$10.21	$0.36		$0.51	$0.87	$(0.36)	$-	$-	$(0.36)	$10.72	8.61%	$1,312	0.80%	3.42%	1.07%	13.54%
10/31/2008	$10.58	$0.38		$(0.37)	$0.01	$(0.38)	$-	$-	$(0.38)	$10.21	0.03%	$1,003	0.80%	3.54%	1.13%	6.72%
10/31/2007	$10.70	$0.40		$(0.13)	$0.27	$(0.39)	$-	$-	$(0.39)	$10.58	2.62%	$845	0.80%	3.74%	1.19%	8.90%
10/31/2006	$10.66	$0.41		$0.03	$0.44	$(0.40)	$-	$-	$(0.40)	$10.70	4.17%	$762	0.85%	3.71%	1.28%	37.10%
10/31/2005	$10.92	$0.37		$(0.26)	$0.11	$(0.37)	$-	$-	$(0.37)	$10.66	0.90%	$920	0.95%	3.47%	1.71%	22.23%

Class C Shares
For the year ended
10/31/2009	$10.21	$0.31		$0.52	$0.83	$(0.31)	$-	$-	$(0.31)	$10.73	8.23%	$70	1.38%	2.89%	1.56%	13.54%
10/31/2008	$10.58	$0.29		$(0.37)	$(0.08)	$(0.29)	$-	$-	$(0.29)	$10.21	(0.84)%	$32	1.40%	2.94%	1.63%	6.72%
For the period from 5/22/2007 (c)
Thru 10/31/2007	$10.60	$0.15		$(0.02)	$0.13	$(0.15)	$-	$-	$(0.15)	$10.58	1.40%	$33	1.40%	3.15%	1.68%	8.90%

International Bond Fund

Institutional Class
For the period from 1/1/2009
Thru 10/31/2009 (d)	$7.95	$0.17		$0.48	$0.65	$(0.16)	$-	$-	$(0.16)	$8.44	8.36%	$46,188	0.89%	2.17%	0.89%	73.00%
For the year ended
12/31/2008	$8.17	$0.22		$(0.10)	$0.12	$(0.34)	$-	$-	$(0.34)	$7.95	1.55%	$46,738	1.01%	2.51%	1.01%	154.00%
12/31/2007 †	$7.61	$0.23		$0.53	$0.76	$(0.20)	$-	$-	$(0.20)	$8.17	10.04%	$68,584	0.92%	3.30%	0.92%	145.00%
12/31/2006 †	$7.30	$0.22	***	$0.27	$0.49	$(0.01)	$-	$(0.17)	$(0.18)	$7.61	6.93%	$87,899	0.81%	2.93%	0.81%	61.00%
12/31/2005 †	$9.09	$0.22	***	$(1.08)	$(0.86)	$(0.62)	$(0.10)	$(0.21)	$(0.93)	$7.30	(9.77)%	$74,589	0.75%	2.68%	0.75%	79.00%
12/31/2004 †	$8.81	$0.21	***	$0.77	$0.98	$(0.62)	$(0.08)	$-	$(0.70)	$9.09	12.17%	$82,880	0.76%	2.44%	0.76%	221.00%
(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations
(d)	For the period January 1, 2009 through October 31, 2009. Prior to January 1, 2009, the fiscal year end was December 31.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
***	Calculation based on average shares outstanding.
†	Information provided is that of the Advisor Class of the Predecessor Fund, FFTW International Portfolio. (See Note 1)

See Notes to Financial Statements

American Independence Funds

Financial Highlights, continued
Selected data for a share outstanding throughout the period indicated.

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Distributions From
													Ratio of net
			Net							Total			investment
	Net Asset	Net	realized and	Increase						Return	Net Assets	Ratio of	income	Ratio of
	Value	investment	unrealized	(Decrease)	Net	Net			Net Asset	(excludes	at end of	expenses to	(loss) to	expenses to	Portfolio
	Beginning	income	gains	from	investment	realized		Total	Value, End	sales	period	average net	average net	average net	turnover
	of Period	(loss)	(losses)	operations	income	gains	Capital	Distributions	of Period	charge)*	(000's)	assets**	assets**	assets(a)**	rate(b)*

U.S. Inflation-Indexed Fund

Institutional Class
For the year ended
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$-	$-	$(0.01)	$11.26	18.44%	$101,789	0.32%	(5.38)%	0.73%	189.08%
For the period from 1/1/2008
Thru 10/31/2008 (c)	$10.57	$0.30	$(1.03)	$(0.73)	$(0.32)	$-	$-	$(0.32)	$9.52	(7.24)%	$85,371	0.33%	3.37%	0.61%	203.93%

For the year ended
12/31/2007 †	$10.03	$0.56	$0.53	$1.09	$(0.55)	$-	$-	$(0.55)	$10.57	11.25%	$95,029	0.35%	5.38%	0.73%	316.00%
12/31/2006 †	$10.34	$0.34	$(0.25)	$0.09	$(0.34)	0.00 ^	$(0.06)	$(0.40)	$10.03	1.00%	$107,830	0.35%	3.33%	0.62%	522.00%
12/31/2005 †	$10.67	$0.53	$(0.17)	$0.36	$(0.53)	$(0.16)	$-	$(0.69)	$10.34	3.44%	$108,422	0.35%	5.08%	0.60%	637.00%
12/31/2004 †	$10.71	$0.42	$0.59	$1.01	$(0.42)	$(0.63)	$-	$(1.05)	$10.67	9.71%	$99,981	0.35%	4.06%	0.64%	774.00%

Class A
For the year ended
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$-	$-	$(0.01)	$11.33	18.16%	$4,965	0.57%	(5.56)%	0.97%	189.08%
For the period from 5/16/2008
Thru 10/31/2008 (d)	$10.81	$0.06	$(1.22)	$(1.16)	$(0.05)	$-	$-	$(0.05)	$9.60	(7.12)%	$690	0.57%	7.72%	3.03%	203.93%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2009

1.	Organization

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2009, the Trust offered eleven (11) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other four funds can be found in a separate report.

Stock Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
International Bond Fund
U.S. Inflation-Indexed Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. All the Funds offer three classes of shares: Class A, Class C and Institutional Class, except for the Intermediate Bond and International Bond Funds which no longer offer Class C shares effective August 25, 2009. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Prior to the March 2, 2006 reorganization of the Trust described above, the predecessor funds offered Premium and Service Class shares (except for the predecessor Kansas Tax-Exempt Bond Fund, which offered Institutional Class and Class A shares, and the U.S. Inflation-Indexed Fund and International Bond Fund, which were part of a different reorganization as described below and offered Advisor Class and Investor Class shares). The Service Class shares of each of the predecessor funds reorganized into the Institutional Class of the Trust’s Funds. The Institutional Class and Class A shares of the predecessor Kansas Tax-Exempt Bond Fund reorganized into the Institutional Class and Class A shares of the Kansas Tax-Exempt Bond Fund. The Investor Class and Advisor Class shares of the predecessor fund (FFTW U.S. Inflation-Indexed Portfolio) reorganized into the Institutional Class shares of the U.S. Inflation-Indexed Fund.

The U.S. Inflation-Indexed Fund is the successor and accounting survivor of the FFTW U.S. Inflation-Indexed Portfolio (the “Portfolio”) pursuant to a reorganization that took place on May 9, 2008. As part of this reorganization, the assets, liabilities, and the tax nature of the components of net assets of the Portfolio as of May 9, 2008 were transferred to the U.S. Inflation-Indexed Fund in exchange for Institutional Class shares issued by the U.S. Inflation-Indexed Fund to the shareholders of the Portfolio’s Advisor Class and Investor Class.

Prior to the November 21, 2008 reorganization of the International Bond Fund, the predecessor fund offered Advisor Class and Investor Class shares. The Investor Class shares of the predecessor fund (FFTW International Portfolio) reorganized into the Institutional Class shares of the International Bond Fund. The Investor Class of the predecessor fund had not commenced operations at the time of the reorganization. As of October 31, 2009, the Class A and Class C shares of the Fund had not commenced operations.

On June 13, 2008, Short-Term Bond Fund received a tax-free transfer of assets and liabilities from the FFTW Limited Duration Portfolio, a series of the FFTW Funds, Inc. in exchange for Institutional Class Shares issued by the Short-Term Bond Fund to the shareholders of FFTW Limited Duration Portfolio. The net assets received and the shares issued were as follows:

Shares of	FFTW Limited	Net Assets of	Net Assets of FFTW	Net Assets of
Short-Term	Duration Portfolio	Short-Term Bond	Limited Duration	Short-Term Bond
Bond Fund	Net Assets	Fund Prior to	Portfolio Immediately	Fund Immediately
Issued	Received	Combination	Prior to Combination	After Combination

11,622,527	$116,288,737	$64,145,708	$116,288,737	$180,434,445

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

American Independence Funds

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) or the Sub-Adviser in accordance with guidelines approved by the Trust’s Board of Trustees. The Funds typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when the Adviser has reason to believe that available quotations may not be accurate, the Funds may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. For example, the Funds may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics.

The Funds have adopted FASB ASC 820, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2009, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund's schedule of portfolio investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration.

Securities Purchased on a When-issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

American Independence Funds

2.	Significant Accounting Policies (Continued):

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions, such as banks or broker-dealers, which AIFS deems creditworthy. Under a repurchase agreement a fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements are fully collateralized, and the values of the collateral, including accrued interest, are marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income, a decrease in the value of any collateral, problems in exercising its rights to the underlying securities, and costs and time delays in connection with the disposition of such securities.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund, and the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund and the International Equity Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Recent Accounting Pronouncements

In March 2008, the FASB issued ASC 815, "Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133". ASC 815 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why and the entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s financial position and results of operations. ASC 815 becomes effective for financial statements issued for fiscal years beginning after November 15, 2008 and for interim periods within those fiscal years. Therefore, the Funds are required to adopt ASC 815 for financial statements for the fiscal year beginning November 1, 2009. The Funds are currently assessing the impact that the adoption of ASC 815 will have on their financial statements.

3.	Related Party Transactions

AIFS serves as an investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

AIFS

Fees
Stock Fund	1.00%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Bond Fund	0.30%
International Bond Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%

American Independence Funds

3.	Related Party Transactions (Continued):

The Trust has engaged American Independence Capital Management, LLC (“AICM”) as the sub-adviser for the Stock Fund; and American Independence Financial Counselors, LLC (“AIFC”) and Fischer Francis Trees & Watts, Inc., and its affiliates, as sub- advisers for the Short-Term Bond Fund and Intermediate Bond Fund. Fischer Francis Trees & Watts, Inc., and its affiliates, also serve as sub-advisor to the International Bond Fund and the U.S. Inflation-Indexed Fund.

AICM is a jointly-owned, affiliated, and registered investment advisor of the Adviser and Miller & Jacobs Capital, LLC, and AIFC is a wholly owned subsidiary of the Adviser. The Board of Trustees has approved each of these agreements on behalf of the Trust. Please see the section in this report entitled Additional Fund Information for details regarding the deliberations of the Board with respect to these agreements.

Fischer Francis Trees & Watts, Inc. is a New York corporation and its three affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fisher Francis Trees & Watts, PTD Ltd, a Singapore corporation, and Fischer Francis Trees & Watts, Ltd Kabushiki Kasha, a Japanese corporation, are collectively referred to as “FFTW’. The agreements between FFTW and AIFS on behalf of the Trust were approved by shareholders at meetings held during the year for each applicable Fund.

AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets:

	Institutional		Class A		Class C
Fund	Class
Stock Fund	0.99	%(1)	1.49	%(1)	1.99	%(1)
International Equity Fund	1.09	%(1)	1.59	%(1)	2.09	%(1)
Short-Term Bond Fund	0.45	%(1)	0.70	%(1)	1.45	%(1)
Intermediate Bond Fund	0.60	%(1)	0.90	%(1)	1.60	%(1)
Kansas Tax-Exempt Bond Fund	0.40	%(3)	0.80	%(3)	1.40	%(3)
International Bond Fund	0.89	%(4)	1.14	%(2)	1.89	%(2)
U.S. Inflation-Indexed Fund	0.32	%(4)	0.57	%(2)	1.32	%(2)

(1) Effective thru March 1, 2010
(2) Effective thru March 31, 2010
(3) Effective thru March 1, 2011
(4) Effective thru March 31, 2013

AIFS also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

AIFS has entered into an agreement with JP Morgan Worldwide Securities Services (“JP Morgan”) whereby JP Morgan provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, JP Morgan earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays JP Morgan and not the Funds.

Prior to January 1, 2009, Vastardis Fund Services LLC (“Vastardis”) provided the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provided, Vastardis earned a fee based on the aggregate net assets of all Funds in the Trust, at the following annual fee rates:

Based on Average Daily Net Assets of	Fee Rate
Up to $3 billion	0.050%
In excess of $3 billion but not exceeding $5 billion	0.040%
In excess of $5 billion	0.030%

Other principal service providers of the Funds include the following:

JP Morgan Worldwide Securities Services (“JP Morgan”) serves as the Trust’s fund accounting agent.

Foreside Distribution Services, L.P. is the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Alaric Compliance Services LLC (“Alaric”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. Alaric has designated Edward Cook as the Trust’s Chief Compliance Officer. For these services, the Trust pays Alaric a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

American Independence Funds

4.	Shares of Beneficial Interest

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, and U.S. Government securities) were as follows:

	Purchases	Sales
Stock Fund*	$212,038,674	$198,384,918
International Equity Fund*	153,403,478	145,715,217
Short-Term Bond Fund*	7,411,666	21,587,179
Intermediate Bond Fund*	11,183,851	7,358,871
Kansas Tax-Exempt Bond Fund*	49,428,794	26,873,458
International Bond Fund**	26,742,561	26,139,090
*	Information is for the year ended October 31, 2009.
**	Information is for the period from January 1, 2009 through October 31, 2009.

The cost of purchases and the proceeds from sales of U.S. Government securities were as follows:

	Purchases	Sales
Short-Term Bond Fund*	$61,154,247	$74,912,421
Intermediate Bond Fund*	128,089,446	132,129,731
International Bond Fund**	878,066	886,780
U.S. Inflation-Indexed Fund*	173,788,535	187,863,553
*	Information is for the year ended October 31, 2009.
**	Information is for the period from January 1, 2009 through October 31, 2009.

6.	Concentration of Credit Risk

Credit Risk: The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Stock Fund	$90,587,683	$16,175,592	$(3,616,312)	$12,559,280
International Equity Fund	89,106,780	11,327,874	(4,326,882)	7,000,992
Short-Term Bond Fund	134,903,031	2,296,670	(11,342,707)	(9,046,037)
Intermediate Bond Fund	37,185,071	1,316,091	(130,912)	1,185,179
Kansas Tax-Exempt Bond Fund	224,028,886	6,162,726	(1,513,916)	4,648,810
International Bond Fund	40,983,102	4,384,038	(340,340)	4,043,698
U.S. Inflation-Indexed Fund	104,517,766	1,682,427	(210,524)	1,471,903

American Independence Funds

7.	Federal Income Tax Information (Continued):

The tax character of dividends paid to shareholders during the fiscal periods ended October 31, 2009 was as follows:

	Dividends paid from
				Tax	Total
	Ordinary	Net Long-	Total Taxable	Exempt	Distributions
	Income	Term Gains	Distributions	Dividends	Paid

Stock Fund	$1,987,416	$-	$1,987,416	$-	$1,987,416

International Equity Fund	1,978,253	-	1,978,253	-	1,978,253

Short-Term Bond Fund	3,470,063	216,317	3,686,380	-	3,686,380

Intermediate Bond Fund	1,145,222	-	1,145,222	-	1,145,222

Kansas Tax-Exempt Bond Fund	-	-	-	8,010,213	8,010,213

International Bond Fund*	885,116	-	885,116	-	885,116

U.S. Inflation-Indexed Fund	117,070	-	117,070	-	117,070

*Information is for the period from January 1, 2009 through October 31, 2009.

The tax character of dividends paid to shareholders during the fiscal periods ended October 31, 2008 was as follows:

	Dividends paid from
				Tax	Total
	Ordinary	Net Long-	Total Taxable	Exempt	Distributions
	Income	Term Gains	Distributions	Dividends	Paid

Stock Fund*	$3,183,585	$16,878,702	$20,062,287	$-	$20,062,287

International Equity Fund*	4,079,476	5,539,100	9,618,576	-	9,618,576

Short-Term Bond Fund*	3,850,310	-	3,850,310	-	3,850,310

Intermediate Bond Fund*	1,527,856	-	1,527,856	-	1,527,856

Kansas Tax-Exempt Bond Fund*	-	-	-	7,473,281	7,473,281

International Bond Fund**	2,238,839	-	2,238,839	-	2,238,839

U.S. Inflation-Indexed Fund***	3,039,900	-	3,039,900	-	3,039,900
*	Information is for the year ended October 31, 2008.
**	Information is for the year ended December 31, 2008.
***	Information is for the period from January 1, 2008 through October 31, 2008.

As of October 31, 2009 the components of accumulated earnings (deficit) on a tax basis were as follows:

					Accumulated		Total
	Undistributed	Undistributed	Other	Undistributed	Capital and	Unrealized	Accumulated
	Ordinary	Tax-Exempt	Timing	Long Term	Other	Appreciation	Earnings/
	Income	Income	Differences	Capital Gains	Losses	(Depreciation)	(Deficit)
Stock Fund	$616,511	$-	$(3)	-	$(1,426,273)	$12,559,280	$11,749,515
International Equity Fund	1,039,535	-	2	-	(11,017,198)	7,000,992	(2,976,669)
Short-Term Bond Fund	373,646	-	(113,802)	-	(5,721,158)	(9,046,307)	(14,507,621)
Intermediate Bond Fund	768,362	-	(49,395)	108,136	-	1,185,179	2,012,282
Kansas Tax-Exempt Bond Fund	-	682,785	(593,155)	-	(1,975,945)	4,642,831	2,756,516
International Bond Fund	5,745,027	-	1,212,731	-	(3,489,724)	4,039,067	7,507,101
U.S. Inflation-Indexed Fund	3,443,597	-	-	1,525,839	-	1,471,903	6,441,339

American Independence Funds

7.	Federal Income Tax Information (Continued):

At October 31, 2009, the following Funds had net capital loss carry-forwards which are available to offset future net capital gains, if any:

	Amount	Expires
Stock Fund	$1,426,273	2016

International Equity Fund	3,147,691	2016
	7,869,507	2017

Short-Term Bond Fund†	1,402,721	2012
	1,356,853	2013
	2,548,173	2015
	413,411	2017

Kansas Tax-Exempt Bond Fund	1,379,613	2010
	2,495	2011
	122,004	2012
	88,129	2013
	225,533	2015
	158,171	2017

International Bond Fund	1,978,307	2017

†
Capital loss carry-forwards are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

During the fiscal year ended October 31, 2009, capital losses were utilized by the following funds: The Stock Fund utilized $477,573 of capital losses in the current fiscal year. The Intermediate Bond Fund utilized $400,725 of capital losses in the current fiscal year. The U.S. Inflation Indexed Fund utilized $3,134,402 of capital losses in the current fiscal year. The Kansas Tax-Exempt Bond Fund had $562,887 of capital losses expire unutilized.

For the fiscal year ended October 31, 2009, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxes at a maximum rate of 15%. Completed information will be reported in conjunction with the 2008 Form 1099-DIV.

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

The following reclassifications have been made to the components of net assets. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the components of net assets on a tax basis.

		Undistributed
		Net	Accumulated
	Paid-in	Investment	Net Realized
	Capital	Income	Gains/Losses

International Equity Fund	$-	$(1,297,345)	$1,297,345

Short-Term Bond Fund	(168,715)	220,492	(51,777)

Intermediate Bond Fund	(913)	45,149	(44,236)

Kansas Tax-Exempt Bond Fund	(562,887)	-	562,887

International Bond Fund	(243,812)	1,656,233	(1,412,421)

U.S. Inflation-Indexed Fund	-	1,764,152	(1,764,152)

8.	Financial Futures Contracts

Some of the Funds may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2009 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

American Independence Funds

9.	Options Transactions

For hedging purposes, certain Funds (Stock Fund, Short-Term Bond Fund, Intermediate Bond Fund and U.S. Inflation-Indexed Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. There were no open options as of October 31, 2009.

10.	Forward Foreign Exchange Contracts

The International Bond Fund may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Fund's Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities and in the Statement of Operations as unrealized gains and losses. Realized gain or loss arising from the difference between the value of the contract at the time it was opened and the time it was closed is included in the net realized gains or losses on foreign currency-related transactions in the Statement of Operations. The Fund's custodian will place and maintain cash not available for investment, U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under certain open forward foreign exchange contracts (See Note 11). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund may enter into foreign currency transactions on the spot markets (foreign currency transactions that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

The details of the Fund's outstanding forward foreign exchange contracts at October 31, 2009 are contained at the end of the Schedule of Portfolio Investments.

11.	Segregation of Assets

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund's ability to segregate up to 100% of its settled liquid assets.

American Independence Funds

12.	Subsequent Events

On November, 13, 2009, shareholders approved a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global Investors, LLC (“SGI”) on behalf of the International Equity Fund. Effective November 20, 2009, SGI began serving as the Sub-Advisor to the Fund. SGI is located at One Security Benefit Place, Topeka, Kansas 66636. The Funds evaluated subsequent events from October 31, 2009, the date of these financial statements, through December 30, 2009, the date these financial statements were issued and available. There were no additional subsequent events to report that would have a material impact on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of The American Independence Funds, including the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund, and U.S. Inflation-Indexed Fund (seven of the portfolios constituting the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2009 and the related statements of operations for the year then ended (period then ended for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31), changes in net assets for each of the two years then ended (period then ended and each of the two years ended December 31, 2008 for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31; year then ended, period ended October 31, 2008, and year ended December 31, 2007 for the U.S. Inflation-Indexed Fund, whose fiscal year-end changed from December 31 to October 31), and the financial highlights for each of the four years then ended (period then ended and each of the four years ended December 31, 2008 for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31; year then ended, period ended October 31, 2008 and each of the three years ended December 31, 2007 for the U.S. Inflation-Indexed Fund, whose fiscal year-end changed from December 31 to October 31). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, and Kansas Tax-Exempt Bond Fund for the year ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 21, 2005. The financial highlights for the International Bond Fund and the U.S. Inflation-Indexed Fund for year ended December 31, 2004 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 28, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2009, and the results of their operations for the year then ended (period then ended for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31), the changes in their net assets for each of the two years then ended (period then ended and each of the two years ended December 31, 2008 for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31; year then ended, period ended October 31, 2008, and year ended December 31, 2007 for the U.S. Inflation-Indexed Fund, whose fiscal year-end changed from December 31 to October 31), and the financial highlights for each of the four years then ended (period then ended and each of the four years ended December 31, 2008 for the International Bond Fund, whose fiscal year-end changed from December 31 to October 31; year then ended, period ended October 31, 2008 and each of the three years ended December 31, 2007 for the U.S. Inflation-Indexed Fund, whose fiscal year-end changed from December 31 to October 31), in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 30, 2009

American Independence Funds

Additional Fund Information (Unaudited)
Portfolio Summaries. The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2009:

Stock Fund
% of Net
Portfolio Diversification	Assets
Healthcare	14.8%
Consumer Staples	13.8
Energy	13.0
Communications	10.6
Financials	9.0
Information Technology	8.9
Industrials	8.3
Consumer Discretionary	6.6
Money Market	4.7
Professional Services	3.9
Basic Materials	2.5
Utilities	1.8
Total Investments	97.9%
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

International Equity Fund
% of Net
Portfolio Diversification	Assets
Financial	23.4%
Consumer, Non-cyclical	21.5
Industrial	11.2
Basic Materials	10.4
Energy	9.6
Consumer, Cyclical	8.3
Technology	6.0
Utilities	4.4
Communications	4.0
Money Market	0.5
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7
Net Assets	100.0%

Short-Term Bond Fund
% of Net
Portfolio Diversification	Assets
U.S. Government and Agency Securities	70.3%
Collateralized Mortgage Obligations	11.2
Corporate Bonds	8.7
Asset Backed Securities	8.3
Taxable Municipal Bonds	1.4
Money Market	0.8
Financial Futures Contracts	0.1
Total Investments	100.8%
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Intermediate Bond Fund
% of Net
Portfolio Diversification	Assets
U.S. Government and Agency Securities	64.7%
Corporate Bonds	34.6
Collateralized Mortgage Obligations	11.4
Money Markets	2.8
Asset Backed Securities	2.6
Sovereign Bonds	1.4
Mortgage Derivatives - IO STRIPS	0.8
Financial Futures Contracts	0.0%†
Total Investments	118.3
Liabilities in Excess of Other Assets	(18.3)%
Net Assets	100.0

†   Amount rounds to less than 0.05%.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)
Portfolio Summaries (continued)

Kansas Tax-Exempt Bond Fund
% of Net
Portfolio Diversification	Assets
General Obligations	29.7%
Refunded Bonds	23.8
Hospitals	14.1
Utilities	13.7
Industrial Development	5.2
Transportation	4.5
Money Market	3.7
Miscellaneous	3.3
Housing	1.6
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4
Net Assets	100.0%

International Bond Fund
% of Net
Portfolio Diversification	Assets
Foreign Bonds	67.3%
Asset-Backed Securities	11.0
Corporate Obligations	7.4
Agency/Government Guaranteed	5.7
U.S. Government Agency	5.5
Money Market	0.6
Financial Futures Contracts	0.0 †
Forward Foreign Exchange Contracts	0.0 †
Total Investments	97.5%
Other Assets in Excess of Liabilities	2.5
Net Assets	100.0%

U.S. Inflation-Indexed Fund
% of Net
Portfolio Diversification	Assets
U.S. Treasury Inflation-Indexed Securities	97.1%
U.S. Treasury Obligation	1.9
Money Market	0.3
Total Investments	99.3%
Assets in Excess of Liabilities	0.7
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2009 at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		05/01/09	10/31/09	5/01/09-10/31/09	5/01/09-10/31/09

Stock Fund	Institutional Class Shares	$1,000.00	$1,235.00	$5.57	0.99%
	Class A Shares	$1,000.00	$1,231.80	$8.37	1.49%
	Class C Shares	$1,000.00	$1,229.10	$11.17	1.99%
International Equity Fund	Institutional Class Shares	$1,000.00	$1,282.30	$6.27	1.09%
	Class A Shares	$1,000.00	$1,279.10	$9.18	1.60%
	Class C Shares	$1,000.00	$1,275.90	$11.95	2.08%
Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,029.80	$2.30	0.45%
	Class A Shares	$1,000.00	$1,027.40	$3.57	0.70%
	Class C Shares	$1,000.00	$1,023.50	$7.40	1.45%
Intermediate Bond Fund	Institutional Class Shares	$1,000.00	$1,060.30	$3.35	0.65%
	Class A Shares	$1,000.00	$1,065.80	$4.67	0.90%
Kansas Tax-Exempt Bond Fund	Institutional Class Shares	$1,000.00	$1,023.90	$2.04	0.40%
	Class A Shares	$1,000.00	$1,020.80	$4.07	0.80%
	Class C Shares	$1,000.00	$1,020.10	$6.94	1.36%
International Bond Fund	Institutional Class Shares	$1,000.00	$1,154.00	$4.73	0.87%
U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,074.40	$1.68	0.32%
	Class A Shares	$1,000.00	$1,073.90	$2.97	0.57%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		05/01/09	10/31/09	5/01/09-10/31/09	5/01/09-10/31/09

Stock Fund	Institutional Class Shares	$1,000.00	$1,020.22	$5.03	0.99%
	Class A Shares	$1,000.00	$1,017.71	$7.56	1.49%
	Class C Shares	$1,000.00	$1,015.19	$10.09	1.99%
International Equity Fund	Institutional Class Shares	$1,000.00	$1,019.71	$5.55	1.09%
	Class A Shares	$1,000.00	$1,017.15	$8.12	1.60%
	Class C Shares	$1,000.00	$1,014.71	$10.58	2.08%
Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,022.94	$2.30	0.45%
	Class A Shares	$1,000.00	$1,021.69	$3.56	0.70%
	Class C Shares	$1,000.00	$1,017.89	$7.38	1.45%
Intermediate Bond Fund	Institutional Class Shares	$1,000.00	$1,021.95	$3.29	0.65%
	Class A Shares	$1,000.00	$1,020.68	$4.57	0.90%
Kansas Tax-Exempt Bond Fund	Institutional Class Shares	$1,000.00	$1,023.19	$2.04	0.40%
	Class A Shares	$1,000.00	$1,021.18	$4.07	0.80%
	Class C Shares	$1,000.00	$1,018.33	$6.93	1.36%
International Bond Fund	Institutional Class Shares	$1,000.00	$1,020.81	$4.44	0.87%
U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.59	$1.64	0.32%
	Class A Shares	$1,000.00	$1,022.34	$2.90	0.57%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 26, 2009 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund and U.S. Inflation-Indexed Fund (“the Funds”). Also at the Meeting, the Board of Trustees approved the renewal of the Sub-advisory Agreements between AIFS and American Independence Financial Counselors, LLC, (“AIFC”) a wholly-owned subsidiary of AIFS, on behalf of the Short-Term Bond Fund and Intermediate Bond Fund, the Sub-advisory agreement with between AIFS and American Independence Capital Management, LLC (“AICM”), a jointly-owned affiliated registered investment adviser of AIFS and Miller & Jacobs Capital Management, LLC, on behalf of the Stock Fund, and the Sub-advisory agreement between AIFS and Fisher Francis Trees & Watts, Inc. and its affiliates (“FFTW”), (AIFC, AICM and FFTW are referred to as the “Sub-Advisers”). The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements review and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds not sub-advised, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets, and is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser's supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser and Sub-advisers, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds and Sub-advisers over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, the Sub-advisers, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 335 Madison Avenue, Mezzanine, New York, NY 10017 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

INDEPENDENT TRUSTEES
Name, Address and Age	Position(s) Held with Company	Term of Office and Length Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Terry L. Carter Age: 60	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present). Formerly President of QuikTrip Corporation (1980-2008).	11	None

Joseph Hankin Age: 68	Trustee	Indefinite	President, Westchester Community College since 1971.	11	None

Jeffrey Haas Age: 47	Trustee	Indefinite	Professor of Law, New York Law School 1996-Present.	11	None

Thomas F. Kice Age: 59	Trustee	Indefinite	President of Kice Industries, Inc.	11	None

George Mileusnic Age: 54	Trustee	Indefinite	Retired. Formerly, Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	11	None

Peter Ochs Age: 58	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	11	None

Richard Wedemeyer Age: 72	Chairman of the Board and Trustee	Indefinite	Retired.	11	None

INTERESTED TRUSTEE
Ronald L. Baldwin Age: 52	Trustee	Indefinite	Retired. From 1980 to 2005, Director INTRUST Financial Services, Inc. Director of INTRUST Brokerage, Inc., and Chief Operating Officer and President of INTRUST Bank, N.A.	11	None

John J. Pileggi Age: 50	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, Mercantile Capital Advisors Inc. (2002-2004).	11	None

OFFICERS
Eric Rubin Age: 43	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present). Formerly Senior Vice President Mercantile Capital Advisers (2003-2004).	N/A	N/A

John J. Pileggi Age: 50	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, Mercantile Capital Advisors Inc. (2002-2004).	N/A	N/A

Edward J. Cook 800 Third Avenue, 11th Flr New York, NY 10022 Age: 45	Chief Compliance Officer	6/2009-Present	Director of Alaric Compliance Services, LLC 2007 to Present; Counsel to the Assistant Secretary, U.S. Immigration and Customs Enforcement - 2004 to 2007.	N/A	N/A

Theresa Donovan Age: 59	Secretary	7/2005-Present
Senior Director Compliance and Administration American Independence Financial Services, LLC (05/05-Present). Formerly Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (04/98-05/05).
				N/A	N/A

(1) Each Trustee has served from the inception of the Funds.
(2) Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

American Independence Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

AIF AR 103109

American Independence Funds

Plan your arrival.™

October 31, 2009

2010
2020
2030
2040

NestEgg Funds

Annual Report

NOT FDIC Insured. May lose value. No bank guarantee.

Table of Contents

NestEgg Funds
Annual Report ─ October 31, 2009

Management Discussion of Fund Performance	1

NestEgg 2010 Fund
Condensed Schedule of Portfolio Investments	8
NestEgg 2020 Fund
Condensed Schedule of Portfolio Investments	11
NestEgg 2030 Fund
Condensed Schedule of Portfolio Investments	14
NestEgg 2040 Fund
Condensed Schedule of Portfolio Investments	17

Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Additional Information
Portfolio Summaries	36
Table of Shareholder Expenses	37
Approval of Investment Advisory Agreement	39
Trustees and Officers	41

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

The complete Schedules of Portfolio Investments are available (i) without charge, upon request, by calling toll-free 1-866-410-2006; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

NestEgg 2009 Annual Report

An interview with Kirk Barneby, Portfolio Manager

What are the NestEgg Funds? - The NestEgg Funds are Target Date Funds.  They are designed to provide investors, and retirement plan participants, with an efficient way of investing in a diversified portfolio—a qualified default investment alternative.

How does an investor select a Target Date fund? - Selecting a family of target date funds is a microcosm of the key issues faced by any investor:  (1.) What are the potential investment returns available in the marketplace and at what risk? (2.) How should the underlying assets included in the investment mix at the selected point on the frontier be managed—actively or passively?  Research suggests that over an investor’s lifetime roughly 90% of accumulated wealth reflects the asset allocation decision—the point(s) selected along the path as the investor moves through his or her lifecycle.   Active management of the underlying asset classes while important is typically less impactful.

Which is the” correct” Target Date for an investor? - It is up to the investor to select the target date that best serves his or her long-range investment goals, retirement income, and money left as inheritance, etc. The manager then bears the responsibility for returns beyond those that would be provided if the plan were managed passively, e.g. through the use of index funds or ETFs.  It is because glide paths differ dramatically across Target Date families that selecting a common performance standard—“one size fits all—is virtually impossible. The performance of any given target fund is relevant only in the context of the glide path desired by the investor, and the investor/participant’s tolerance for risk.

How does the investment mix in each Target Date Fund differ and how does that potentially impact the investor? – Let’s use an example. With respect to a 2010 fund, our view is that a 20% equity allocation is conservative but not overly so.  It will likely not subject the investor to the potentially large losses in accumulated wealth that would occur in an equity market where stock prices fall dramatically--as in the current environment.  Such losses, if they occurred, could impact negatively the life style of the investor.  Conservative portfolios are often times selected by investors who are in the later stages of their life cycle.  Realistically, they may not have sufficient time to recoup a significant loss of value in their investment portfolios.  While small enough to help shield the investor from a dramatic loss of value, a 20% allocation is sufficiently large to help address longevity risk—the likelihood that an investor depletes fully his or her wealth before death.  Both considerations are relevant as the 2010 fund is the end point of the glide path of strategic allocations that define our target date—Nest Egg –family of funds.  This end point allocation or portfolio is intended to serve the investor through the remainder of his or her life after retirement and primary years of wealth accumulation.

How do you suggest an investor evaluates a Target Date Fund? - It has been our experience that investors and fund rating services devote most of their attention to the equity portions of Target Date funds.  But, fixed income is an important component as well.  With respect to fixed income, the right time for a total return approach* to fixed income management is “always”. Investing solely on the basis of the yields currently available may lead to unfavorable performance.  Reaching one’s investment goal depends on total investment return—required expenditures can be financed from cash holdings if accurately anticipated or realized gains, if not.  So when selecting a management strategy for any asset category including bonds, an investor should look to the prospect of total return, the process for achieving return and the risk of the strategy.  Our work suggests that an all Treasury bond portfolio provides a good basis for a total return bond investment strategy.  First, over time the return to an all Treasury benchmark is competitive with market benchmarks (indices) that include mortgage or asset backed securities, U.S. Government Agency debt, and corporate bonds.  Secondly, an all Treasury portfolio facilitates the implementation of an interest rate call by the manager.  Finally, and assuming yields have a minimal chance of moving higher and spreads have widened to the point where non-Treasury securities seem like a good investment, relatively expensive Treasuries may be sold to finance the purchase of other now cheaper bonds.   Yields may signal a short-term opportunity even though they may not be the basis for a long-term investment approach.  When spreads narrow, profits can be realized and the proceeds returned to Treasury securities.  The reader may have read recent press accounts or have seen legislators focus on the surprising inclusion of “junk bonds” in Target Date funds.  Our view is that “junk bonds”, because of the “equity-like” nature of their behavior, are unsuitable for the fixed income portion of Target Date funds.    Corporate debt of all sorts have some level of exposure to “earnings risk”, again, a matter more suited to the equity portion of an allocation.

1

How does NestEgg’s use of fixed income help to achieve the Target Date’s objective? - The duration managed Treasury approach is more consistent with the stated investment objectives of the various Nest Egg portfolios.  The 2010 portfolio seeks growth subject to capital preservation and income.  The duration-managed approach generates higher total return than that of the index in part from capital preservation--reducing duration in expectation of higher interest rates.  Its use could allow for a reduced allocation to cash in that portfolio.  The current very large cash allocation actually eliminates any significance that increased yield from owning corporate bonds--if it even existed--or mortgage backed securities has for the portfolio.  For the other Nest Egg portfolios that have a greater focus on total return, the duration-managed strategy with an emphasis on adding value relative to the benchmark is expected to produce a higher return profile over time.  With a lessened cost from diversification to fixed income--the loss of value in a rising rate environment--the portfolios can also have reduced allocations to cash, which is a very risky asset in a portfolio designed to produce either growth or income.  Cash generates very little real growth in value over time, and in a normal yield curve environment falls short in the income category as well.

What then, is the NestEgg philosophy on matching risk with available returns? - Our view then, can be expressed in a rather simple way; We own stocks to get the benefits of picking good companies, we own currencies through international equities and not foreign bonds, and we manage duration to take advantage of/avoid interest risk.  The duration—price sensitivity to a change in interest rates--of Treasuries is more readily calculated as it avoids the issues of prepayment, callability and credit risk.   Further, diversification is not an issue and, given the relatively few number of Treasury issues outstanding, the Treasury Index can be replicated with only few holdings. Treasuries are the most liquid--and therefore the least costly--of all bonds to trade.  In summary, Treasuries are the ideal securities to achieve an investor’s fixed income goals and risk tolerance. They offer safety from the devastating impact of credit risk, diversification from equities, and offer a competitive return. Our goal, through the active management of interest rate risk (duration), is to improve upon this competitive return and make bonds a contributor to the wealth accumulation process.

What is your opinion about the investment environment? - We have seen continued levels of high volatility, not only in the global financial markets but also in the credit, commodity and real estate markets during the previous twelve months. The global equity, real estate and commodity markets declined dramatically from November 2008 until early March 2009 and then the equity markets rose sharply while most real estate and commodities, in US Dollar currency terms, continued to decline albeit at a slower pace. The U.S. Dollar, relative to the Continental European and the Japanese currencies, depreciated sharply through December then appreciated through early March, then depreciated almost daily though the balance of the time period in question. As of this writing the US Dollar is approaching historical lows against the Euro and Japanese Yen. The global financial services industry is still reverberating from the severe shock over the weekend of September 13th and 14th, 2008 when Lehman Brothers declared bankruptcy, the U.S. Treasury acquired AIG and Merrill Lynch was acquired by Bank of America. These events have caused unprecedented global governmental and central bank co-ordination and intervention around the world that is still continuing. Reflecting this chaotic environment, global credit spreads widened dramatically as global liquidity dried up seemingly overnight but then tighten again as the world was awash in cash. The NestEgg global equity portion of the portfolio, which includes allocations not only to large, well known global companies but also exposure to emerging markets as well as small and midsized global companies, performed well relative to the target date peer groups.   Most stock indexes were up significantly after the March 6th, 2009 bottom. Some sectors did better than others but in general, results were positive. Most of the non-US markets significantly out-performed U.S. stocks especially the emerging markets.

2

How did your opinions impact your investment decisions? - Many observers have characterized the rally in both equity and corporate fixed income markets as a “flight to risk”.    In making investment decisions for NestEgg, we are constantly cognizant that results are more than “score keeping” – dollars lost can significantly impact the current and future life style of shareholders.  We have resisted “following the herd” in terms of the “flight to risk”.  While that may have short-term negative relative impact on performance, we believe that the lessons of the first decade of the new millennium need to be carefully absorbed.   Two significant global market breaks and equity indexes essentially where they were at the start of the millennium, a recession with negative impacts not seen since the great depression, and unprecedented government intervention.  We have steadfastly maintained our conservative Gide Path, and limited earnings risk to equities (where potential returns are more symmetrical with the risk) and have resisted following some of our industry brethren down the “longevity risk” path, meaning that higher exposures to equities than might be prudent in hopes of creating more return to match elongated life expectancy.  We believe one needs to have the resources to actually retire before worrying too deeply about outliving that retirement.

3

NestEgg Funds

NestEgg 2010 Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999.  Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions.  Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
NestEgg 2010 Fund
Institutional Class	10.43%	2.89%	3.61%
Class A Shares (1)	4.84%	1.37%	2.42%
Class C Shares (2)	8.46%	1.87%	2.42%
Dow Jones Target 2010 Index	18.16%	4.88%	5.36%
S&P Global Broad Market Index	21.83%	2.20%	0.51%
Barclays Capital U.S. Treasury Index	6.33%	5.03%	6.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  To obtain performance information current to the most recend month-end, please call 866-410-
2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.
(2) Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

The Dow Jones Target 2010 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time.  Target Date refers to the date that the invsted capital will be needed.  The index allocates among U.S. stock, bond and cash sub-indexes on a monthly basis to measure predefined relative risk levels.  This systematic reduction of risk occurs beginning 35 years prior to a defined target date.

The Standard and Poor's ("S&P") Global Broad Market Index ("BMI") is a comprehensive, rules-based index designed to measure global stock market performance.  The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in their underlying securities.

4

NestEgg Funds

NestEgg 2020 Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999.  Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions.  Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
NestEgg 2020 Fund
Institutional Class	10.91%	1.58%	1.07%
Class A Shares (1)	5.16%	0.09%	(0.01%)
Class C Shares (2)	8.86%	0.99%	0.13%
Dow Jones Target 2020 Index	19.81%	4.80%	4.74%
S&P Global Broad Market Index	21.83%	2.20%	0.51%
Barclays Capital U.S. Treasury Index	6.33%	5.03%	6.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  To obtain performance information current to the most recend month-end, please call 866-410-
2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.
(2) Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

The Dow Jones Target 2020 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time.  Target Date refers to the date that the invsted capital will be needed.  The index allocates among U.S. stock, bond and cash sub-indexes on a monthly basis to measure predefined relative risk levels.  This systematic reduction of risk occurs beginning 35 years prior to a defined target date.

The Standard and Poor's ("S&P") Global Broad Market Index ("BMI") is a comprehensive, rules-based index designed to measure global stock market performance.  The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund acounting fees.  Investors cannot invest directly in an index, although they can invest in their underlying securities.

5

NestEgg Funds

NestEgg 2030 Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999.  Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions.  Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
NestEgg 2030 Fund
Institutional Class	12.94%	1.07%	0.35%
Class A Shares (1)	7.05%	(0.44%)	(0.74%)
Class C Shares (2)	10.83%	0.00%	(0.76%)
Dow Jones Target 2030 Index	21.97%	4.54%	4.19%
S&P Global Broad Market Index	21.83%	2.20%	0.51%
Barclays Capital U.S. Treasury Index	6.33%	5.03%	6.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  To obtain performance information current to the most recend month-end, please call 866-410-
2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.
(2) Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

The Dow Jones Target 2030 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time.  Target Date refers to the date that the invsted capital will be needed.  The index allocates among U.S. stock, bond and cash sub-indexes on a monthly basis to measure predefined relative risk levels.  This systematic reduction of risk occurs beginning 35 years prior to a defined target date.

The Standard and Poor's ("S&P") Global Broad Market Index ("BMI") is a comprehensive, rules-based index designed to measure global stock market performance.  The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in their underlying securities.

6

NestEgg Funds

NestEgg 2040 Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1999.  Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions.  Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2009	Annualized
	1 Year	5 Year	10 Year
NestEgg 2040 Fund
Institutional Class	14.99%	1.30%	(0.17%)
Class A Shares (1)	8.97%	(0.20%)	(1.20%)
Class C Shares (2)	12.58%	0.87%	(0.93%)
Dow Jones Target 2040 Index	23.15%	4.12%	3.94%
S&P Global Broad Market Index	21.83%	2.20%	0.51%
Barclays Capital U.S. Treasury Index	6.33%	5.03%	6.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  To obtain performance information current to the most recend month-end, please call 866-410-
2006, or go to www.aifunds.com.

(1) Reflects maximum sales charge of 4.75%.
(2) Reflects Contingent Deferred Sales Charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

The Dow Jones Target 2040 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time.  Target Date refers to the date that the invsted capital will be needed.  The index allocates among U.S. stock, bond and cash sub-indexes on a monthly basis to measure predefined relative risk levels.  This systematic reduction of risk occurs beginning 35 years prior to a defined target date.

The Standard and Poor's ("S&P") Global Broad Market Index ("BMI") is a comprehensive, rules-based index designed to measure global stock market performance.  The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in their underlying securities.

7

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Common Stocks — 25.1%
Consumer Discretionary — 1.9%
Sony Corp.	700	21,658
Other Consumer Discretionary**	15,004	309,759
		331,417
Consumer Staples — 2.8%
British American Tobacco PLC (a)	894	28,521
Nestle SA	1,048	48,849
Procter & Gamble Co. (The)	500	29,000
SABMiller PLC (a)	836	22,004
Unilever PLC	738	22,162
Other Consumer Staples**	45,908	327,890
		478,426
Energy — 3.1%
BP PLC	5,554	52,189
Chevron Corp.	300	22,962
ENI SpA	1,036	25,780
Exxon Mobil Corp.	900	64,504
Petroleo Brasileiro SA- ADR	600	27,732
Petroleo Brasileiro SA, Class A- ADR	800	32,096
Repsol YPF SA	761	20,342
Royal Dutch Shell PLC, Class B	1,211	34,995
StatoilHydro ASA	900	21,362
Other Energy**	8,234	227,311
		529,273
Financials — 4.9%
Allianz SE	223	25,594
Banco Bilbao Vizcaya Argentaria SA	1,830	32,908
China Life Insurance Co. Ltd.- ADR	300	20,583
Henderson Land Development Co. (a)	3,000	21,598
Itau Unibanco Holding SA- ADR	1,072	20,518
JPMorgan Chase & Co.	600	25,062
Mitsubishi UFJ Financial Group, Inc.	4,200	23,096
Muenchener Rueckversicherungs-Gesellschaft AG	138	21,942
UniCredit SpA (a)	8,346	28,125
United Overseas Bank Ltd.	2,000	24,372
Other Financials**	71,582	603,354
		847,152
Health Care — 2.6%
AstraZeneca PLC	601	27,058
GlaxoSmithKline PLC	1,810	37,148
Johnson & Johnson	400	23,620
Novartis AG	853	44,692
Sanofi-Aventis SA	411	30,086
Takeda Pharmaceutical Co. Ltd.	500	20,274
Teva Pharmaceutical Industries Ltd.- ADR	462	23,322
Other Health Care**	7,886	241,573
		447,773
Industrials — 2.2%
General Electric Co.	1,700	24,242
Koninklijke Philips Electronics NV	843	21,256
Schneider Electric SA	204	21,317
Other Industrials**	20,321	315,882
		382,697
Information Technology — 3.0%
Canon, Inc.	600	23,529
Cisco Systems, Inc. (a)	900	20,565
Hewlett-Packard Co.	500	23,730
International Business Machines Corp.	300	36,183
Microsoft Corp.	1,300	36,049
Oracle Corp.	1,200	25,320
SAP AG	466	21,111

See Notes to Financial Statements

8

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	2,317	22,104
Other Information Technology**	16,882	312,968
		521,559
Materials — 2.3%
BASF SE	459	24,789
Bayer AG	394	27,279
POSCO- ADR	200	20,424
Vale SA- ADR	1,800	43,254
Xstrata PLC (a)	1,454	21,068
Other Materials**	27,266	262,474
		399,288
Telecommunication Services — 1.2%
AT&T, Inc.	900	23,103
Other Telecommunication Services**	15,887	175,246
		198,349
Utilities — 1.1%
RWE AG	245	21,452
Other Utilities**	11,195	162,638
		184,090

Total Common Stocks (Cost $3,940,171)		4,320,024

Investment Companies — 3.8%
iShares Russell 2000 Index Fund	4,400	247,940
iShares S&P MidCap 400 Index Fund	3,600	236,952
iShares S&P SmallCap 600 Index Fund	3,500	172,970

Total Investment Companies (Cost $552,670)		657,862

Preferred Stocks — 0.1%
Consumer Staples — 0.1%
Other Consumer Staples**	100	9,008

Materials — 0.0%(b)
Other Materials**	400	6,040

Total Preferred Stocks (Cost $6,770)		15,048

U.S. Treasury Obligations — 58.1%
U.S. Treasury Bond — 3.5%
8.00%, 11/15/21	422,000	594,558

U.S. Treasury Note — 54.6%
4.88%, 04/30/11	1,828,000	1,944,249
1.38%, 02/15/12	1,687,000	1,698,070
4.38%, 08/15/12	797,000	864,745
4.25%, 08/15/13	1,523,000	1,659,714
4.75%, 05/15/14	1,101,000	1,226,841
4.63%, 11/15/16	1,055,000	1,166,765
4.75%, 08/15/17	750,000	833,731
		9,394,115

Total U.S. Treasury Obligations (Cost $10,058,631)		9,988,673

Short-Term Investments — 12.0%
Dreyfus Cash Management	102,351	102,351
Dreyfus Cash Management Plus	102,348	102,348
Federated Government Obligations Fund, Class I	1,855,291	1,855,291

Total Short-Term Investments (Cost $2,059,990)		2,059,990

Total Investments
(Cost $16,618,232)(c) — 99.1%		$17,041,597

See Notes to Financial Statements

9

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)
Other assets in excess of liabilities — 0.9%		155,383

NET ASSETS — 100.0%		$17,196,980

**	Represents the aggreggate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR	-	American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3		Total
Investments at Value
Common Stocks	$4,320,024	$–	$	$–	4,320,024
Investment Companies	657,862	–		–	657,862
Preferred Stocks	15,048	–		–	15,048
Short-Term Investments	2,059,990	–		–	2,059,990
U.S. Treasury Obligations	–	9,988,673		–	9,988,673
Total Investments	$7,052,924	$9,988,673	$	$–	17,041,597

See Notes to Financial Statements

10

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Common Stocks — 39.0%
Consumer Discretionary — 3.2%
Sony Corp.	1,700	52,597
Other Consumer Discretionary**	46,921	996,788
		1,049,385
Consumer Staples — 4.2%
British American Tobacco PLC	2,108	67,250
Coca-Cola Co. (The)	1,200	63,973
Nestle SA	2,476	115,414
Procter & Gamble Co. (The)	1,700	98,600
SABMiller PLC	1,971	51,876
Unilever PLC	1,814	54,475
Other Consumer Staples**	115,962	938,213
		1,389,801
Energy — 4.7%
BP PLC	13,087	122,973
Chevron Corp.	1,100	84,194
ENI SpA	2,675	66,565
Exxon Mobil Corp.	3,100	222,177
Petroleo Brasileiro SA- ADR	1,600	73,952
Petroleo Brasileiro SA, Class A- ADR	2,200	88,264
Royal Dutch Shell PLC, Class B	2,855	82,502
StatoilHydro ASA	2,200	52,217
Other Energy**	27,203	758,387
		1,551,231
Financials — 7.2%
Allianz SE	527	60,482
Banco Bilbao Vizcaya Argentaria SA	4,038	72,614
Bank of America Corp.	4,700	68,526
Itau Unibanco Holding SA- ADR	2,915	55,793
JPMorgan Chase & Co.	2,200	91,894
Mitsubishi UFJ Financial Group, Inc.	9,900	54,441
Muenchener Rueckversicherungs-Gesellschaft AG	326	51,835
UniCredit SpA (a)	19,725	66,471
Wells Fargo & Co.	2,500	68,800
Other Financials**	188,583	1,747,361
		2,338,217
Health Care — 4.1%
AstraZeneca PLC	1,421	63,975
GlaxoSmithKline PLC	4,265	87,534
Johnson & Johnson	1,600	94,480
Novartis AG	2,015	105,572
Pfizer, Inc.	3,300	56,199
Sanofi-Aventis SA	971	71,080
Teva Pharmaceutical Industries Ltd.- ADR	1,316	66,432
UnitedHealth Group, Inc.	2,100	54,495
Other Health Care**	23,003	727,904
		1,327,671
Industrials — 3.6%
General Electric Co.	6,000	85,561
Other Industrials**	59,883	1,099,250
		1,184,811
Information Technology — 5.4%
Apple, Inc. (a)	500	94,250
Canon, Inc.	1,500	58,824
Cisco Systems, Inc. (a)	3,100	70,835
Google, Inc., Class A (a)	100	53,612
Hewlett-Packard Co.	1,700	80,682
International Business Machines Corp.	1,200	144,732
Microsoft Corp.	4,700	130,331
Oracle Corp.	4,400	92,840
SAP AG	1,145	51,871
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	6,541	62,401

See Notes to Financial Statements

11

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Other Information Technology**	51,415	912,367
		1,752,745
Materials — 3.2%
BASF SE	1,129	60,973
Bayer AG	928	64,252
Vale SA- ADR	5,000	120,281
Other Materials**	71,446	799,510
		1,045,016
Telecommunication Services — 1.8%
America Movil SAB de CV, Series L- ADR	1,200	52,956
AT&T, Inc.	3,300	84,711
China Mobile Ltd.- ADR	1,200	56,076
Other Telecommunication Services**	39,157	384,186
		577,929
Utilities — 1.6%
Exelon Corp.	1,100	51,655
Other Utilities**	30,831	485,294
		536,949
Total Common Stocks (Cost $11,924,497)		12,753,755

Investment Companies — 5.0%
iShares Russell 2000 Index Fund	12,200	687,470
iShares S&P MidCap 400 Index Fund	10,000	658,200
iShares S&P SmallCap 600 Index Fund	5,900	291,578

Total Investment Companies (Cost $1,364,757)		1,637,248

Preferred Stocks — 0.1%
Consumer Staples — 0.1%
Other Consumer Staples**	200	18,016

Materials — 0.0%(b)
Other Materials**	1,000	15,100

Total Preferred Stocks (Cost $14,834)		33,116

U.S. Treasury Obligations — 42.4%
U.S. Treasury Bond — 2.5%
8.00%, 11/15/21	587,000	827,028

U.S. Treasury Note — 39.9%
4.88%, 04/30/11	2,543,000	2,704,719
1.38%, 02/15/12	2,347,000	2,362,401
4.38%, 08/15/12	1,108,000	1,202,180
4.25%, 08/15/13	2,119,000	2,309,214
4.75%, 05/15/14	1,532,000	1,707,103
4.63%, 11/15/16	1,467,000	1,622,411
4.75%, 08/15/17	1,043,000	1,159,442
		13,067,470
Total U.S. Treasury Obligations (Cost $13,812,991)		13,894,498

Short-Term Investments — 12.5%
Dreyfus Cash Management	153,143	153,143
Dreyfus Cash Management Plus	212,339	212,339
Federated Government Obligations Fund, Class I	3,712,164	3,712,164

Total Short-Term Investments (Cost $4,077,646)		4,077,646

Total Investments
(Cost $31,194,725)(c) — 99.0%		$32,396,263

See Notes to Financial Statements

12

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)
Other assets in excess of liabilities — 1.0%		330,984
NET ASSETS — 100.0%		$32,727,247

**	Represents the aggreggate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR	- American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
	Level 1	Level 2	Level 3		Total
Investments at Value
Common Stocks	$12,753,755	$–	$	$–	12,753,755
Investment Companies	1,637,248	–		–	1,637,248
Preferred Stocks	33,116	–		–	33,116
Short-Term Investments	4,077,646	–		–	4,077,646
U.S. Treasury Obligations	–	13,894,498		–	13,894,498
Total Investments	$18,501,765	$13,894,498	$	$–	32,396,263

See Notes to Financial Statements

13

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Common Stocks — 55.0%
Consumer Discretionary — 4.6%
Other Consumer Discretionary**	50,903	1,108,241
		1,108,241
Consumer Staples — 6.0%
British American Tobacco PLC	2,228	71,078
Coca-Cola Co. (The)	1,300	69,304
Nestle SA	2,609	121,613
Procter & Gamble Co. (The)	1,800	104,400
SABMiller PLC	2,083	54,824
Unilever PLC	2,016	60,541
Other Consumer Staples**	122,206	981,632
		1,463,392
Energy — 6.7%
BP PLC	13,837	130,021
Chevron Corp.	1,200	91,848
ENI SpA	2,828	70,372
Exxon Mobil Corp.	3,200	229,343
Petroleo Brasileiro SA- ADR	1,700	78,574
Petroleo Brasileiro SA, Class A- ADR	2,300	92,276
Royal Dutch Shell PLC, Class B	3,018	87,213
StatoilHydro ASA	2,300	54,591
Other Energy**	29,068	791,879
		1,626,117
Financials — 10.0%
Allianz SE	555	63,695
Banco Bilbao Vizcaya Argentaria SA	4,559	81,982
Bank of America Corp.	4,900	71,442
Itau Unibanco Holding SA- ADR	3,025	57,899
JPMorgan Chase & Co.	2,300	96,071
Mitsubishi UFJ Financial Group, Inc.	10,400	57,190
Muenchener Rueckversicherungs-Gesellschaft AG	345	54,856
UniCredit SpA (a)	20,784	70,040
Wells Fargo & Co.	2,600	71,552
Other Financials**	195,926	1,808,096
		2,432,823
Health Care — 5.7%
AstraZeneca PLC	1,497	67,396
GlaxoSmithKline PLC	4,509	92,542
Johnson & Johnson	1,700	100,385
Novartis AG	2,123	111,230
Pfizer, Inc.	3,500	59,605
Sanofi-Aventis SA	1,023	74,887
Teva Pharmaceutical Industries Ltd.- ADR	1,315	66,381
UnitedHealth Group, Inc.	2,200	57,090
Other Health Care**	23,646	747,889
		1,377,405
Industrials — 5.2%
General Electric Co.	6,300	89,838
Schneider Electric SA	509	53,188
Other Industrials**	62,099	1,110,185
		1,253,211
Information Technology — 7.5%
Apple, Inc. (a)	500	94,250
Canon, Inc.	1,500	58,824
Cisco Systems, Inc. (a)	3,200	73,120
Google, Inc., Class A (a)	100	53,612
Hewlett-Packard Co.	1,800	85,428
Intel Corp.	2,800	53,508
International Business Machines Corp.	1,300	156,792
Microsoft Corp.	4,900	135,877
Oracle Corp.	4,600	97,060
SAP AG	1,181	53,502

See Notes to Financial Statements

14

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	6,738	64,281
Other Information Technology**	50,329	900,833
		1,827,087
Materials — 4.4%
BASF SE	1,227	66,266
Bayer AG	981	67,921
Vale SA- ADR	5,100	122,591
Other Materials**	74,152	816,759
		1,073,537
Telecommunication Services — 2.5%
AT&T, Inc.	3,500	89,845
China Mobile Ltd.- ADR	1,200	56,076
Other Telecommunication Services**	42,489	455,547
		601,468
Utilities — 2.4%
Exelon Corp.	1,200	56,351
RWE AG	609	53,323
Other Utilities**	33,111	463,101
		572,775
Total Common Stocks (Cost $12,438,383)		13,336,056

Investment Companies — 6.6%
iShares Russell 2000 Index Fund	11,900	670,565
iShares S&P MidCap 400 Index Fund	9,800	645,036
iShares S&P SmallCap 600 Index Fund	5,700	281,694

Total Investment Companies (Cost $1,329,834)		1,597,295

Preferred Stocks — 0.1%
Consumer Staples — 0.0%(b)
Other Consumer Staples**	200	18,016

Materials — 0.1%
Other Materials**	1,000	15,100
Total Preferred Stocks (Cost $14,834)		33,116

U.S. Treasury Obligations — 29.0%
U.S. Treasury Bond — 1.7%
8.00%, 11/15/21	297,000	418,445
U.S. Treasury Note — 27.3%
4.88%, 04/30/11	1,285,000	1,366,718
1.38%, 02/15/12	1,186,000	1,193,783
4.38%, 08/15/12	560,000	607,600
4.25%, 08/15/13	1,071,000	1,167,139
4.75%, 05/15/14	774,000	862,466
4.63%, 11/15/16	741,000	819,500
4.75%, 08/15/17	527,000	585,835
		6,603,041
Total U.S. Treasury Obligations (Cost $6,996,370)		7,021,486

Short-Term Investments — 8.6%
Dreyfus Cash Management	196,620	196,620
Dreyfus Cash Management Plus	255,865	255,866
Federated Government Obligations Fund, Class I	1,631,976	1,631,975

Total Short-Term Investments (Cost $2,084,461)		2,084,461

Total Investments
(Cost $22,863,882)(c) — 99.3%		$24,072,414

See Notes to Financial Statements

15

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)
Other assets in excess of liabilities — 0.7%		157,898
NET ASSETS — 100.0%		$24,230,312

**	Represents the aggreggate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR	- American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
	Level 1	Level 2	Level 3		Total
Investments at Value
Common Stocks	$13,336,056	$–	$	$–	13,336,056
Investment Companies	1,597,295	–		–	1,597,295
Preferred Stocks	33,116	–		–	33,116
Short-Term Investments	2,084,461	–		–	2,084,461
U.S. Treasury Obligations	–	7,021,486		–	7,021,486
Total Investments	$17,050,928	$7,021,486	$	$–	24,072,414

See Notes to Financial Statements

16

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)

Common Stocks — 67.4%
Consumer Discretionary — 5.7%
Sony Corp.	2,400	74,254
Other Consumer Discretionary**	71,759	1,563,510
		1,637,764
Consumer Staples — 7.4%
British American Tobacco PLC	2,980	95,068
Coca-Cola Co. (The)	1,900	101,289
Nestle SA	3,530	164,543
Procter & Gamble Co. (The)	2,700	156,600
Unilever PLC	2,729	81,953
Wal-Mart Stores, Inc.	1,600	79,488
Other Consumer Staples**	171,501	1,443,445
		2,122,386
Energy — 8.2%
BP PLC	18,506	173,894
Chevron Corp.	1,800	137,772
ENI SpA	3,782	94,112
Exxon Mobil Corp.	4,900	351,183
Petroleo Brasileiro SA- ADR	2,500	115,550
Petroleo Brasileiro SA, Class A- ADR	3,500	140,420
Royal Dutch Shell PLC, Class B	4,037	116,659
Other Energy**	44,079	1,224,385
		2,353,975
Financials — 12.0%
Allianz SE	752	86,304
Banco Bilbao Vizcaya Argentaria SA	6,169	110,935
Bank of America Corp.	7,400	107,892
China Life Insurance Co. Ltd.- ADR	1,100	75,471
Itau Unibanco Holding SA- ADR	4,675	89,480
JPMorgan Chase & Co.	3,500	146,195
Mitsubishi UFJ Financial Group, Inc.	14,100	77,537
Travelers Cos., Inc. (The)	1,600	79,664
UniCredit SpA (a)	28,124	94,774
Wells Fargo & Co.	3,900	107,328
Other Financials**	267,211	2,509,021
		3,484,601
Health Care — 7.0%
AstraZeneca PLC	2,026	91,212
GlaxoSmithKline PLC	6,031	123,779
Johnson & Johnson	2,500	147,625
Novartis AG	2,873	150,524
Pfizer, Inc.	5,300	90,259
Sanofi-Aventis SA	1,385	101,386
Teva Pharmaceutical Industries Ltd.- ADR	2,036	102,777
UnitedHealth Group, Inc.	3,300	85,635
Other Health Care**	35,109	1,129,012
		2,022,209
Industrials — 6.3%
General Dynamics Corp.	1,200	75,239
General Electric Co.	9,500	135,470
Other Industrials**	84,400	1,608,254
		1,818,963
Information Technology — 9.5%
Apple, Inc. (a)	800	150,800
Canon, Inc.	2,100	82,353
Cisco Systems, Inc. (a)	4,900	111,965
Dell, Inc. (a)	5,300	76,797
Google, Inc., Class A (a)	200	107,224
Hewlett-Packard Co.	2,700	128,142
Intel Corp.	4,300	82,173
International Business Machines Corp.	1,900	229,159
Microsoft Corp.	7,400	205,202

See Notes to Financial Statements

17

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)
Oracle Corp.	7,000	147,700
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	10,045	95,829
Other Information Technology**	68,171	1,317,978
		2,735,322
Materials — 5.4%
BASF SE	1,660	89,651
Bayer AG	1,312	90,839
Vale SA- ADR	7,700	185,039
Other Materials**	100,680	1,181,282
		1,546,811
Telecommunication Services — 3.0%
America Movil SAB de CV, Series L- ADR	1,800	79,434
AT&T, Inc.	5,300	136,050
China Mobile Ltd.- ADR	1,800	84,114
Other Telecommunication Services**	58,045	578,041
		877,639
Utilities — 2.9%
Exelon Corp.	1,800	84,528
Other Utilities**	46,592	738,900
		823,428
Total Common Stocks (Cost $18,096,027)		19,423,098

Investment Companies — 8.0%
iShares Russell 2000 Index Fund	17,300	974,855
iShares S&P MidCap 400 Index Fund	14,100	928,062
iShares S&P SmallCap 600 Index Fund	8,300	410,186

Total Investment Companies (Cost $1,956,123)		2,313,103

Preferred Stocks — 0.2%
Consumer Staples — 0.1%
Other Consumer Staples**	300	27,024

Materials — 0.1%
Other Materials**	1,500	22,650

Total Preferred Stocks (Cost $22,787)		49,674

U.S. Treasury Obligations — 17.5%
U.S. Treasury Bond — 1.0%
8.00%, 11/15/21	213,000	300,097

U.S. Treasury Note — 16.5%
4.88%, 04/30/11	921,000	979,570
1.38%, 02/15/12	850,000	855,578
4.38%, 08/15/12	402,000	436,170
4.25%, 08/15/13	768,000	836,940
4.75%, 05/15/14	555,000	618,435
4.63%, 11/15/16	531,000	587,253
4.75%, 08/15/17	378,000	420,200
		4,734,146
Total U.S. Treasury Obligations (Cost $5,021,831)		5,034,243

Short-Term Investments — 6.3%
Dreyfus Cash Management	222,280	222,280
Dreyfus Cash Management Plus	337,091	337,091
Federated Government Obligations Fund, Class I	1,265,084	1,265,084

Total Short-Term Investments (Cost $1,824,455)		1,824,455

See Notes to Financial Statements

18

NestEgg Funds	Condensed Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

	Shares or
Security Description	Principal ($)	Value ($)
Total Investments
(Cost $26,921,223)(b) — 99.4%		$28,644,573
Other assets in excess of liabilities — 0.6%		170,049
NET ASSETS — 100.0%		$28,814,622

**	Represents the aggreggate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR	- American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.
	Valuation Inputs at Reporting Date:
	Level 1	Level 2	Level 3		Total
Investments at Value
Common Stocks	$19,423,098	$–	$	$–	19,423,098
Investment Companies	2,313,103	–		–	2,313,103
Preferred Stocks	49,674	–		–	49,674
Short-Term Investments	1,824,455	–		–	1,824,455
U.S. Treasury Obligations	–	5,034,243		–	5,034,243
Total Investments	$23,610,330	$5,034,243	$	$–	28,644,573

See Notes to Financial Statements

19

NestEgg Funds

Statement of Assets and Liabilities
October 31, 2009

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund
Assets
Investments, at cost	$16,618,232	$31,194,725	$22,863,882	$26,921,223

Investments, at value	$17,041,597	$32,396,263	$24,072,414	$28,644,573
Foreign currency, at value (cost at $8,007; $92,103; $41,145; and $67,122)	8,053	92,172	40,983	67,030
Interest and dividends receivable	149,992	219,817	123,175	103,382
Receivable for capital shares issued	26,036	66,549	48,087	54,570
Reclaims receivable	2,321	6,475	4,737	6,826
Receivable from Investment Adviser	27,884	12,659	20,242	14,723
Prepaid expenses	129	529	362	385
Total assets	17,256,012	32,794,464	24,310,000	28,891,489

Liabilities
Payable for for capital shares redeemed	2,070	1,641	16,090	12,297
Accrued expenses and other payables:
Administration	5,905	11,798	8,343	9,535
Distribution and Service	8	122	113	100
Trustee	861	1,476	1,065	1,382
Other Affiliates	14,188	14,169	14,173	14,176
Other	36,000	38,011	39,904	39,377
Total liabilities	59,032	67,217	79,688	76,867

Net Assets	$17,196,980	$32,727,247	$24,230,312	$28,814,622

Composition of Net Assets
Capital	$17,196,793	$37,443,599	$28,143,778	$32,701,498
Accumulated net investment income (loss)	(537)	375,719	252,751	278,706
Accumulated net realized loss from investment transactions	(422,627)	(6,293,541)	(5,374,689)	(5,888,859)
Net unrealized appreciation	423,351	1,201,470	1,208,472	1,723,277
Net Assets	$17,196,980	$32,727,247	$24,230,312	$28,814,622

Net Assets By Share Class:
Institutional Class Shares	$16,903,310	$32,511,148	$23,511,598	$28,166,439
Class A Shares	281,690	180,271	466,544	622,127
Class C Shares	11,980	35,828	252,170	26,056
Net Assets	$17,196,980	$32,727,247	$24,230,312	$28,814,622

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	1,829,144	3,670,035	2,936,246	3,524,723
Class A Shares	30,607	20,449	58,891	79,057
Class C Shares	1,314	4,108	32,191	3,344
Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$9.24	$8.86	$8.01	$7.99
Class A Shares	$9.20	$8.82	$7.92	$7.87
Class C Shares	$9.12	$8.72	$7.83	$7.79
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%
Maximum Offering Price (Net Asset Value/100% minus maximum sale charge of net asset value, adjusted to the nearest cent):
Class A Shares	$9.66	$9.26	$8.31	$8.26

See Notes to Financial Statements

20

NestEgg Funds

Statement of Operations
October 31, 2009

	NestEgg 2010 Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund

Investment Income:
Dividend	$127,419	$340,416	$339,893	$451,230
Interest	191,714	338,370	162,943	124,281
Foreign tax withholding	(7,036)	(17,176)	(16,290)	(22,896)
Total Investment Income	312,097	661,610	486,546	552,615

Expenses:
Investment advisory	92,753	173,016	121,334	136,999
Administration	19,324	36,045	25,278	28,541
Distribution - Class A Shares	695	405	1,024	1,295
Distribution - Class C Shares	85	255	1,615	165
Service - Class A Shares	695	405	1,024	1,295
Service - Class C Shares	29	85	538	55
Accounting	125,953	121,024	118,711	120,030
Custodian	40,452	49,382	44,696	49,708
Compliance services	7,009	7,951	7,196	7,385
Transfer Agent	16,897	17,274	33,197	26,265
Trustee	1,755	2,972	2,936	3,410
State registration expenses	19,927	20,931	20,995	21,095
Shareholder Report Printing	2,930	2,768	4,155	4,101
Audit expenses	27,256	36,666	33,257	24,933
Legal expenses	1,816	3,354	1,946	8,421
Other	11,535	13,532	23,301	23,492
Total expenses before fee reductions	369,111	486,065	441,203	457,190
Expenses reduced by: Adviser	(277,247)	(304,378)	(302,564)	(284,779)
Net Expenses	91,864	181,687	138,639	172,411

Net Investment Income	220,233	479,923	347,907	380,204

Realized and unrealized gains (losses) from investments
and foreign currency transactions:
Net realized loss from investment transactions	(263,837)	(5,812,582)	(5,242,598)	(5,792,227)
Net realized gain (loss) from foreign currency transactions	(963)	1,209	(23,060)	(32,846)
Net change in unrealized appreciation from investments	1,427,597	8,455,804	7,673,755	9,393,146
Net change in unrealized appreciation from foreign currency translation	1,999	12,640	7,422	9,925
Net realized and unrealized gains	1,164,796	2,657,071	2,415,519	3,577,998

Net Increase in Net Assets Resulting from Operations	$1,385,029	$3,136,994	$2,763,426	$3,958,202

See Notes to Financial Statements

21

NestEgg Funds

Statement of Change in Net Assets

	NestEgg 2010 Fund		NestEgg 2020 Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2009	2008	2009	2008

Investment Operations:
Net investment income	$220,233	$242,735	$479,923	$878,212
Net realized loss	(264,800)	(104,692)	(5,811,373)	(286,027)
Net change in unrealized appreciation/depreciation	1,429,596	(1,235,688)	8,468,444	(9,527,181)
Net increase (decrease) in net assets resulting from operations	1,385,029	(1,097,645)	3,136,994	(8,934,996)

Distributions:
From net investment income:
Institutional Class Shares	(272,761)	(231,013)	(985,081)	(761,433)
Class A Shares	(4,232)	(9,925)	(4,396)	(6,183)
Class C Shares	(246)	(287)	(929)	(100)
From net realized gains:
Institutional Class Shares	-	(134,951)	-	(1,366,544)
Class A Shares	-	(7,952)	-	(14,222)
Class C Shares	-	(452)	-	(304)
Decrease in net assets from distributions	(277,239)	(384,580)	(990,406)	(2,148,786)
Net increase in net assets from capital
transactions	8,930,427	1,991,544	2,946,475	3 ,417,687
Total increase (decrease) in net assets	10,038,217	509,319	5,093,063	(7,666,095)

Net Assets:
Beginning of year	7,158,763	6,649,444	27,634,184	35,300,279
End of year	$17,196,980	$7,158,763	$32,727,247	$27,634,184
Accumulated net investment income (loss)	(537)	55,644	375,719	881,681

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$13,990,749	$3,705,541	$6,215,592	$6,740,492
Dividends reinvested	272,739	365,945	985,082	2,128,008
Cost of shares redeemed	(5,249,603)	(2,129,795)	(4,267,342)	(5,376,937)
Institutional Class Shares capital transactions	9,013,885	1,941,691	2,933,332	3,491,563
Class A Shares
Proceeds from shares issued	24,176	53,809	32,066	34,995
Dividends reinvested	4,231	17,881	4,395	19,463
Cost of shares redeemed	(112,095)	(15,291)	(22,928)	(163,834)
Class A Shares capital transactions	(83,688)	56,399	13,533	(109,376)
Class C Shares
Proceeds from shares issued	1,342	-	4,304	35,185
Dividends reinvested	247	7 39	929	404
Cost of shares redeemed	(1,359)	(7,285)	(5,623)	(89)
Class C Shares capital transactions	230	(6,546)	(390)	35,500
Net increase in net assets from capital
transactions	$8,930,427	$1,991,544	$2,946,475	$3,417,687

Share Transactions:
Institutional Class Shares
Issued	1,605,119	377,590	758,955	662,788
Reinvested	31,455	37,160	124,536	199,813
Redeemed	(602,729)	(220,150)	(525,565)	(525,376)
Change in Institutional Class Shares	1,033,845	194,600	357,926	337,225
Class A Shares
Issued	2,922	5,527	3,936	3,400
Reinvested	493	1,809	556	1,834
Redeemed	(13,221)	(1,511)	(2,876)	(16,496)
Change in Class A Shares	(9,806)	5,825	1,616	(11,262)
Class C Shares
Issued	153	-	535	3,475
Reinvested	29	74	118	38
Redeemed	(153)	(727)	(701)	(8)
Change in Class C Shares	29	(653)	(48)	3,505

See Notes to Financial Statements

22

NestEgg Funds

Statement of Change in Net Assets, continued

	NestEgg 2030 Fund		NestEgg 2040 Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2009	2008	2009	2008

Investment Operations:
Net investment income	$347,907	$420,986	$380,204	$379,642
Net realized gain (loss)	(5,265,658)	(68,018)	(5,825,073)	106,925
Net change in unrealized appreciation/depreciation	7,681,177	(8,389,593)	9,403,071	(10,001,371)
Net increase (decrease) in net assets resulting from operations	2,763,426	(8,036,625)	3,958,202	(9,514,804)

Distributions:
From net investment income:
Institutional Class Shares	(453,680)	(317,278)	(387,466)	(248,926)
Class A Shares	(8,134)	(4,902)	(6,395)	(4,452)
Class C Shares	(3,361)	(60)	(254)	-
From net realized gains:
Institutional Class Shares	-	(1,266,364)	(163,184)	(1,467,243)
Class A Shares	-	(29,571)	(4,129)	(47,941)
Class C Shares	-	(583)	(180)	(1,128)
Decrease in net assets from distributions	(465,175)	(1,618,758)	(561,608)	(1,769,690)
Net increase in net assets from capital
transactions	3,390,626	4,979,059	6,008,202	6,506,324
Total increase (decrease) in net assets	5,688,877	(4,676,324)	9,404,796	(4,778,170)

Net Assets:
Beginning of year	18,541,435	23,217,759	19,409,826	24,187,996
End of year	$24,230,312	$18,541,435	$28,814,622	$19,409,826
Accumulated net investment income	252,751	394,644	278,706	318,153

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$6,225,939	$7,388,843	$10,426,562	$10,561,150
Dividends reinvested	453,680	1,584,434	550,455	1,716,355
Cost of shares redeemed	(3,405,955)	(4,253,409)	(5,040,714)	(5,790,331)
Institutional Class Shares capital transactions	3,273,664	4,719,868	5,936,303	6,487,174
Class A Shares
Proceeds from shares issued	159,055	70,669	92,995	143,008
Dividends reinvested	8,134	34,634	10,524	52,520
Cost of shares redeemed	(73,322)	(102,586)	(33,760)	(189,476)
Class A Shares capital transactions	93,867	2,717	69,759	6,052
Class C Shares
Proceeds from shares issued	28,503	320,003	1,710	19,290
Dividends reinvested	3,361	644	435	1,128
Cost of shares redeemed	(8,769)	(64,173)	(5)	(7,320)
Class C Shares capital transactions	23,095	256,474	2,140	(13,098)
Net increase in net assets from capital
transactions	$3,390,626	$4,979,059	$6,008,202	$6,506,324

Share Transactions:
Institutional Class Shares
Issued	882,206	775,085	1,521,529	1,114,286
Reinvested	66,620	156,256	84,039	165,992
Redeemed	(486,639)	(443,395)	(720,108)	(618,642)
Change in Institutional Class Shares	462,187	487,946	885,460	661,636
Class A Shares
Issued	22,759	7,488	14,353	16,802
Reinvested	1,203	3,439	1,624	5,139
Redeemed	(10,965)	(11,389)	(5,378)	(20,757)
Change in Class A Shares	12,997	(462)	10,599	1,184
Class C Shares
Issued	4,086	34,674	254	2,082
Reinvested	500	64	67	110
Redeemed	(1,378)	(6,684)	(1)	(720)
Change in Class C Shares	3,208	28,054	320	1,472

See Notes to Financial Statements

23

NestEgg Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From

	Net Asset Value Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of expenses to average net assets(d)**	Ratio of net investment income to average net assets**	Ratio of expenses to average net assets(a)(d)**	Portfolio turnover rate(b)*

NestEgg 2010 Fund

Institutional Class Shares
For the year ended
10/31/2009	8.56	0.13	0.75	0.88	(0.20)	-	(0.20)	9.24	10.43%	16,903	0.58%	1.43%	2.37%	210%
10/31/2008	10.44	0 .38	(1.71)	(1.33)	(0.32)	(0.23)	(0.55)	8.56	(13.33%)	6,804	0.45%	3.90%	2.66%	88%
10/31/2007	10.39	0 .34	0 .39	0 .73	(0.33)	(0.35)	(0.68)	10.44	7.34%	6,270	0.83%	3.34%	2.73%	66%
10/31/2006 (c)	10.33	0 .34	0 .50	0 .84	(0.36)	(0.42)	(0.78)	10.39	8.55%	5,910	0.97%	3.33%	2.32%	191%
10/31/2005	10.51	0 .27	0 .08	0 .35	(0.27)	(0.26)	(0.53)	10.33	3.37%	5,779	1.00%	2.57%	2.47%	33%
Class A Shares
For the year ended
10/31/2009	8.50	0.09	0.73	0.82	(0.12)	-	(0.12)	9.20	10.02%	282	1.10%	0.96%	2.91%	210%
10/31/2008	10.38	0 .33	(1.71)	(1.38)	(0.27)	(0.23)	(0.50)	8.50	(13.84%)	344	0.95%	3.44%	3.10%	88%
10/31/2007	10.34	0 .29	0 .38	0 .67	(0.28)	(0.35)	(0.63)	10.38	6.75%	359	1.32%	2.84%	3.24%	66%
10/31/2006 (e)	10.28	0 .28	0 .50	0 .78	(0.30)	(0.42)	(0.72)	10.34	8.00%	314	1.48%	2.82%	2.81%	191%
10/31/2005	10.46	0 .21	0 .08	0 .29	(0.21)	(0.26)	(0.47)	10.28	2.80%	261	1.55%	2.01%	2.97%	33%
Class C Shares
For the year ended
10/31/2009	8.52	0 .04	0.75	0.79	(0.19)	-	(0.19)	9.12	9.46%	12	1.61%	0.44%	3.41%	210%
10/31/2008	10.38	0 .28	(1.72)	(1.44)	(0.19)	(0.23)	(0.42)	8.52	(14.31%)	11	1.45%	2.94%	3.63%	88%
10/31/2007	10.32	0 .24	0 .38	0 .62	(0.21)	(0.35)	(0.56)	10.38	6.24%	20	1.82%	2.35%	3.78%	66%
10/31/2006 (f)	10.18	0 .18	0 .18	0 .36	(0.22)	-	(0.22)	10.32	3.62%	19	1.95%	2.52%	3.34%	191%

NestEgg 2020 Fund

Institutional Class Shares
For the year ended
10/31/2009	8.29	0.13	0.74	0.87	(0.30)	-	(0.30)	8.86	10.91%	32,511	0.63%	1.67%	1.68%	190%
10/31/2008	11.75	0 .32	(3.05)	(2.73)	(0.26)	(0.47)	(0.73)	8.29	(24.63%)	27,445	0.55%	3.11%	1.23%	52%
10/31/2007	11.25	0 .25	0 .91	1.16	(0.25)	(0.41)	(0.66)	11.75	10.77%	34,942	0.85%	2.19%	1.24%	66%
10/31/2006 (c)	10.27	0 .26	0 .79	1.05	(0.07)	-	(0.07)	11.25	10.28%	31,147	0.97%	2.44%	1.40%	161%
10/31/2005	9.88	0 .20	0 .38	0.58	(0.19)	-	(0.19)	10.27	5.91%	30,078	0.97%	1.93%	1.75%	35%
Class A Shares
For the year ended
10/31/2009	8.22	0.08	0.75	0.83	(0.23)	-	(0.23)	8.82	10.40%	180	1.14%	1.16%	2.16%	190%
10/31/2008	11.65	0 .33	(3.09)	(2.76)	(0.20)	(0.47)	(0.67)	8.22	(24.98%)	155	1.05%	2.52%	1.71%	52%
10/31/2007	11.16	0 .18	0 .91	1.09	(0.19)	(0.41)	(0.60)	11.65	10.19%	351	1.35%	1.67%	1.74%	66%
10/31/2006 (e)	10.23	0 .22	0 .77	0.99	(0.06)	-	(0.06)	11.16	9.68%	269	1.48%	1.93%	1.89%	161%
10/31/2005	9.85	0 .14	0 .39	0.53	(0.15)	-	(0.15)	10.23	5.35%	259	1.53%	1.36%	2.26%	35%
Class C Shares
For the year ended
10/31/2009	8.16	0.05	0.73	0.78	(0.22)	-	(0.22)	8.72	9.86%	36	1.64%	0.68%	2.65%	190%
10/31/2008	11.59	0 .23	(3.04)	(2.81)	(0.15)	(0.47)	(0.62)	8.16	(25.47%)	34	1.55%	2.28%	2.22%	52%
10/31/2007	11.13	0 .13	0 .91	1.04	(0.17)	(0.41)	(0.58)	11.59	9.68%	8	1.85%	1.18%	2.25%	66%
10/31/2006 (f)	10.78	0 .10	0 .25	0.35	-	-	-	11.13	3.25%	7	1.95%	1.43%	2.22%	161%

See Notes to Financial Statements

24

NestEgg Funds

Financial Highlights, continued

Selected data for a share outstanding throughout the period indicated.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From

	Net Asset Value Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)*	Net Assets at end of period (000's)	Ratio of expenses to average net assets(d)**	Ratio of net investment income to average net assets**	Ratio of expenses to average net assets(a)(d)**	Portfolio turnover rate(b)*

NestEgg 2030 Fund

Institutional Class Shares
For the year ended
10/31/2009	7.28	0.12	0.79	0.91	(0.18)	-	(0.18)	8.01	12.94%	23,512	0.66%	1.74%	2.15%	187%
10/31/2008	11.42	0.19	(3.54)	(3.35)	(0.16)	(0.63)	(0.79)	7.28	(31.33%)	18,005	0.70%	2.14%	1.44%	29%
10/31/2007	11.46	0.16	1.23	1 .39	(0.15)	(1.28)	(1.43)	11.42	13.33%	22,684	0.90%	1.39%	1.44%	72%
10/31/2006 (c)	10.42	0.18	1.01	1 .19	(0.07)	(0.08)	(0.15)	11.46	11.51%	19,940	0.97%	1.64%	1.57%	165%
10/31/2005	9.82	0.14	0.60	0 .74	(0.14)	-	(0.14)	10.42	7.59%	17,778	1.00%	1.45%	1.90%	43%
Class A Shares
For the year ended
10/31/2009	7.19	0.06	0.81	0.87	(0.14)	-	(0.14)	7.92	12.41%	467	1.15%	1.26%	2.64%	187%
10/31/2008	11.30	0.16	(3.54)	(3.38)	(0.10)	(0.63)	(0.73)	7.19	(31.76%)	330	1.20%	1.64%	1.91%	29%
10/31/2007	11.35	0.09	1.24	1 .33	(0.10)	(1.28)	(1.38)	11.30	12.83%	524	1.38%	0.88%	1.95%	72%
10/31/2006 (e)	10.36	0.12	1.00	1 .12	(0.05)	(0.08)	(0.13)	11.35	10.95%	386	1.48%	1.10%	2.05%	165%
10/31/2005	9.78	0.09	0.59	0 .68	(0.10)	-	(0.10)	10.36	6.96%	252	1.55%	0.86%	2.42%	43%
Class C Shares
For the year ended
10/31/2009	7.12	0.05	0.77	0.82	(0.11)	-	(0.11)	7.83	11.83%	252	1.66%	0.75%	3.15%	187%
10/31/2008	11.23	0.13	(3.54)	(3.41)	(0.07)	(0.63)	(0.70)	7.12	(32.16%)	206	1.70%	1.23%	2.41%	29%
10/31/2007	11.31	0.04	1.22	1.26	(0.06)	(1.28)	(1.34)	11.23	12.14%	1 0	1.87%	0.37%	2.45%	72%
10/31/2006 (f)	11.00	0.03	0.28	0.31	-	-	-	11.31	2.82%	7	1.95%	0.42%	2.40%	165%

NestEgg 2040 Fund

Institutional Class Shares
For the year ended
10/31/2009	7.16	0.11	0.92	1.03	(0.14)	(0.06)	(0.20)	7.99	14.99%	28,166	0.74%	1.67%	1.99%	190%
10/31/2008	11.83	0.16	(3.98)	(3.82)	(0.12)	(0.73)	(0.85)	7.16	(34.50%)	18,907	0.75%	1.70%	1.41%	21%
10/31/2007	11.74	0.12	1.44	1.56	(0.10)	(1.37)	(1.47)	11.83	14.69%	23,388	0.90%	1.01%	1.40%	70%
10/31/2006 (c)	10.45	0.13	1.22	1.35	(0.06)	-	(0.06)	11.74	12.97%	21,426	0.97%	1.23%	1.54%	164%
10/31/2005	9.67	0.10	0.80	0.90	(0.12)	-	(0.12)	10.45	9.29%	18,156	1.00%	0.98%	1.90%	48%
Class A Shares
For the year ended
10/31/2009	7.04	0.08	0.90	0.98	(0.09)	(0.06)	(0.15)	7.87	14.39%	622	1.24%	1.20%	2.49%	190%
10/31/2008	11.63	0.12	(3.91)	(3.79)	(0.07)	(0.73)	(0.80)	7.04	(34.76%)	482	1.25%	1.21%	1.88%	21%
10/31/2007	11.57	0.06	1.42	1.48	(0.05)	(1.37)	(1.42)	11.63	14.11%	783	1.40%	0.49%	1.91%	70%
10/31/2006 (e)	10.34	0.08	1.20	1.28	(0.05)	-	(0.05)	11.57	12.38%	637	1.48%	0.65%	2.02%	164%
10/31/2005	9.60	0.05	0.78	0.83	(0.09)	-	(0.09)	10.34	8.63%	395	1.55%	0.40%	2.41%	48%
Class C Shares
For the year ended
10/31/2009	7.01	0.05	0.87	0.92	(0.08)	(0.06)	(0.14)	7.79	13.58%	26	1.74%	0.70%	2.99%	190%
10/31/2008	11.57	0.06	(3.89)	(3.83)	-	(0.73)	(0.73)	7.01	(35.11%)	21	1.75%	0.71%	2.11%	21%
10/31/2007	11.54	- ^	1.42	1.42	(0.02)	(1.37)	(1.39)	11.57	13.49%	18	1.89%	(0.09%)	2.42%	70%
10/31/2006 (f)	11.23	- ^	0.31	0.31	-	-	-	11.54	2.76%	7	1.95%	(0.01%)	2.35%	164%

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c) Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(d) Does not include expenses of the investment companies in which the Funds invested.
(e) Prior to March 2, 2006, Class A Shares were named Premium Shares.
(f) Class C Shares commenced operations on March 15, 2006.
* Not annualized for periods less than one year.
** Annualized for periods less than one year.
^ Less than $0.005 per share.

See Notes to Financial Statements

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NestEgg Funds

Notes to Financial Statements
October 31, 2009

1. Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust, now named the INTRUST Funds Trust.

The Trust currently offers eleven (11) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other funds can be found in a separate report.

NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund

The Trust offers three classes of shares: Institutional Class, Class A and Class C. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

Prior to the March 2, 2006 reorganization, each Fund had been established as a “fund of funds”, which means that each Fund invested in other mutual funds, primarily passively-managed index funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

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NestEgg Funds

2. Significant Accounting Policies (Continued):

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollars, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) in accordance with guidelines approved by the Trust’s Board of Trustees. The Funds typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when the Adviser has reason to believe that available quotations may not be accurate, the Funds may value securities according to methods approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. For example, the Funds may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics.

27

NestEgg Funds

2. Significant Accounting Policies (Continued):

The Funds have adopted FASB ASC 820, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards.  The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:
• Level 1 – quoted prices in active markets for identical securities
• Level 2 – other significant observable inputs (including quoted prices for similar securities,    interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of October 31, 2009, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund's schedule of portfolio investments, which also includes a breakdown of the Fund's investments by industry concentration.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day after following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

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NestEgg Funds

2. Significant Accounting Policies (Continued):

Distributions to Shareholders

The NestEgg 2010 Fund declares and pays dividends from net investment income monthly. Each of the other NestEgg Target Date Funds declares and pays dividends from net investment income annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Recent Accounting Pronouncements

In March 2008, the FASB issued ASC No. 815, "Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133".  ASC 815 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why and the entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s financial position and results of operations.  ASC 815 becomes effective for financial statements issued for fiscal years beginning after November 15, 2008 and for interim periods within those fiscal years.  Therefore, the Funds are required to adopt ASC No. 815 for financial statements for the fiscal year beginning November 1, 2009.  The Funds are currently assessing the impact that the adoption of ASC No. 815 will have on their financial statements.

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NestEgg Funds

3. Related Party Transactions:

AIFS serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.60% of each Fund’s average daily net assets. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets through March 1, 2010:

	Institutional Class	Class A	Class C
NestEgg 2010 Fund	0.65%	1.15%	1.65%
NestEgg 2020 Fund	0.67%	1.17%	1.67%
NestEgg 2030 Fund	0.65%	1.15%	1.65%
NestEgg 2040 Fund	0.74%	1.24%	1.74%

Prior to March 23, 2009, the total operating expenses of the Funds were maintained at the    following levels:

	Institutional Class	Class A	Class C
NestEgg 2010 Fund	0.45%	0.95%	1.45%
NestEgg 2020 Fund	0.55%	1.05%	1.55%

Prior to February 28, 2009, the total operating expenses of the Funds were maintained at the following levels:

	Institutional Class	Class A	Class C
NestEgg 2030 Fund	0.70%	1.20%	1.70%
NestEgg 2040 Fund	0.75%	1.25%	1.75%

AIFS also provides certain administrative services necessary for the Funds’ operations. The fees for the services provided under such agreement are calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

AIFS has entered into an agreement with JPMorgan Worldwide Securities Services (“JPMorgan”) whereby JPMorgan provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, JPMorgan earns a fee based on the aggregate net assets of all Funds in the Trust.  AIFS pays JPMorgan and not the Funds.

Other principal service providers of the Funds include the following:

Under the terms of the Accounting Services Agreement with the Trust, JPMorgan calculates the daily net asset value per share and maintains the financial books and records of each Fund.  For these services, JPMorgan receives a monthly fee.  In addition, JPMorgan is reimbursed by the

30

NestEgg Funds

3. Related Party Transactions (Continued):

Funds for certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Funds’ portfolio securities.

Foreside Distribution Services, L.P. is the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Alaric Compliance Services LLC (“Alaric”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. Alaric has designated Edward Cook as the Trust’s Chief Compliance Officer. For these services, the Trust pays Alaric a monthly fee, plus any out-of-pocket expenses. Each Fund pays a pro rata portion of the fees based on a combination of its share of the fund’s average monthly net assets and evenly based on the number of funds in the complex.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, and U.S. Government securities) during the six months ended October 31, 2009 were as follows:

	Purchases	Sales
NestEgg 2010 Fund	$ 12,464,766	$ 10,393,271
NestEgg 2020 Fund	25,070,489	25,737,978
NestEgg 2030 Fund	25,902,653	25,057,510
NestEgg 2040 Fund	38,363,687	33,929,059

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NestEgg Funds

5. Securities Transactions (Continued):

The cost of purchases and the proceeds from sales of U.S. Government securities for the six months ended October 31, 2009 were as follows:

	Purchases	Sales
NestEgg 2010 Fund	$24,138,151	$18,057,274
NestEgg 2020 Fund	25,555,373	22,997,576
NestEgg 2030 Fund	12,116,133	8,645,370
NestEgg 2040 Fund	8,068,057	4,232,036

6. Federal Income Taxes Information:

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
NestEgg 2010 Fund	$16,655,648	$636,232	$(250,283)	$385,949
NestEgg 2020 Fund	31,313,382	1,643,757	(560,876)	1,082,881
NestEgg 2030 Fund	22,974,893	1,619,474	(521,953)	1,097,521
NestEgg 2040 Fund	27,101,406	2,282,567	(739,400)	1,543,167

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2009 was as follows:

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Total Distributions Paid
NestEgg 2010 Fund	$277,239	$-	$227,239	$277,239
NestEgg 2020 Fund	990,406	-	990,406	990,406
NestEgg 2030 Fund	465,175	-	465,175	465,175
NestEgg 2040 Fund	427,911	133,697	561,608	561,608

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2008 was as follows:
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Total Distributions Paid
NestEgg 2010 Fund	$289,984	$94,596	$384,580	$384,580
NestEgg 2020 Fund	1,186,281	962,505	2,148,786	2,148,786

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NestEgg Funds

6. Federal Income Taxes Information:

NestEgg 2030 Fund	638,723	980,035	1,618,758	1,618,758
NestEgg 2040 Fund	624,078	1,145,612	1,769,690	1,769,690

As of October 31, 2009 the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings (Deficit)
NestEgg 2010 Fund	$12,157	$-	$(397,901)	$385,931	$187
NestEgg 2020 Fund	399,575	-	(6,198,739)	1,082,812	(4,716,352)
NestEgg 2030 Fund	278,118	-	(5,289,047)	1,097,463	(3,913,466)
NestEgg 2040 Fund	325,400	-	(5,755,369)	1,543,093	(3,886,876)

At October 31, 2009, the following Funds had net capital loss carry-forwards which are available to offset future net capital gains, if any:

	Amount	Expires
NestEgg 2010 Fund	$151,694	2016
	246,207	2017
NestEgg 2020 Fund	409,996	2016
	5,788,743	2017
NestEgg 2030 Fund	104,653	2016
	5,184,394	2017
NestEgg 2040 Fund	5,755,369	2017

The following reclassifications have been made to the components of net assets as of October 31, 2009.  These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the components of net assets on a tax basis.

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains/Losses
NestEgg 2010 Fund	$(347)	$825	$(478)
NestEgg 2020 Fund	-	4,521	(4,521)
NestEgg 2030 Fund	-	(24,625)	24,625
NestEgg 2040 Fund	-	(25,536)	25,536

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NestEgg Funds

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

7. Subsequent Events

The Funds evaluated subsequent events from October 31, 2009, the date of these financial statements, through December 30, 2009, the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds' financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of NestEgg Target Date Funds, including the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, and NestEgg 2040 Fund (four of the portfolios constituting the American Independence Funds Trust) (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2009 and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended, and the financial highlights for each of the four years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for all Funds for the year ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 21, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Chicago, Illinois
December 30, 2009

35

NestEgg Funds
Additional Fund Information (Unaudited)
Portfolio Summaries. The NestEgg Funds invested, as a percentage of net assets, in the following as of October 31, 2009:

NestEgg 2010 Fund		NestEgg 2030 Fund
	% of Net		% of Net
Portfolio Diversification	Assets	Portfolio Diversification	Assets
Common Stocks	25.1%	Common Stocks	55.0%
U.S. Treasury Obligations	58.1	U.S. Treasury Obligations	29.0
Money Markets	12.0	Money Markets	8.6
Investment Companies	3.8	Investment Companies	6.6
Preferred Stocks	0.1	Preferred Stocks	0.1
Total Investments	99.1%	Total Investments	99.3%
Other Assets in Excess of Liabilities	0.9	Other Assets in Excess of Liabilities	0.7
Net Assets	100.0%	Net Assets	100.0%

NestEgg 2020 Fund		NestEgg 2040 Fund
	% of Net		% of Net
Portfolio Diversification	Assets	Portfolio Diversification	Assets
Common Stocks	39.0%	Common Stocks	67.4%
U.S. Treasury Obligations	42.4	U.S. Treasury Obligations	17.5
Money Markets	12.5	Money Markets	6.3
Investment Companies	5.0	Investment Companies	8.0
Preferred Stocks	0.1	Preferred Stocks	0.2
Total Investments	99.0%	Total Investments	99.4%
Other Assets in Excess of Liabilities	1.0	Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%	Net Assets	100.0%

36

NestEgg Funds
Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested on May 1, 2009 at the beginningof the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Expenses Paid During Period* 05/01/09-10/31/09	Expense Ratio During Period** 05/01/09-10/31/09
NestEgg 2010	Institutional Class Shares	$1,000.00	$1,079.00	$3.48	0.67%
	Class A Shares	$1,000.00	$1,076.80	$6.33	1.21%
	Class C Shares	$1,000.00	$1,074.00	$8.88	1.70%
NestEgg 2020	Institutional Class Shares	$1,000.00	$1,114.50	$3.57	0.67%
	Class A Shares	$1,000.00	$1,110.80	$6.22	1.17%
	Class C Shares	$1,000.00	$1,108.00	$8.89	1.67%
NestEgg 2030	Institutional Class Shares	$1,000.00	$1,162.60	$3.47	0.64%
	Class A Shares	$1,000.00	$1,159.60	$6.06	1.11%
	Class C Shares	$1,000.00	$1,156.60	$8.84	1.63%
NestEgg 2040	Institutional Class Shares	$1,000.00	$1,197.90	$4.09	0.74%
	Class A Shares	$1,000.00	$1,196.00	$6.81	1.23%
	Class C Shares	$1,000.00	$1,193.00	$9.43	1.71%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

37

NestEgg Funds
Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%  per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paidfor the period.  You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Expenses Paid During Period* 05/01/09-10/31/09	Expense Ratio During Period** 05/01/09-10/31/09

NestEgg 2010	Institutional Class Shares	$1,000.00	$1,021.85	$3.39	0.67%
	Class A Shares	$1,000.00	$1,019.11	$6.15	1.21%
	Class C Shares	$1,000.00	$1,016.64	$8.64	1.70%
NestEgg 2020	Institutional Class Shares	$1,000.00	$1,021.83	$3.41	0.67%
	Class A Shares	$1,000.00	$1,019.31	$5.95	1.17%
	Class C Shares	$1,000.00	$1,016.77	$8.51	1.67%
NestEgg 2030	Institutional Class Shares	$1,000.00	$1,022.00	$3.24	0.64%
	Class A Shares	$1,000.00	$1,019.59	$5.67	1.11%
	Class C Shares	$1,000.00	$1,017.01	$8.26	1.63%
NestEgg 2040	Institutional Class Shares	$1,000.00	$1,021.49	$3.76	0.74%
	Class A Shares	$1,000.00	$1,019.01	$6.26	1.23%
	Class C Shares	$1,000.00	$1,016.61	$8.67	1.71%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

38

NestEgg Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 26, 2009 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund (“the Funds”). The Investment Advisory Agreement and Expense Limitation Agreement reviewed and approved at the Meeting are herein referred to as the “Agreements”.  In determining whether to approve the Agreements, the Board considered information about the Adviser, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers.  The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations.  AIFS is responsible for the day-to-day portfolio management of the Funds, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets.

The Trustees also considered the Adviser’s personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser's supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

39

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

40

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 335 Madison Avenue, Mezzanine, New York, NY 10017 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

INDEPENDENT TRUSTEES				Number of Funds	Other
		Term of Office		in Complex	Directorships
	Position(s) Held	and Length	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age	with Company	Time Served(1)(2)	During Past Five Years	Trustee	Trustee
Terry L. Carter	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present).	11	None
Age: 60			Formerly President of QuikTrip Corporation (1980-2008).

Joseph Hankin	Trustee	Indefinite	President, Westchester Community College since 1971.	11	None
Age: 68

Jeffrey Haas	Trustee	Indefinite	Professor of Law, New York Law School 1996-Present.	11	None
Age: 47

Thomas F. Kice	Trustee	Indefinite	President of Kice Industries, Inc.	11	None
Age: 59

George Mileusnic	Trustee	Indefinite	Retired. Formerly, Chief Financial Officer of Caribou Coffee,	11	None
Age: 54			Inc. (2001-2008).

Peter Ochs	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	11	None
Age: 58

Richard Wedemeyer	Chairman of the	Indefinite	Retired.	11	None
Age: 72	Board and
	Trustee

INTERESTED TRUSTEE
Ronald L. Baldwin	Trustee	Indefinite	Retired. From 1980 to 2005, Director INTRUST Financial	11	None
Age: 52			Services, Inc. Director of INTRUST Brokerage, Inc., and
			Chief Operating Officer and President of INTRUST Bank,
			N.A.

John J. Pileggi	Trustee	Indefinite	Managing Partner of American Independence Financial	11	None
Age: 50			Services, LLC since 2004. Formerly President and Chief
			Executive Officer, Mercantile Capital Advisors Inc. (2002-
			2004).

OFFICERS
Eric Rubin	President	7/2005-Present	President, American Independence Financial Services, LLC	N/A	N/A
Age: 43			(2005-Present). Formerly Senior Vice President Mercantile
			Capital Advisers (2003-2004).

John J. Pileggi	Treasurer	10/2008-Present	Managing Partner of American Independence Financial	N/A	N/A
Age: 50			Services, LLC since 2004. Formerly President and Chief
			Executive Officer, Mercantile Capital Advisors Inc. (2002-
			2004).

Edward J. Cook	Chief Compliance	6/2009-Present	Director of Alaric Compliance Services, LLC 2007 to Present;	N/A	N/A
800 Third Avenue, 11th Flr	Officer		Counsel to the Assistant Secretary, U.S. Immigration and
New York, NY 10022			Customs Enforcement - 2004 to 2007.
Age: 45

Theresa Donovan	Secretary	7/2005-Present	Senior Director Compliance and Administration American	N/A	N/A
Age: 59			Independence Financial Services, LLC (05/05-Present).
			Formerly Senior Corporate Paralegal, Paul, Weiss, Rifkind,
			Wharton & Garrison, LLP (04/98-05/05).

(1) Each Trustee has served from the inception of the Funds.
(2) Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996.  Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

41

NestEgg Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied
by a current prospectus.

NE AR 103109

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed herewith as an Exhibit.

(b) During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2009 and 2008.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its  independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2009 and 2008 were $155,820 and $170,000, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2009 and 2008.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2009 and 2008 were $64,900 and $80,400, respectively.  The Registrant paid an additional $9,800 in relation to two series of the Registrant which were liquidated during the 2009 fiscal year.

(d)	ALL OTHER FEES: There were no such other fees billed to the Registrant by Grant Thornton LLP for 2009 and 2008

(e)	(1)
AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit Committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided  to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors.  The Audit Committee may delegate to one or more members the authority to grant such pre-approvals.  The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above.  There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the following American Independence Funds: Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund and U.S. Inflation-Indexed Fund.  The full Schedules of Investments for the NestEgg Target Date Funds are provided below.

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 25.1%
Consumer Discretionary — 1.9%
AutoZone, Inc. (a)	100	13,531
Christian Dior SA	164	16,406
Darden Restaurants, Inc.	300	9,093
Family Dollar Stores, Inc.	300	8,490
Fuji Media Holdings, Inc.	9	13,388
GameStop Corp., Class A (a)	400	9,716
Gap, Inc. (The)	500	10,670
Genuine Parts Co.	300	10,497
Grupo Televisa SA- ADR	300	5,808
H&R Block, Inc.	600	11,004
Hasbro, Inc.	300	8,181
International Game Technology	500	8,920
Interpublic Group of Cos., Inc. (a)	1,300	7,826
Marks & Spencer Group PLC	2,557	14,379
Mattel, Inc.	600	11,358
McGraw-Hill Cos., Inc. (The)	500	14,389
Newell Rubbermaid, Inc.	600	8,706
Nissan Motor Co. Ltd. (a)	2,600	19,410
Nokian Renkaat OYJ	444	9,500
Nordstrom, Inc.	300	9,534
OMNICOM Group, Inc.	300	10,284
O'Reilly Automotive, Inc. (a)	300	11,184
Scripps Networks Interactive, Inc., Class A	200	7,552
Sherwin-Williams Co. (The)	200	11,408
Sony Corp.	700	21,658
Thomson Reuters Corp.	13	414
TJX Companies, Inc. (The)	300	11,205
VF Corp.	100	7,104
Viacom, Inc., Class B (a)	400	11,036
Vivendi SA	417	11,607
Whirlpool Corp.	100	7,159
		331,417
Consumer Staples — 2.8%
Asahi Breweries, Ltd. (a)	900	16,147
Associated British Foods PLC (a)	1,232	16,739
British American Tobacco PLC (a)	894	28,521
Carlsberg A/S, Class B	198	13,977
Casino, Guichard-Perrachon	210	16,743
Coca-Cola Co. (The)	300	15,993
Constellation Brands, Inc., Class A (a)	600	9,492
Delhaize Group SA	209	14,209
Dr Pepper Snapple Group, Inc. (a)	16	436
Fomento Economico Mexicano SAB de CV- ADR	100	4,331
Golden Agri-Resources Ltd. (a)	31,864	9,776
Heineken Holding NV	334	13,027
Hershey Co. (The)	200	7,558
Hormel Foods Corp.	200	7,292
J Sainsbury PLC	3,300	17,875
Kerry Group PLC, Class A	357	10,486
Lawson, Inc.	314	14,128
Lighthouse Caledonia ASA (a)	2	—	*
McCormick & Company, Inc.	300	10,503
Molson Coors Brewing Co., Class B	200	9,794
Nestle SA	1,048	48,849
PepsiCo, Inc.	200	12,110
Philip Morris International, Inc.	200	9,472
Procter & Gamble Co. (The)	500	29,000
Reynolds American, Inc.	200	9,696
SABMiller PLC (a)	836	22,004
Safeway, Inc.	500	11,165
Sara Lee Corp.	900	10,161
Seven & i Holdings Co. Ltd.	668	14,879
SUPERVALU, Inc.	700	11,109
Sysco Corp.	500	13,225

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Consumer Staples — 2.8%- continued
Tyson Foods, Inc., Class A	800	10,016
Unilever PLC	738	22,162
Wal-Mart Stores, Inc.	300	14,904
Wesfarmers Ltd.	104	2,647
		478,426
Energy — 3.1%
Baker Hughes, Inc.	300	12,621
BJ Services Co.	500	9,600
BP PLC	5,554	52,189
Cabot Oil & Gas Corp.	300	11,541
Cameco Corp.	123	3,429
Canadian Natural Resources Ltd.	138	8,958
Chevron Corp.	300	22,962
China Petroleum & Chemical Corp.- ADR	100	8,436
CNOOC Ltd.- ADR	100	14,894
Consol Energy, Inc.	200	8,562
Diamond Offshore Drilling, Inc.	100	9,525
EnCana Corp.	154	8,542
ENI SpA	1,036	25,780
ENSCO International, Inc.	200	9,158
Exxon Mobil Corp.	900	64,504
FMC Technologies, Inc. (a)	200	10,520
Murphy Oil Corp.	200	12,228
Nippon Oil Corp.	2,220	11,172
Peabody Energy Corp.	300	11,877
PetroChina Co. Ltd.- ADR	100	12,004
Petroleo Brasileiro SA- ADR	600	27,732
Petroleo Brasileiro SA, Class A- ADR	800	32,096
Repsol YPF SA	761	20,342
Royal Dutch Shell PLC, Class B	1,211	34,995
Santos Ltd.	1,299	17,661
Sasol Ltd.- ADR	300	11,217
Smith International, Inc.	400	11,092
Spectra Energy Corp.	600	11,472
StatoilHydro ASA	900	21,362
Sunoco, Inc.	300	9,240
Tenaris SA- ADR	100	3,562
		529,273
Financials — 4.9%
Allianz SE	223	25,594
Aon Corp.	300	11,553
Assurant, Inc.	300	8,979
AXA SA	603	15,098
Banco Bilbao Vizcaya Argentaria SA	1,830	32,908
Banco Bradesco SA- ADR	800	15,760
Banco Popular Espanol SA	1,729	15,470
Banco Santander SA	10	160
Banco Santander SA- ADR	114	1,831
Bank of America Corp.	1,300	18,954
Bank of Nova Scotia	169	7,070
Barclays PLC (a)	1,315	6,952
China Life Insurance Co. Ltd.- ADR	300	20,583
Chubb Corp.	200	9,704
Cincinnati Financial Corp.	400	10,144
Citigroup, Inc.	33	135
DBS Group Holdings Ltd.	2,000	18,636
Discover Financial Services	700	9,898
Erste Group Bank AG	78	3,157
First Horizon National Corp. (a)	1	11
Fortis (a)	2,006	8,714
Goldman Sachs Group, Inc. (The)	100	17,018
HDFC Bank Ltd.- ADR	100	11,061
Health Care, Inc. - REIT REIT	200	8,874
Henderson Land Development Co. (a)	3,000	21,598
Host Hotels & Resorts, Inc. REIT	900	9,099
Hudson City Bancorp, Inc.	800	10,512

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Financials — 4.9%- continued
ICAP PLC	2,153	14,380
ICICI Bank Ltd.- ADR	200	6,290
Industrial & Commercial Bank of China Asia Ltd.	6,000	14,152
ING Groep NV, CVA (a)	553	7,272
IntercontinentalExchange, Inc. (a)	100	10,019
Invesco Ltd.	29	613
Itau Unibanco Holding SA- ADR	1,072	20,518
JPMorgan Chase & Co.	600	25,062
KB Financial Group, Inc.- ADR (a)	200	9,488
Lloyds Banking Group PLC (a)	7,015	10,024
M & T Bank Corp.	200	12,570
Man Group PLC	1,718	8,744
Manulife Financial Corp.	209	3,922
Mapfre SA	3,647	15,671
Mitsubishi UFJ Financial Group, Inc.	4,200	23,096
Moody's Corp.	500	11,840
Muenchener Rueckversicherungs-Gesellschaft AG	138	21,942
NASDAQ OMX Group, Inc. (The) (a)	400	7,224
National Bank of Greece SA (a)	492	18,310
New World Development Ltd.	7,338	16,115
Nomura Holdings, Inc.	2,300	16,736
Northern Rock plc (a)	30	44
Plum Creek Timber Co., Inc. REIT	300	9,387
Progressive Corp. (The) (a)	700	11,200
Ratos AB, Class B	653	15,376
Royal and Sun Alliance Insurance Group PLC	6,511	12,957
Royal Bank of Canada	190	9,626
Shinhan Financial Group Co. Ltd.- ADR (a)	100	7,565
Shinsei Bank Ltd. (a)	8,223	11,054
Swedbank AB (a)	1,518	13,473
Torchmark Corp.	200	8,120
Toronto-Dominion Bank (The)	257	14,654
Travelers Cos., Inc. (The)	300	14,937
UBS AG (a)	888	14,975
UniCredit SpA (a)	8,346	28,125
United Overseas Bank Ltd.	2,000	24,372
Unum Group	500	9,975
Ventas, Inc. REIT	300	12,039
Wells Fargo & Co.	700	19,264
Wharf Holdings, Ltd. (The) (a)	3,000	16,548
		847,152
Health Care — 2.6%
Abbott Laboratories	200	10,114
Aetna, Inc.	400	10,412
AmerisourceBergen Corp.	400	8,860
AstraZeneca PLC	601	27,058
Cardinal Health, Inc.	400	11,336
CareFusion Corp. (a)	400	8,948
Cephalon, Inc. (a)	200	10,916
CIGNA Corp.	400	11,136
Coventry Health Care, Inc. (a)	500	9,915
CSL Ltd./Australia	677	19,201
DENTSPLY International, Inc.	300	9,888
Forest Laboratories, Inc. (a)	400	11,068
Fresenius Medical Care AG & Co. KGaA	346	16,721
GlaxoSmithKline PLC	1,810	37,148
H Lundbeck A/S	563	10,937
Humana, Inc. (a)	300	11,274
Johnson & Johnson	400	23,620
Laboratory Corp of America Holdings (a)	200	13,778
Novartis AG	853	44,692
Pfizer, Inc.	900	15,327
Quest Diagnostics, Inc.	200	11,186
Sanofi-Aventis SA	411	30,086
Takeda Pharmaceutical Co. Ltd.	500	20,274
Teva Pharmaceutical Industries Ltd.- ADR	462	23,322

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Health Care — 2.6%- continued
Thermo Fisher Scientific, Inc. (a)	300	13,500
UnitedHealth Group, Inc.	600	15,570
Waters Corp. (a)	200	11,486
		447,773
Industrials — 2.2%
A P Moller - Maersk A/S, Class B	1	6,881
ABB Ltd. (a)	348	6,523
Brambles Ltd.	2,518	16,142
Dai Nippon Printing Co. Ltd.	1,105	14,154
Dun & Bradstreet Corp.	100	7,656
Equifax, Inc.	300	8,214
Flowserve Corp.	100	9,821
Fluor Corp.	200	8,884
General Dynamics Corp.	200	12,540
General Electric Co.	1,700	24,242
Goodrich Corp.	200	10,870
ITT Corp.	200	10,140
Jacobs Engineering Group, Inc. (a)	200	8,458
Koninklijke Boskalis Westminster NV	306	10,780
Koninklijke Philips Electronics NV	843	21,256
L-3 Communications Holdings, Inc.	100	7,229
Lockheed Martin Corp.	200	13,758
Marubeni Corp.	2,000	10,221
Nippon Express Co. Ltd.	3,143	13,129
Pall Corp.	300	9,522
Qantas Airways Ltd.	1,687	4,253
Raytheon Co.	300	13,584
Rockwell Automation, Inc.	200	8,190
Rockwell Collins, Inc.	200	10,076
RR Donnelley & Sons Co.	500	10,040
Schneider Electric SA	204	21,317
Skanska AB, Class B (a)	1,112	16,620
Stericycle, Inc. (a)	200	10,474
Sumitomo Corp. (a)	1,400	13,997
Toppan Printing Co. Ltd.	2,101	19,256
WW Grainger, Inc.	100	9,373
Yamato Holdings Co., Ltd. (a)	1,000	15,097
		382,697
Information Technology — 3.0%
Affiliated Computer Services, Inc., Class A (a)	200	10,418
Amphenol Corp., Class A	300	12,036
Apple, Inc. (a)	100	18,850
AU Optronics Corp.- ADR	418	3,691
Canon, Inc.	600	23,529
Cisco Systems, Inc. (a)	900	20,565
Computer Sciences Corp. (a)	200	10,142
Computershare Ltd.	731	7,200
Dell, Inc. (a)	900	13,041
Fidelity National Information	400	8,704
Fiserv, Inc. (a)	200	9,174
FLIR Systems, Inc. (a)	300	8,343
Fujitsu Ltd.	1,000	6,088
Harris Corp.	300	12,516
Hewlett-Packard Co.	500	23,730
Hitachi, Ltd. (a)	5,000	16,553
Infosys Technologies Ltd.- ADR	300	13,800
Intel Corp.	800	15,288
International Business Machines Corp.	300	36,183
Intuit, Inc. (a)	400	11,628
Kyocera Corp. (a)	200	17,219
LG Display Co. Ltd.- ADR	200	2,380
Linear Technology Corp.	400	10,352
Microsoft Corp.	1,300	36,049
Murata Manufacturing Co., Ltd. (a)	400	19,997
National Semiconductor Corp.	700	9,058
Oracle Corp.	1,200	25,320

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Information Technology — 3.0%- continued
Paychex, Inc.	400	11,364
Research In Motion Ltd. (a)	133	7,847
SAP AG	466	21,111
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	2,317	22,104
TDK Corp. (a)	300	17,797
Western Digital Corp. (a)	300	10,104
Western Union Co. (The)	600	10,902
Xerox Corp.	1,300	9,776
Xilinx, Inc.	400	8,700
		521,559
Materials — 2.3%
Agrium, Inc.	112	5,212
Airgas, Inc.	200	8,872
Allegheny Technologies, Inc.	300	9,258
AngloGold Ashanti Ltd.- ADR	200	7,508
Ball Corp.	200	9,866
Barrick Gold Corp.	160	5,763
BASF SE	459	24,789
Bayer AG	394	27,279
Cemex SAB de CV- ADR (a)	424	4,401
CF Industries Holdings, Inc.	200	16,650
Cia Siderurgica Nacional SA- ADR	200	6,632
Eastman Chemical Co.	200	10,502
Fletcher Building Ltd.	716	4,274
FMC CORP.	200	10,220
Gold Fields Ltd.- ADR	400	5,100
Goldcorp, Inc.	150	5,516
Koninklijke DSM NV	393	17,257
MeadWestvaco Corp.	400	9,132
Mechel- ADR	100	1,716
Orica Ltd.	904	19,535
OZ Minerals Ltd. (a)	12,230	13,214
POSCO- ADR	200	20,424
Potash Corp of Saskatchewan, Inc.	121	11,288
Sherritt International Corp.	1,032	6,621
Sigma-Aldrich Corp.	200	10,386
Solvay SA (a)	164	16,133
Sumitomo Metal Industries, Ltd. (a)	7,000	18,430
Svenska Cellulosa AB, Class B	189	2,637
Teck Resources Ltd., Class B (a)	531	15,419
ThyssenKrupp AG	340	10,932
Vale SA- ADR	1,800	43,254
Xstrata PLC (a)	1,454	21,068
		399,288
Telecommunication Services — 1.2%
America Movil SAB de CV, Series L- ADR	400	17,652
AT&T, Inc.	900	23,103
CenturyTel, Inc.	300	9,738
China Mobile Ltd.- ADR	400	18,691
China Telecom Corp. Ltd.- ADR	100	4,398
China Unicom Hong Kong Ltd.- ADR	200	2,530
Chunghwa Telecom Co. Ltd.- ADR	258	4,484
KDDI Corp.	3	16,131
MetroPCS Communications, Inc. (a)	1,100	6,853
Mobile Telesystems OJSC- ADR	100	4,530
Nippon Telegraph & Telephone Corp.	400	16,664
NTT DoCoMo, Inc.	12	17,584
Philippine Long Distance Telephone Co.- ADR	100	5,330
SK Telecom Co. Ltd.- ADR	200	3,342
Tele Norte Leste Participacoes SA- ADR	100	1,906
Telecom Italia SpA	10,414	16,597
Telefonos de Mexico SAB de CV- ADR	200	3,322
Telekomunikasi Indonesia Tbk PT- ADR	100	3,391
Verizon Communications, Inc.	300	8,877
Vimpel-Communications- ADR (a)	200	3,586

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)
Telecommunication Services — 1.2%- continued
Windstream Corp.	1,000	9,640
		198,349
Utilities — 1.1%
Brookfield Infrastructure Partners LP	1	15
Cia Energetica de Minas Gerais- ADR	150	2,369
DTE Energy Co.	300	11,094
EDP - Energias de Portugal SA	1,989	8,801
Empresa Nacional de Electricidad SA/Chile- ADR	100	4,589
Enel SpA	3,189	19,028
Enersis SA- ADR	100	1,768
Exelon Corp.	300	14,088
FirstEnergy Corp.	200	8,656
Fortum Oyj (a)	665	15,785
Hongkong Electric Holdings Ltd.	1,197	6,425
Korea Electric Power Corp.- ADR (a)	300	4,164
Kyushu Electric Power Co., Inc.	568	11,648
Northeast Utilities	400	9,220
Pepco Holdings, Inc.	700	10,451
Public Service Enterprise Group, Inc.	400	11,920
RWE AG	245	21,452
Sempra Energy	200	10,290
Shikoku Electric Power Co.	436	12,327
Total Common Stocks (Cost $3,940,171)		4,320,024

Preferred Stocks — 0.1%

Consumer Staples — 0.1%
Cia de Bebidas das Americas- ADR	100	9,008

Materials — 0.0%(b)
Gerdau SA- ADR	400	6,040

Total Preferred Stocks (Cost $6,770)		15,048

Investment Companies — 3.8%
iShares Russell 2000 Index Fund	4,400	$247,940
iShares S&P MidCap 400 Index Fund	3,600	236,952
iShares S&P SmallCap 600 Index Fund	3,500	172,970
Total Investment Companies (Cost $552,670)		657,862

U.S. Treasury Obligations — 58.1%
U.S. Treasury Bond, 8.00%, 11/15/21	422,000	594,558
U.S. Treasury Note, 1.38%, 2/15/12	1,687,000	1,698,070
U.S. Treasury Note, 4.25%, 8/15/13	1,523,000	1,659,714
U.S. Treasury Note, 4.38%, 8/15/12	797,000	864,745
U.S. Treasury Note, 4.63%, 11/15/16	1,055,000	1,166,765
U.S. Treasury Note, 4.75%, 8/15/17	750,000	833,731
U.S. Treasury Note, 4.75%, 5/15/14	1,101,000	1,226,841
U.S. Treasury Note, 4.88%, 4/30/11	1,828,000	1,944,249
Total U.S. Treasury Obligations (Cost $10,058,631)		9,988,673

Security Description	Shares	Value ($)
Short-Term Investments — 12.0%

Dreyfus Cash Management	102,351	102,351
Dreyfus Cash Management Plus	102,348	102,348
Federated Government Obligations Fund	1,855,291	1,855,291

Total Short-Term Investments (Cost $2,059,990)		2,059,990

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2010 Fund	October 31, 2009

Security Description	Shares	Value ($)

Total Investments
(Cost $16,618,232(c))—99.1%		$17,041,597

Assets in excess of liabilities — 0.9%		155,383

NET ASSETS — 100.0%		$17,196,980

(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
 *      Rounds to less than 1.00 share or $1.00.

Summary of Abbreviations
ADR	-	American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$4,320,024	$–	$–	$4,320,024
Investment Companies	657,862	–	–	657,862
Preferred Stocks	15,048	–	–	15,048
Short-Term Investments	2,059,990	–	–	2,059,990
U.S. Treasury Obligations	–	9,988,673	–	9,988,673
Total Investments	$7,052,924	$9,988,673	$–	$17,041,597

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 39.0%

Consumer Discretionary — 3.2%
AutoZone, Inc. (a)	200	27,062
Christian Dior SA	387	38,714
Darden Restaurants, Inc.	1,000	30,310
Family Dollar Stores, Inc.	1,200	33,960
Fuji Media Holdings, Inc.	20	29,751
GameStop Corp., Class A (a)	1,400	34,006
Gap, Inc. (The)	1,800	38,412
Genuine Parts Co.	1,000	34,990
Grupo Televisa SA- ADR	700	13,552
H&R Block, Inc.	2,000	36,680
Hasbro, Inc.	1,200	32,724
International Game Technology	1,700	30,328
Interpublic Group of Cos., Inc. (a)	4,800	28,896
Marks & Spencer Group PLC	7,150	40,208
Mattel, Inc.	2,000	37,860
McGraw-Hill Cos., Inc. (The)	1,500	43,170
Newell Rubbermaid, Inc.	2,200	31,922
Nissan Motor Co. Ltd. (a)	6,100	45,539
Nokian Renkaat OYJ	1,049	22,445
Nordstrom, Inc.	1,200	38,136
OMNICOM Group, Inc.	1,100	37,708
O'Reilly Automotive, Inc. (a)	1,000	37,280
Scripps Networks Interactive, Inc., Class A	900	33,984
Sherwin-Williams Co. (The)	600	34,224
Sony Corp.	1,700	52,597
Thomson Reuters Corp.	33	1,050
TJX Companies, Inc. (The)	1,100	41,085
VF Corp.	500	35,520
Viacom, Inc., Class B (a)	1,600	44,143
Vivendi SA	982	27,334
Whirlpool Corp.	500	35,795
		1,049,385
Consumer Staples — 4.2%
Asahi Breweries, Ltd.	2,200	39,471
Associated British Foods PLC	2,903	39,442
British American Tobacco PLC	2,108	67,250
Carlsberg A/S, Class B	465	32,824
Casino, Guichard-Perrachon	495	39,466
Coca-Cola Co. (The)	1,200	63,973
Constellation Brands, Inc., Class A (a)	2,100	33,222
Delhaize Group SA	455	30,934
Dr Pepper Snapple Group, Inc. (a)	44	1,199
Fomento Economico Mexicano SAB de CV- ADR	300	12,993
Golden Agri-Resources Ltd. (a)	76,058	23,334
Heineken Holding NV	788	30,735
Hershey Co. (The)	900	34,011
Hormel Foods Corp.	900	32,814
J Sainsbury PLC	7,777	42,125
Kerry Group PLC, Class A	844	24,790
Lawson, Inc.	836	37,614
Lighthouse Caledonia ASA (a)	8	—	*
McCormick & Company, Inc.	1,000	35,010
Molson Coors Brewing Co., Class B	700	34,279
Nestle SA	2,476	115,414
PepsiCo, Inc.	700	42,385
Philip Morris International, Inc.	900	42,624
Procter & Gamble Co. (The)	1,700	98,600
Reynolds American, Inc.	900	43,632
SABMiller PLC	1,971	51,876
Safeway, Inc.	1,800	40,194
Sara Lee Corp.	3,300	37,257
Seven & i Holdings Co. Ltd.	1,627	36,240
SUPERVALU, Inc.	2,300	36,501
Sysco Corp.	1,700	44,965

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Consumer Staples — 4.2%- continued
Tyson Foods, Inc., Class A	2,700	33,804
Unilever PLC	1,814	54,475
Wal-Mart Stores, Inc.	1,000	49,679
Wesfarmers Ltd.	262	6,669
		1,389,801
Energy — 4.7%
Baker Hughes, Inc.	1,000	42,070
BJ Services Co.	1,800	34,560
BP PLC	13,087	122,973
Cabot Oil & Gas Corp.	1,000	38,470
Cameco Corp.	359	10,010
Canadian Natural Resources Ltd.	195	12,659
Chevron Corp.	1,100	84,194
China Petroleum & Chemical Corp.- ADR	300	25,308
CNOOC Ltd.- ADR	200	29,788
Consol Energy, Inc.	900	38,529
Diamond Offshore Drilling, Inc.	400	38,100
EnCana Corp.	235	13,035
ENI SpA	2,675	66,565
ENSCO International, Inc.	900	41,211
Exxon Mobil Corp.	3,100	222,177
FMC Technologies, Inc. (a)	700	36,820
Murphy Oil Corp.	700	42,798
Nippon Oil Corp.	6,554	32,983
Peabody Energy Corp.	1,100	43,549
PetroChina Co. Ltd.- ADR	300	36,012
Petroleo Brasileiro SA- ADR	1,600	73,952
Petroleo Brasileiro SA, Class A- ADR	2,200	88,264
Repsol YPF SA	1,798	48,062
Royal Dutch Shell PLC, Class B	2,855	82,502
Santos Ltd.	3,062	41,630
Sasol Ltd.- ADR	700	26,173
Smith International, Inc.	1,400	38,822
Spectra Energy Corp.	2,100	40,152
StatoilHydro ASA	2,200	52,217
Sunoco, Inc.	1,200	36,960
Tenaris SA- ADR	300	10,686
		1,551,231
Financials — 7.2%
Allianz SE	527	60,482
Aon Corp.	1,000	38,510
Assurant, Inc.	1,100	32,923
AXA SA	1,426	35,705
Banco Bilbao Vizcaya Argentaria SA	4,038	72,614
Banco Bradesco SA- ADR	2,200	43,340
Banco Popular Espanol SA	4,089	36,585
Banco Santander SA	25	400
Banco Santander SA- ADR	239	3,838
Bank of America Corp.	4,700	68,526
Bank of Nova Scotia	375	15,687
Barclays PLC (a)	3,108	16,432
China Life Insurance Co. Ltd.- ADR	700	48,027
Chubb Corp.	900	43,668
Cincinnati Financial Corp.	1,400	35,504
Citigroup, Inc.	85	348
DBS Group Holdings Ltd.	5,000	46,590
Discover Financial Services	2,300	32,522
Erste Group Bank AG	682	27,599
First Horizon National Corp. (a)	1	9
Fortis (a)	4,742	20,599
Goldman Sachs Group, Inc. (The)	200	34,034
HDFC Bank Ltd.- ADR	100	11,061
Health Care, Inc. - REIT REIT	900	39,933
Henderson Land Development Co.	6,000	43,198
Host Hotels & Resorts, Inc. REIT	3,300	33,363
Hudson City Bancorp, Inc.	2,700	35,478

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Financials — 7.2%- continued
ICAP PLC	5,089	33,991
ICICI Bank Ltd.- ADR	600	18,870
Industrial & Commercial Bank of China Asia Ltd.	14,000	33,021
ING Groep NV, CVA (a)	1,308	17,200
IntercontinentalExchange, Inc. (a)	400	40,076
Invesco Ltd.	74	1,565
Itau Unibanco Holding SA- ADR	2,915	55,793
JPMorgan Chase & Co.	2,200	91,894
KB Financial Group, Inc.- ADR (a)	500	23,720
Lloyds Banking Group PLC (a)	16,578	23,689
M & T Bank Corp.	600	37,710
Man Group PLC	4,048	20,604
Manulife Financial Corp.	574	10,772
Mapfre SA	8,594	36,928
Mitsubishi UFJ Financial Group, Inc.	9,900	54,441
Moody's Corp.	1,700	40,256
Muenchener Rueckversicherungs-Gesellschaft AG	326	51,835
NASDAQ OMX Group, Inc. (The) (a)	1,600	28,896
National Bank of Greece SA (a)	1,159	43,133
New World Development Ltd.	16,851	37,006
Nomura Holdings, Inc.	5,300	38,565
Northern Rock plc (a)	75	111
Plum Creek Timber Co., Inc. REIT	1,100	34,419
Progressive Corp. (The) (a)	2,300	36,800
Ratos AB, Class B	1,544	36,356
Royal and Sun Alliance Insurance Group PLC	16,015	31,870
Royal Bank of Canada	427	21,632
Sampo Oyj - Class A, Class A	889	21,350
Shinhan Financial Group Co. Ltd.- ADR (a)	300	22,695
Shinsei Bank Ltd. (a)	21,560	28,981
Swedbank AB (a)	3,577	31,748
Torchmark Corp.	900	36,540
Toronto-Dominion Bank (The)	551	31,419
Travelers Cos., Inc. (The)	1,000	49,790
UBS AG (a)	2,098	35,379
UniCredit SpA (a)	19,725	66,471
United Overseas Bank Ltd.	4,000	48,744
Unum Group	1,700	33,915
Ventas, Inc. REIT	1,000	40,130
Wells Fargo & Co.	2,500	68,800
Wharf Holdings, Ltd. (The)	8,000	44,127
		2,338,217
Health Care — 4.1%
Abbott Laboratories	600	30,342
Aetna, Inc.	1,500	39,045
AmerisourceBergen Corp.	1,600	35,440
AstraZeneca PLC	1,421	63,975
Cardinal Health, Inc.	1,500	42,510
CareFusion Corp. (a)	1,600	35,792
Cephalon, Inc. (a)	600	32,748
CIGNA Corp.	1,400	38,976
Coventry Health Care, Inc. (a)	1,700	33,711
CSL Ltd./Australia	1,601	45,407
Dainippon Sumitomo Pharma Co.	1,300	13,720
DENTSPLY International, Inc.	1,000	32,960
Forest Laboratories, Inc. (a)	1,400	38,738
Fresenius Medical Care AG & Co. KGaA	817	39,482
GlaxoSmithKline PLC	4,265	87,534
H Lundbeck A/S	1,385	26,906
Humana, Inc. (a)	1,000	37,580
Johnson & Johnson	1,600	94,480
Laboratory Corp of America Holdings (a)	600	41,334
Novartis AG	2,015	105,572
Pfizer, Inc.	3,300	56,199
Quest Diagnostics, Inc.	700	39,151
Sanofi-Aventis SA	971	71,080

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Health Care — 4.1%- continued
Takeda Pharmaceutical Co. Ltd.	1,100	44,604
Teva Pharmaceutical Industries Ltd.- ADR	1,316	66,432
Thermo Fisher Scientific, Inc. (a)	1,000	45,000
UnitedHealth Group, Inc.	2,100	54,495
Waters Corp. (a)	600	34,458
		1,327,671
Industrials — 3.6%
A P Moller - Maersk A/S, Class B	1	6,881
ABB Ltd. (a)	823	15,427
Brambles Ltd.	6,193	39,701
Dai Nippon Printing Co. Ltd.	3,264	41,809
Dun & Bradstreet Corp.	500	38,280
Equifax, Inc.	1,200	32,856
European Aeronautic Defence and Space Co. N.V.	490	9,219
Flowserve Corp.	400	39,284
Fluor Corp.	700	31,094
General Dynamics Corp.	700	43,890
General Electric Co.	6,000	85,561
Goodrich Corp.	700	38,045
ITT Corp.	700	35,490
Jacobs Engineering Group, Inc. (a)	700	29,603
Keppel Corp. Ltd.	4,000	23,373
Koninklijke Boskalis Westminster NV	723	25,471
Koninklijke Philips Electronics NV	1,985	50,052
L-3 Communications Holdings, Inc.	500	36,145
Lockheed Martin Corp.	600	41,274
Marubeni Corp.	4,000	20,441
Nippon Express Co. Ltd.	8,360	34,920
Pall Corp.	1,100	34,914
Qantas Airways Ltd.	3,987	10,051
Raytheon Co.	1,000	45,281
Rockwell Automation, Inc.	900	36,855
Rockwell Collins, Inc.	700	35,266
RR Donnelley & Sons Co.	1,700	34,136
Sacyr Vallehermoso SA (a)	1	15
Schneider Electric SA	483	50,471
Skanska AB, Class B	2,620	39,157
Stericycle, Inc. (a)	700	36,659
Sumitomo Corp.	3,200	31,995
Toppan Printing Co. Ltd.	4,253	38,979
WW Grainger, Inc.	400	37,492
Yamato Holdings Co., Ltd.	2,300	34,724
		1,184,811
Information Technology — 5.4%
Affiliated Computer Services, Inc., Class A (a)	600	31,254
Amphenol Corp., Class A	1,000	40,120
Apple, Inc. (a)	500	94,250
AU Optronics Corp.- ADR	1,042	9,201
Canon, Inc.	1,500	58,824
Cisco Systems, Inc. (a)	3,100	70,835
Computer Sciences Corp. (a)	700	35,497
Computershare Ltd.	3,989	39,292
Dell, Inc. (a)	3,300	47,817
Fidelity National Information	1,500	32,640
Fiserv, Inc. (a)	700	32,109
FLIR Systems, Inc. (a)	1,200	33,372
Fujitsu Ltd.	2,000	12,176
Google, Inc., Class A (a)	100	53,612
Harris Corp.	1,000	41,720
Hewlett-Packard Co.	1,700	80,682
Hitachi, Ltd. (a)	12,000	39,727
Infosys Technologies Ltd.- ADR	800	36,800
Intel Corp.	2,700	51,597
International Business Machines Corp.	1,200	144,732
Intuit, Inc. (a)	1,400	40,698
Kyocera Corp.	500	43,048

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Information Technology — 5.4%- continued
LG Display Co. Ltd.- ADR	500	5,950
Linear Technology Corp.	1,400	36,232
Microsoft Corp.	4,700	130,331
Murata Manufacturing Co., Ltd.	800	39,993
National Semiconductor Corp.	2,500	32,350
Oracle Corp.	4,400	92,840
Paychex, Inc.	1,400	39,774
Research In Motion Ltd. (a)	184	10,856
SAP AG	1,145	51,871
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	6,541	62,401
TDK Corp.	600	35,594
Western Digital Corp. (a)	1,000	33,680
Western Union Co. (The)	2,200	39,974
Xerox Corp.	4,800	36,096
Xilinx, Inc.	1,600	34,800
		1,752,745
Materials — 3.2%
Agrium, Inc.	100	6,050
Airgas, Inc.	700	31,052
Allegheny Technologies, Inc.	1,000	30,860
AngloGold Ashanti Ltd.- ADR	400	15,016
Ball Corp.	700	34,531
Barrick Gold Corp.	252	9,076
BASF SE	1,129	60,973
Bayer AG	928	64,252
Cemex SAB de CV- ADR (a)	1,160	12,041
CF Industries Holdings, Inc.	500	41,625
Cia Siderurgica Nacional SA- ADR	600	19,896
Eastman Chemical Co.	600	31,506
Fletcher Building Ltd.	1,692	10,100
FMC CORP.	600	30,660
Gold Fields Ltd.- ADR	1,000	12,750
Goldcorp, Inc.	324	11,915
Koninklijke DSM NV	929	40,794
MeadWestvaco Corp.	1,600	36,528
Mechel- ADR	300	5,148
Orica Ltd.	2,223	48,037
OZ Minerals Ltd. (a)	28,977	31,308
POSCO- ADR	400	40,848
Potash Corp of Saskatchewan, Inc.	152	14,180
Sherritt International Corp.	2,282	14,641
Sigma-Aldrich Corp.	700	36,351
Solvay SA	386	37,972
Sumitomo Metal Industries, Ltd.	16,000	42,126
Svenska Cellulosa AB, Class B	1,850	25,810
Teck Resources Ltd., Class B (a)	1,383	40,159
ThyssenKrupp AG	1,209	38,874
Vale SA- ADR	5,000	120,281
Xstrata PLC (a)	3,427	49,656
		1,045,016
Telecommunication Services — 1.8%
America Movil SAB de CV, Series L- ADR	1,200	52,956
AT&T, Inc.	3,300	84,711
CenturyTel, Inc.	1,100	35,706
China Mobile Ltd.- ADR	1,200	56,076
China Telecom Corp. Ltd.- ADR	200	8,796
China Unicom Hong Kong Ltd.- ADR	600	7,590
Chunghwa Telecom Co. Ltd.- ADR	809	14,060
KDDI Corp.	8	43,015
MetroPCS Communications, Inc. (a)	3,800	23,674
Mobile Telesystems OJSC- ADR	300	13,590
Nippon Telegraph & Telephone Corp.	1,100	45,826
NTT DoCoMo, Inc.	28	41,029
Philippine Long Distance Telephone Co.- ADR	100	5,330
SK Telecom Co. Ltd.- ADR	500	8,355
Tele Norte Leste Participacoes SA- ADR	300	5,718

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)
Telecommunication Services — 1.8%- continued
Telecom Italia SpA	24,612	39,224
Telefonos de Mexico SAB de CV- ADR	400	6,644
Telekomunikasi Indonesia Tbk PT- ADR	300	10,173
Verizon Communications, Inc.	1,200	35,508
Vimpel-Communications- ADR (a)	400	7,172
Windstream Corp.	3,400	32,776
		577,929
Utilities — 1.6%
Brookfield Infrastructure Partners LP	4	58
Cia Energetica de Minas Gerais- ADR	525	8,290
DTE Energy Co.	1,000	36,980
EDP - Energias de Portugal SA	6,261	27,705
Empresa Nacional de Electricidad SA/Chile- ADR	100	4,589
Enel SpA	7,538	44,981
Enersis SA- ADR	300	5,304
Exelon Corp.	1,100	51,655
FirstEnergy Corp.	900	38,952
Fortum Oyj	1,567	37,195
Hongkong Electric Holdings Ltd.	2,996	16,081
Korea Electric Power Corp.- ADR (a)	700	9,716
Kyushu Electric Power Co., Inc.	1,471	30,167
Northeast Utilities	1,500	34,575
Pepco Holdings, Inc.	2,300	34,339
Public Service Enterprise Group, Inc.	1,400	41,720
RWE AG	578	50,608
Sempra Energy	700	36,015
Shikoku Electric Power Co.	991	28,019
		536,949
Total Common Stocks (Cost $11,924,497)		12,753,755

Preferred Stocks — 0.1%

Consumer Staples — 0.1%
Cia de Bebidas das Americas- ADR	200	18,016

Materials — 0.0%(b)
Gerdau SA- ADR	1,000	15,100

Total Preferred Stocks (Cost $14,834)		33,116

Investment Companies — 5.0%
iShares Russell 2000 Index Fund	12,200	$687,470
iShares S&P MidCap 400 Index Fund	10,000	658,200
iShares S&P SmallCap 600 Index Fund	5,900	291,578
Total Investment Companies (Cost $1,364,757)		1,637,248

U.S. Treasury Obligations — 42.4%
U.S. Treasury Bond, 8.00%, 11/15/21	587,000	827,028
U.S. Treasury Note, 1.38%, 2/15/12	2,347,000	2,362,401
U.S. Treasury Note, 4.25%, 8/15/13	2,119,000	2,309,214
U.S. Treasury Note, 4.38%, 8/15/12	1,108,000	1,202,180
U.S. Treasury Note, 4.63%, 11/15/16	1,467,000	1,622,411
U.S. Treasury Note, 4.75%, 8/15/17	1,043,000	1,159,442
U.S. Treasury Note, 4.75%, 5/15/14	1,532,000	1,707,103
U.S. Treasury Note, 4.88%, 4/30/11	2,543,000	2,704,719
Total U.S. Treasury Obligations (Cost $13,812,991)		13,894,498

Security Description	Shares	Value ($)
Short-Term Investments — 12.5%

Dreyfus Cash Management	153,143	153,143
Dreyfus Cash Management Plus	212,339	212,339
Federated Government Obligations Fund	3,712,164	3,712,164

Total Short-Term Investments (Cost $4,077,646)		4,077,646

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	October 31, 2009

Security Description	Shares	Value ($)

Total Investments
(Cost $31,194,725(c))—99.0%		$32,396,263

Assets in excess of liabilities — 1.0%		330,984

NET ASSETS — 100.0%		$32,727,247

(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
 *      Rounds to less than 1.00 share or $1.00.

Summary of Abbreviations
ADR	-	American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$12,753,755	$–	$–	$12,753,755
Investment Companies	1,637,248	–	–	1,637,248
Preferred Stocks	33,116	–	–	33,116
Short-Term Investments	4,077,646	–	–	4,077,646
U.S. Treasury Obligations	–	13,894,498	–	13,894,498
Total Investments	$18,501,765	$13,894,498	$–	$32,396,263

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 55.0%

Consumer Discretionary — 4.6%
AutoZone, Inc. (a)	300	40,593
Christian Dior SA	449	44,917
Darden Restaurants, Inc.	1,000	30,310
Family Dollar Stores, Inc.	1,300	36,790
Fuji Media Holdings, Inc.	22	32,726
GameStop Corp., Class A (a)	1,400	34,006
Gap, Inc. (The)	1,900	40,546
Genuine Parts Co.	1,000	34,990
Grupo Televisa SA- ADR	700	13,552
H&R Block, Inc.	2,100	38,514
Hasbro, Inc.	1,300	35,451
International Game Technology	1,800	32,112
Interpublic Group of Cos., Inc. (a)	5,000	30,100
Marks & Spencer Group PLC	7,559	42,508
Mattel, Inc.	2,100	39,753
McGraw-Hill Cos., Inc. (The)	1,500	43,170
Newell Rubbermaid, Inc.	2,300	33,373
Nissan Motor Co. Ltd. (a)	6,400	47,779
Nokian Renkaat OYJ	1,106	23,665
Nordstrom, Inc.	1,300	41,314
OMNICOM Group, Inc.	1,200	41,136
O'Reilly Automotive, Inc. (a)	1,000	37,280
Scripps Networks Interactive, Inc., Class A	900	33,984
Sherwin-Williams Co. (The)	600	34,224
Sony Corp.	1,700	52,597
Thomson Reuters Corp.	29	923
TJX Companies, Inc. (The)	1,200	44,819
VF Corp.	500	35,520
Viacom, Inc., Class B (a)	1,700	46,902
Vivendi SA	1,038	28,892
Whirlpool Corp.	500	35,795
		1,108,241
Consumer Staples — 6.0%
Asahi Breweries, Ltd.	2,300	41,265
Associated British Foods PLC	3,069	41,698
British American Tobacco PLC	2,228	71,078
Carlsberg A/S, Class B	492	34,730
Casino, Guichard-Perrachon	523	41,698
Coca-Cola Co. (The)	1,300	69,304
Constellation Brands, Inc., Class A (a)	2,200	34,804
Delhaize Group SA	483	32,837
Dr Pepper Snapple Group, Inc. (a)	39	1,063
Fomento Economico Mexicano SAB de CV- ADR	400	17,324
Golden Agri-Resources Ltd. (a)	80,423	24,673
Heineken Holding NV	831	32,412
Hershey Co. (The)	900	34,011
Hormel Foods Corp.	900	32,814
J Sainsbury PLC	8,222	44,536
Kerry Group PLC, Class A	889	26,112
Lawson, Inc.	832	37,434
Lighthouse Caledonia ASA (a)	7	—	*
McCormick & Company, Inc.	1,000	35,010
Molson Coors Brewing Co., Class B	800	39,176
Nestle SA	2,609	121,613
PepsiCo, Inc.	800	48,440
Philip Morris International, Inc.	900	42,624
Procter & Gamble Co. (The)	1,800	104,400
Reynolds American, Inc.	900	43,632
SABMiller PLC	2,083	54,824
Safeway, Inc.	1,900	42,427
Sara Lee Corp.	3,500	39,515
Seven & i Holdings Co. Ltd.	1,666	37,109
SUPERVALU, Inc.	2,400	38,088
Sysco Corp.	1,800	47,610

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares		Value ($)
Consumer Staples — 6.0%- continued
Tyson Foods, Inc., Class A	2,800		35,056
Unilever PLC	2,016		60,541
Wal-Mart Stores, Inc.	1,000		49,680
Wesfarmers Ltd.	230		5,854
			1,463,392
Energy — 6.7%
Baker Hughes, Inc.	1,000		42,070
BJ Services Co.	1,900		36,480
BP PLC	13,837		130,021
Cabot Oil & Gas Corp.	1,000		38,470
Cameco Corp.	351		9,787
Canadian Natural Resources Ltd.	183		11,880
Chevron Corp.	1,200		91,848
China Petroleum & Chemical Corp.- ADR	300		25,308
CNOOC Ltd.- ADR	200		29,788
Consol Energy, Inc.	900		38,529
Diamond Offshore Drilling, Inc.	400		38,100
EnCana Corp.	218		12,092
ENI SpA	2,828		70,372
ENSCO International, Inc.	900		41,211
Exxon Mobil Corp.	3,200		229,343
FMC Technologies, Inc. (a)	800		42,080
Murphy Oil Corp.	800		48,912
Nippon Oil Corp.	7,485		37,668
Peabody Energy Corp.	1,200		47,508
PetroChina Co. Ltd.- ADR	300		36,012
Petroleo Brasileiro SA- ADR	1,700		78,574
Petroleo Brasileiro SA, Class A- ADR	2,300		92,276
Repsol YPF SA	1,894		50,628
Royal Dutch Shell PLC, Class B	3,018		87,213
Santos Ltd.	3,237		44,009
Sasol Ltd.- ADR	700		26,173
Smith International, Inc.	1,400		38,822
Spectra Energy Corp.	2,200		42,064
StatoilHydro ASA	2,300		54,591
Sunoco, Inc.	1,300		40,040
Tenaris SA- ADR	400		14,248
			1,626,117
Financials — 10.0%
Allianz SE	555		63,695
Aon Corp.	1,000		38,510
Assurant, Inc.	1,200		35,916
AXA SA	1,503		37,633
Banco Bilbao Vizcaya Argentaria SA	4,559		81,982
Banco Bradesco SA- ADR	2,300		45,310
Banco Popular Espanol SA	4,309		38,553
Banco Santander SA	22		352
Banco Santander SA- ADR	210		3,373
Bank of America Corp.	4,900		71,442
Bank of Nova Scotia	353		14,767
Barclays PLC (a)	3,275		17,315
China Life Insurance Co. Ltd.- ADR	700		48,027
Chubb Corp.	900		43,668
Cincinnati Financial Corp.	1,400		35,504
Citigroup, Inc.	75		307
DBS Group Holdings Ltd.	5,000		46,590
Discover Financial Services	2,400		33,936
Erste Group Bank AG	721		29,177
First Horizon National Corp. (a)	—	*	5
Fortis (a)	4,997		21,707
Goldman Sachs Group, Inc. (The)	300		51,050
HDFC Bank Ltd.- ADR	100		11,061
Health Care, Inc. - REIT REIT	900		39,933
Henderson Land Development Co.	6,000		43,198
Host Hotels & Resorts, Inc. REIT	3,500		35,385
Hudson City Bancorp, Inc.	2,800		36,792

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)
Financials — 10.0%- continued
ICAP PLC	5,362	35,814
ICICI Bank Ltd.- ADR	600	18,870
Industrial & Commercial Bank of China Asia Ltd.	15,000	35,379
ING Groep NV, CVA (a)	1,378	18,121
IntercontinentalExchange, Inc. (a)	400	40,076
Invesco Ltd.	65	1,375
Itau Unibanco Holding SA- ADR	3,025	57,899
JPMorgan Chase & Co.	2,300	96,071
KB Financial Group, Inc.- ADR (a)	500	23,720
Lloyds Banking Group PLC (a)	17,469	24,962
M & T Bank Corp.	600	37,710
Man Group PLC	4,279	21,780
Manulife Financial Corp.	540	10,134
Mapfre SA	9,086	39,042
Mitsubishi UFJ Financial Group, Inc.	10,400	57,190
Moody's Corp.	1,800	42,624
Muenchener Rueckversicherungs-Gesellschaft AG	345	54,856
NASDAQ OMX Group, Inc. (The) (a)	1,700	30,702
National Bank of Greece SA (a)	1,225	45,589
New World Development Ltd.	17,745	38,969
Nomura Holdings, Inc.	5,600	40,749
Northern Rock plc (a)	66	97
Plum Creek Timber Co., Inc. REIT	1,200	37,548
Progressive Corp. (The) (a)	2,400	38,400
Ratos AB, Class B	1,626	38,286
Royal and Sun Alliance Insurance Group PLC	15,024	29,898
Royal Bank of Canada	399	20,214
Sampo Oyj - Class A, Class A	940	22,575
Shinhan Financial Group Co. Ltd.- ADR (a)	300	22,695
Shinsei Bank Ltd. (a)	23,490	31,576
Swedbank AB (a)	3,782	33,568
Torchmark Corp.	900	36,540
Toronto-Dominion Bank (The)	474	27,028
Travelers Cos., Inc. (The)	1,000	49,790
UBS AG (a)	2,211	37,285
UniCredit SpA (a)	20,784	70,040
United Overseas Bank Ltd.	4,000	48,744
Unum Group	1,800	35,910
Ventas, Inc. REIT	1,000	40,130
Wells Fargo & Co.	2,600	71,552
Wharf Holdings, Ltd. (The)	8,000	44,127
		2,432,823
Health Care — 5.7%
Abbott Laboratories	600	30,342
Aetna, Inc.	1,500	39,045
AmerisourceBergen Corp.	1,700	37,655
AstraZeneca PLC	1,497	67,396
Cardinal Health, Inc.	1,500	42,510
CareFusion Corp. (a)	1,700	38,029
Cephalon, Inc. (a)	600	32,748
CIGNA Corp.	1,400	38,976
Coventry Health Care, Inc. (a)	1,800	35,694
CSL Ltd./Australia	1,687	47,846
Dainippon Sumitomo Pharma Co.	1,400	14,775
DENTSPLY International, Inc.	1,000	32,960
Forest Laboratories, Inc. (a)	1,400	38,738
Fresenius Medical Care AG & Co. KGaA	860	41,560
GlaxoSmithKline PLC	4,509	92,542
H Lundbeck A/S	1,299	25,236
Humana, Inc. (a)	1,000	37,580
Johnson & Johnson	1,700	100,385
Laboratory Corp of America Holdings (a)	600	41,334
Novartis AG	2,123	111,230
Pfizer, Inc.	3,500	59,605
Quest Diagnostics, Inc.	800	44,744
Sanofi-Aventis SA	1,023	74,887

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)
Health Care — 5.7%- continued
Takeda Pharmaceutical Co. Ltd.	1,200	48,659
Teva Pharmaceutical Industries Ltd.- ADR	1,315	66,381
Thermo Fisher Scientific, Inc. (a)	1,000	45,000
UnitedHealth Group, Inc.	2,200	57,090
Waters Corp. (a)	600	34,458
		1,377,405
Industrials — 5.2%
A P Moller - Maersk A/S, Class B	1	6,881
ABB Ltd. (a)	867	16,252
Brambles Ltd.	7,011	44,945
Dai Nippon Printing Co. Ltd.	3,231	41,386
Dun & Bradstreet Corp.	500	38,280
Equifax, Inc.	1,300	35,594
European Aeronautic Defence and Space Co. N.V.	518	9,746
Flowserve Corp.	400	39,284
Fluor Corp.	800	35,536
General Dynamics Corp.	800	50,160
General Electric Co.	6,300	89,838
Goodrich Corp.	800	43,480
ITT Corp.	800	40,560
Jacobs Engineering Group, Inc. (a)	800	33,832
Keppel Corp. Ltd.	4,000	23,373
Koninklijke Boskalis Westminster NV	762	26,845
Koninklijke Philips Electronics NV	2,099	52,927
L-3 Communications Holdings, Inc.	500	36,145
Lockheed Martin Corp.	600	41,274
Marubeni Corp.	4,000	20,441
Nippon Express Co. Ltd.	8,315	34,732
Pall Corp.	1,200	38,088
Qantas Airways Ltd.	4,201	10,591
Raytheon Co.	1,000	45,280
Rockwell Automation, Inc.	900	36,855
Rockwell Collins, Inc.	800	40,304
RR Donnelley & Sons Co.	1,800	36,144
Sacyr Vallehermoso SA (a)	1	15
Schneider Electric SA	509	53,188
Skanska AB, Class B	2,771	41,414
Stericycle, Inc. (a)	800	41,896
Sumitomo Corp.	3,400	33,994
Toppan Printing Co. Ltd.	4,222	38,695
WW Grainger, Inc.	400	37,492
Yamato Holdings Co., Ltd.	2,500	37,744
		1,253,211
Information Technology — 7.5%
Affiliated Computer Services, Inc., Class A (a)	600	31,254
Amphenol Corp., Class A	1,000	40,120
Apple, Inc. (a)	500	94,250
AU Optronics Corp.- ADR	1,139	10,057
Canon, Inc.	1,500	58,824
Cisco Systems, Inc. (a)	3,200	73,120
Computer Sciences Corp. (a)	800	40,568
Computershare Ltd.	4,218	41,548
Dell, Inc. (a)	3,500	50,715
Fidelity National Information	1,500	32,640
Fiserv, Inc. (a)	800	36,696
FLIR Systems, Inc. (a)	1,300	36,153
Fujitsu Ltd.	2,000	12,176
Google, Inc., Class A (a)	100	53,612
Harris Corp.	1,000	41,720
Hewlett-Packard Co.	1,800	85,428
Hitachi, Ltd. (a)	12,000	39,727
Infosys Technologies Ltd.- ADR	900	41,400
Intel Corp.	2,800	53,508
International Business Machines Corp.	1,300	156,792
Intuit, Inc. (a)	1,400	40,698
Kyocera Corp.	500	43,048

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)
Information Technology — 7.5%- continued
LG Display Co. Ltd.- ADR	500	5,950
Linear Technology Corp.	1,400	36,232
Microsoft Corp.	4,900	135,877
Murata Manufacturing Co., Ltd.	900	44,993
National Semiconductor Corp.	2,600	33,644
Oracle Corp.	4,600	97,060
Paychex, Inc.	1,400	39,774
Research In Motion Ltd. (a)	172	10,148
SAP AG	1,181	53,502
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	6,738	64,281
TDK Corp.	700	41,526
Western Digital Corp. (a)	1,000	33,680
Western Union Co. (The)	2,300	41,791
Xerox Corp.	5,000	37,600
Xilinx, Inc.	1,700	36,975
		1,827,087
Materials — 4.4%
Agrium, Inc.	126	5,864
Airgas, Inc.	800	35,488
Allegheny Technologies, Inc.	1,000	30,860
AngloGold Ashanti Ltd.- ADR	400	15,016
Ball Corp.	800	39,464
Barrick Gold Corp.	234	8,428
BASF SE	1,227	66,266
Bayer AG	981	67,921
Cemex SAB de CV- ADR (a)	1,256	13,037
CF Industries Holdings, Inc.	500	41,625
Cia Siderurgica Nacional SA- ADR	600	19,896
Eastman Chemical Co.	600	31,506
Fletcher Building Ltd.	1,783	10,644
FMC CORP.	600	30,660
Gold Fields Ltd.- ADR	1,000	12,750
Goldcorp, Inc.	209	7,686
Koninklijke DSM NV	979	42,989
MeadWestvaco Corp.	1,700	38,811
Mechel- ADR	300	5,148
Orica Ltd.	2,086	45,076
OZ Minerals Ltd. (a)	30,324	32,764
POSCO- ADR	400	40,848
Potash Corp of Saskatchewan, Inc.	145	13,527
Sherritt International Corp.	2,072	13,294
Sigma-Aldrich Corp.	800	41,544
Solvay SA	408	40,137
Sumitomo Metal Industries, Ltd.	17,000	44,759
Svenska Cellulosa AB, Class B	1,956	27,289
Teck Resources Ltd., Class B (a)	1,173	34,061
ThyssenKrupp AG	1,278	41,092
Vale SA- ADR	5,100	122,591
Xstrata PLC (a)	3,623	52,496
		1,073,537
Telecommunication Services — 2.5%
America Movil SAB de CV, Series L- ADR	1,200	52,956
AT&T, Inc.	3,500	89,845
CenturyTel, Inc.	1,200	38,952
China Mobile Ltd.- ADR	1,200	56,076
China Telecom Corp. Ltd.- ADR	200	8,796
China Unicom Hong Kong Ltd.- ADR	600	7,590
Chunghwa Telecom Co. Ltd.- ADR	818	14,217
KDDI Corp.	8	43,015
MetroPCS Communications, Inc. (a)	4,000	24,920
Mobile Telesystems OJSC- ADR	300	13,590
Nippon Telegraph & Telephone Corp.	1,100	45,826
NTT DoCoMo, Inc.	29	42,494
Philippine Long Distance Telephone Co.- ADR	100	5,330
SK Telecom Co. Ltd.- ADR	500	8,355
Tele Norte Leste Participacoes SA- ADR	400	7,624

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)
Telecommunication Services — 2.5%- continued
Telecom Italia SpA	25,934	41,331
Telefonos de Mexico SAB de CV- ADR	400	6,644
Telekomunikasi Indonesia Tbk PT- ADR	400	13,564
Verizon Communications, Inc.	1,300	38,467
Vimpel-Communications- ADR (a)	400	7,172
Windstream Corp.	3,600	34,704
		601,468
Utilities — 2.4%
Brookfield Infrastructure Partners LP	3	44
Cia Energetica de Minas Gerais- ADR	525	8,290
DTE Energy Co.	1,000	36,980
EDP - Energias de Portugal SA	6,619	29,289
Empresa Nacional de Electricidad SA/Chile- ADR	100	4,589
Enel SpA	7,943	47,397
Enersis SA- ADR	400	7,072
Exelon Corp.	1,200	56,351
FirstEnergy Corp.	900	38,952
Fortum Oyj	1,656	39,307
Hongkong Electric Holdings Ltd.	4,435	23,805
Korea Electric Power Corp.- ADR (a)	700	9,716
Kyushu Electric Power Co., Inc.	1,650	33,838
Northeast Utilities	1,500	34,575
Pepco Holdings, Inc.	2,400	35,832
Public Service Enterprise Group, Inc.	1,400	41,720
RWE AG	609	53,323
Sempra Energy	800	41,160
Shikoku Electric Power Co.	1,080	30,535
		572,775
Total Common Stocks (Cost $12,438,383)		13,336,056

Preferred Stocks — 0.1%

Consumer Staples — 0.0%(b)
Cia de Bebidas das Americas- ADR	200	18,016

Materials — 0.1%
Gerdau SA- ADR	1,000	15,100

Total Preferred Stocks (Cost $14,834)		33,116

Investment Companies — 6.6%
iShares Russell 2000 Index Fund	11,900	$670,565
iShares S&P MidCap 400 Index Fund	9,800	645,036
iShares S&P SmallCap 600 Index Fund	5,700	281,694
Total Investment Companies (Cost $1,329,834)		1,597,295

U.S. Treasury Obligations — 29.0%
U.S. Treasury Bond, 8.00%, 11/15/21	297,000	418,445
U.S. Treasury Note, 1.38%, 2/15/12	1,186,000	1,193,783
U.S. Treasury Note, 4.25%, 8/15/13	1,071,000	1,167,139
U.S. Treasury Note, 4.38%, 8/15/12	560,000	607,600
U.S. Treasury Note, 4.63%, 11/15/16	741,000	819,500
U.S. Treasury Note, 4.75%, 8/15/17	527,000	585,835
U.S. Treasury Note, 4.75%, 5/15/14	774,000	862,466
U.S. Treasury Note, 4.88%, 4/30/11	1,285,000	1,366,718
Total U.S. Treasury Obligations (Cost $6,996,370)		7,021,486

Security Description	Shares	Value ($)
Short-Term Investments — 8.6%

Dreyfus Cash Management	196,620	196,620
Dreyfus Cash Management Plus	255,866	255,866
Federated Government Obligations Fund	1,631,975	1,631,975

Total Short-Term Investments (Cost $2,084,461)		2,084,461

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	October 31, 2009

Security Description	Shares	Value ($)

Total Investments
(Cost $22,863,882(c))—99.3%		$24,072,414

Assets in excess of liabilities — 0.7%		157,898

NET ASSETS — 100.0%		$24,230,312

(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
 *      Rounds to less than 1.00 share or $1.00.

Summary of Abbreviations
ADR	-	American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$13,336,056	$–	$–	$13,336,056
Investment Companies	1,597,295	–	–	1,597,295
Preferred Stocks	33,116	–	–	33,116
Short-Term Investments	2,084,461	–	–	2,084,461
U.S. Treasury Obligations	–	7,021,486	–	7,021,486
Total Investments	$17,050,928	$7,021,486	$–	$24,072,414

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)
Common Stocks — 67.4%

Consumer Discretionary — 5.7%
AutoZone, Inc. (a)	400	54,124
Christian Dior SA	600	60,022
Darden Restaurants, Inc.	1,600	48,496
Family Dollar Stores, Inc.	1,900	53,770
Fuji Media Holdings, Inc.	29	43,138
GameStop Corp., Class A (a)	2,100	51,009
Gap, Inc. (The)	2,900	61,886
Genuine Parts Co.	1,600	55,984
Grupo Televisa SA- ADR	1,100	21,296
H&R Block, Inc.	3,100	56,854
Hasbro, Inc.	1,900	51,813
International Game Technology	2,700	48,168
Interpublic Group of Cos., Inc. (a)	7,600	45,752
Marks & Spencer Group PLC	10,110	56,854
Mattel, Inc.	3,100	58,683
McGraw-Hill Cos., Inc. (The)	2,300	66,194
Newell Rubbermaid, Inc.	3,500	50,785
Nissan Motor Co. Ltd. (a)	8,700	64,949
Nokian Renkaat OYJ	1,496	32,009
Nordstrom, Inc.	1,900	60,382
OMNICOM Group, Inc.	1,800	61,704
O'Reilly Automotive, Inc. (a)	1,600	59,648
Scripps Networks Interactive, Inc., Class A	1,400	52,864
Sherwin-Williams Co. (The)	1,000	57,040
Sony Corp.	2,400	74,254
Thomson Reuters Corp.	35	1,114
TJX Companies, Inc. (The)	1,800	67,230
VF Corp.	800	56,832
Viacom, Inc., Class B (a)	2,500	68,976
Vivendi SA	1,389	38,662
Whirlpool Corp.	800	57,272
		1,637,764
Consumer Staples — 7.4%
Asahi Breweries, Ltd.	3,100	55,619
Associated British Foods PLC	4,105	55,774
British American Tobacco PLC	2,980	95,068
Carlsberg A/S, Class B	658	46,448
Casino, Guichard-Perrachon	700	55,810
Coca-Cola Co. (The)	1,900	101,289
Constellation Brands, Inc., Class A (a)	3,300	52,206
Delhaize Group SA	655	44,531
Dr Pepper Snapple Group, Inc. (a)	846	23,062
Fomento Economico Mexicano SAB de CV- ADR	500	21,655
Golden Agri-Resources Ltd. (a)	109,344	33,546
Heineken Holding NV	1,124	43,840
Hershey Co. (The)	1,400	52,906
Hormel Foods Corp.	1,400	51,044
J Sainsbury PLC	10,997	59,567
Kerry Group PLC, Class A	1,203	35,335
Lawson, Inc.	1,138	51,201
Lighthouse Caledonia ASA (a)	8	—	*
McCormick & Company, Inc.	1,600	56,016
Molson Coors Brewing Co., Class B	1,200	58,764
Nestle SA	3,530	164,543
PepsiCo, Inc.	1,200	72,660
Philip Morris International, Inc.	1,400	66,304
Procter & Gamble Co. (The)	2,700	156,600
Reynolds American, Inc.	1,400	67,872
SABMiller PLC	2,787	73,353
Safeway, Inc.	2,900	64,757
Sara Lee Corp.	5,300	59,837
Seven & i Holdings Co. Ltd.	2,259	50,317
SUPERVALU, Inc.	3,700	58,719
Sysco Corp.	2,700	71,415

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares		Value ($)
Consumer Staples — 7.4%- continued
Tyson Foods, Inc., Class A	4,300		53,836
Unilever PLC	2,729		81,953
Wal-Mart Stores, Inc.	1,600		79,488
Wesfarmers Ltd.	277		7,051
			2,122,386
Energy — 8.2%
Baker Hughes, Inc.	1,600		67,312
BJ Services Co.	2,900		55,680
BP PLC	18,506		173,894
Cabot Oil & Gas Corp.	1,600		61,552
Cameco Corp.	362		10,093
Canadian Natural Resources Ltd.	200		12,983
Chevron Corp.	1,800		137,772
China Petroleum & Chemical Corp.- ADR	400		33,744
CNOOC Ltd.- ADR	300		44,682
Consol Energy, Inc.	1,400		59,934
Diamond Offshore Drilling, Inc.	600		57,150
EnCana Corp.	242		13,423
ENI SpA	3,782		94,112
ENSCO International, Inc.	1,400		64,106
Exxon Mobil Corp.	4,900		351,183
FMC Technologies, Inc. (a)	1,200		63,120
Murphy Oil Corp.	1,200		73,368
Nippon Oil Corp.	9,583		48,226
Peabody Energy Corp.	1,800		71,262
PetroChina Co. Ltd.- ADR	400		48,016
Petroleo Brasileiro SA- ADR	2,500		115,550
Petroleo Brasileiro SA, Class A- ADR	3,500		140,420
Repsol YPF SA	2,563		68,511
Royal Dutch Shell PLC, Class B	4,037		116,659
Santos Ltd.	4,329		58,856
Sasol Ltd.- ADR	1,100		41,129
Smith International, Inc.	2,100		58,233
Spectra Energy Corp.	3,300		63,096
StatoilHydro ASA	3,100		73,579
Sunoco, Inc.	1,900		58,520
Tenaris SA- ADR	500		17,810
			2,353,975
Financials — 12.0%
Allianz SE	752		86,304
Aon Corp.	1,600		61,616
Assurant, Inc.	1,800		53,874
AXA SA	2,034		50,929
Banco Bilbao Vizcaya Argentaria SA	6,169		110,935
Banco Bradesco SA- ADR	3,500		68,950
Banco Popular Espanol SA	5,831		52,171
Banco Santander SA	27		432
Banco Santander SA- ADR	253		4,063
Bank of America Corp.	7,400		107,892
Bank of Nova Scotia	484		20,247
Barclays PLC (a)	4,431		23,426
China Life Insurance Co. Ltd.- ADR	1,100		75,471
Chubb Corp.	1,400		67,928
Cincinnati Financial Corp.	2,100		53,256
Citigroup, Inc.	90		368
DBS Group Holdings Ltd.	6,000		55,908
Discover Financial Services	3,700		52,318
Erste Group Bank AG	965		39,052
First Horizon National Corp. (a)	—	*	4
Fortis (a)	6,761		29,370
Goldman Sachs Group, Inc. (The)	400		68,067
HDFC Bank Ltd.- ADR	200		22,122
Health Care, Inc. - REIT REIT	1,400		62,118
Henderson Land Development Co.	9,000		64,797
Host Hotels & Resorts, Inc. REIT	5,300		53,583
Hudson City Bancorp, Inc.	4,300		56,502

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)
Financials — 12.0%- continued
ICAP PLC	7,256	48,465
ICICI Bank Ltd.- ADR	1,000	31,450
Industrial & Commercial Bank of China Asia Ltd.	20,000	47,172
ING Groep NV, CVA (a)	1,865	24,525
IntercontinentalExchange, Inc. (a)	600	60,114
Invesco Ltd.	78	1,650
Itau Unibanco Holding SA- ADR	4,675	89,480
JPMorgan Chase & Co.	3,500	146,195
KB Financial Group, Inc.- ADR (a)	800	37,952
Lloyds Banking Group PLC (a)	23,638	33,777
M & T Bank Corp.	1,000	62,850
Man Group PLC	5,724	29,135
Manulife Financial Corp.	588	11,035
Mapfre SA	12,152	52,217
Mitsubishi UFJ Financial Group, Inc.	14,100	77,537
Moody's Corp.	2,700	63,936
Muenchener Rueckversicherungs-Gesellschaft AG	461	73,300
NASDAQ OMX Group, Inc. (The) (a)	2,500	45,150
National Bank of Greece SA (a)	1,639	60,997
New World Development Ltd.	24,895	54,671
Nomura Holdings, Inc.	7,600	55,302
Northern Rock plc (a)	79	116
Plum Creek Timber Co., Inc. REIT	1,800	56,322
Progressive Corp. (The) (a)	3,700	59,200
Ratos AB, Class B	2,201	51,825
Royal and Sun Alliance Insurance Group PLC	20,389	40,574
Royal Bank of Canada	438	22,190
Sampo Oyj - Class A, Class A	1,257	30,188
Shinhan Financial Group Co. Ltd.- ADR (a)	400	30,260
Shinsei Bank Ltd. (a)	30,589	41,118
Swedbank AB (a)	5,058	44,893
Torchmark Corp.	1,400	56,840
Toronto-Dominion Bank (The)	536	30,563
Travelers Cos., Inc. (The)	1,600	79,664
UBS AG (a)	2,992	50,455
UniCredit SpA (a)	28,124	94,774
United Overseas Bank Ltd.	5,000	60,930
Unum Group	2,700	53,865
Ventas, Inc. REIT	1,600	64,208
Wells Fargo & Co.	3,900	107,328
Wharf Holdings, Ltd. (The)	11,000	60,675
		3,484,601
Health Care — 7.0%
Abbott Laboratories	1,000	50,570
Aetna, Inc.	2,300	59,869
AmerisourceBergen Corp.	2,500	55,375
AstraZeneca PLC	2,026	91,212
Cardinal Health, Inc.	2,300	65,182
CareFusion Corp. (a)	2,500	55,925
Cephalon, Inc. (a)	1,000	54,580
CIGNA Corp.	2,100	58,464
Coventry Health Care, Inc. (a)	2,700	53,541
CSL Ltd./Australia	2,282	64,722
Dainippon Sumitomo Pharma Co.	1,800	18,997
DENTSPLY International, Inc.	1,600	52,736
Forest Laboratories, Inc. (a)	2,100	58,107
Fresenius Medical Care AG & Co. KGaA	1,164	56,252
GlaxoSmithKline PLC	6,031	123,779
H Lundbeck A/S	1,763	34,250
Humana, Inc. (a)	1,600	60,128
Johnson & Johnson	2,500	147,625
Laboratory Corp of America Holdings (a)	1,000	68,890
Novartis AG	2,873	150,524
Pfizer, Inc.	5,300	90,259
Quest Diagnostics, Inc.	1,200	67,116
Sanofi-Aventis SA	1,385	101,386

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)
Health Care — 7.0%- continued
Takeda Pharmaceutical Co. Ltd.	1,600	64,878
Teva Pharmaceutical Industries Ltd.- ADR	2,036	102,777
Thermo Fisher Scientific, Inc. (a)	1,600	72,000
UnitedHealth Group, Inc.	3,300	85,635
Waters Corp. (a)	1,000	57,430
		2,022,209
Industrials — 6.3%
A P Moller - Maersk A/S, Class B	2	13,762
ABB Ltd. (a)	1,173	21,987
Brambles Ltd.	9,488	60,824
Dai Nippon Printing Co. Ltd.	4,278	54,797
Dun & Bradstreet Corp.	800	61,248
Equifax, Inc.	1,900	52,022
European Aeronautic Defence and Space Co. N.V.	693	13,038
Flowserve Corp.	600	58,926
Fluor Corp.	1,200	53,304
General Dynamics Corp.	1,200	75,239
General Electric Co.	9,500	135,470
Goodrich Corp.	1,200	65,220
ITT Corp.	1,200	60,840
Jacobs Engineering Group, Inc. (a)	1,200	50,748
Keppel Corp. Ltd.	5,000	29,217
Koninklijke Boskalis Westminster NV	1,031	36,321
Koninklijke Philips Electronics NV	2,808	70,804
L-3 Communications Holdings, Inc.	800	57,832
Lockheed Martin Corp.	1,000	68,790
Marubeni Corp.	5,000	25,551
Nippon Express Co. Ltd.	11,379	47,531
Pall Corp.	1,800	57,132
Qantas Airways Ltd.	5,685	14,332
Raytheon Co.	1,600	72,448
Rockwell Automation, Inc.	1,400	57,330
Rockwell Collins, Inc.	1,200	60,456
RR Donnelley & Sons Co.	2,700	54,216
Sacyr Vallehermoso SA (a)	2	30
Schneider Electric SA	689	71,998
Skanska AB, Class B	3,706	55,389
Stericycle, Inc. (a)	1,200	62,844
Sumitomo Corp.	4,500	44,993
Toppan Printing Co. Ltd.	5,266	48,264
WW Grainger, Inc.	600	56,238
Yamato Holdings Co., Ltd.	3,300	49,822
		1,818,963
Information Technology — 9.5%
Affiliated Computer Services, Inc., Class A (a)	1,000	52,090
Amphenol Corp., Class A	1,600	64,192
Apple, Inc. (a)	800	150,800
AU Optronics Corp.- ADR	1,645	14,525
Canon, Inc.	2,100	82,353
Cisco Systems, Inc. (a)	4,900	111,965
Computer Sciences Corp. (a)	1,200	60,852
Computershare Ltd.	5,641	55,564
Dell, Inc. (a)	5,300	76,797
Fidelity National Information	2,300	50,048
Fiserv, Inc. (a)	1,200	55,044
FLIR Systems, Inc. (a)	1,900	52,839
Fujitsu Ltd.	2,000	12,176
Google, Inc., Class A (a)	200	107,224
Harris Corp.	1,600	66,752
Hewlett-Packard Co.	2,700	128,142
Hitachi, Ltd. (a)	16,000	52,969
Infosys Technologies Ltd.- ADR	1,300	59,800
Intel Corp.	4,300	82,173
International Business Machines Corp.	1,900	229,159
Intuit, Inc. (a)	2,100	61,047
Kyocera Corp.	700	60,268

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)
Information Technology — 9.5%- continued
LG Display Co. Ltd.- ADR	800	9,520
Linear Technology Corp.	2,100	54,348
Microsoft Corp.	7,400	205,202
Murata Manufacturing Co., Ltd.	1,200	59,990
National Semiconductor Corp.	3,900	50,466
Oracle Corp.	7,000	147,700
Paychex, Inc.	2,100	59,661
Research In Motion Ltd. (a)	187	11,033
SAP AG	1,598	72,393
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	10,045	95,829
TDK Corp.	900	53,391
Western Digital Corp. (a)	1,600	53,888
Western Union Co. (The)	3,500	63,595
Xerox Corp.	7,600	57,152
Xilinx, Inc.	2,500	54,375
		2,735,322
Materials — 5.4%
Agrium, Inc.	231	10,750
Airgas, Inc.	1,200	53,232
Allegheny Technologies, Inc.	1,600	49,376
AngloGold Ashanti Ltd.- ADR	700	26,278
Ball Corp.	1,200	59,196
Barrick Gold Corp.	260	9,365
BASF SE	1,660	89,651
Bayer AG	1,312	90,839
Cemex SAB de CV- ADR (a)	1,868	19,390
CF Industries Holdings, Inc.	800	66,600
Cia Siderurgica Nacional SA- ADR	900	29,844
Eastman Chemical Co.	1,000	52,510
Fletcher Building Ltd.	2,413	14,404
FMC CORP.	1,000	51,100
Gold Fields Ltd.- ADR	1,500	19,125
Goldcorp, Inc.	331	12,173
Koninklijke DSM NV	1,324	58,139
MeadWestvaco Corp.	2,500	57,075
Mechel- ADR	400	6,864
Orica Ltd.	2,830	61,153
OZ Minerals Ltd. (a)	40,878	44,167
POSCO- ADR	700	71,484
Potash Corp of Saskatchewan, Inc.	154	14,366
Sherritt International Corp.	2,486	15,950
Sigma-Aldrich Corp.	1,200	62,316
Solvay SA	545	53,614
Sumitomo Metal Industries, Ltd.	22,000	57,924
Svenska Cellulosa AB, Class B	2,617	36,511
Teck Resources Ltd., Class B (a)	1,488	43,208
ThyssenKrupp AG	1,709	54,951
Vale SA- ADR	7,700	185,039
Xstrata PLC (a)	4,846	70,217
		1,546,811
Telecommunication Services — 3.0%
America Movil SAB de CV, Series L- ADR	1,800	79,434
AT&T, Inc.	5,300	136,050
CenturyTel, Inc.	1,800	58,428
China Mobile Ltd.- ADR	1,800	84,114
China Telecom Corp. Ltd.- ADR	300	13,194
China Unicom Hong Kong Ltd.- ADR	900	11,385
Chunghwa Telecom Co. Ltd.- ADR	1,202	20,891
KDDI Corp.	11	59,146
MetroPCS Communications, Inc. (a)	6,000	37,380
Mobile Telesystems OJSC- ADR	400	18,120
Nippon Telegraph & Telephone Corp.	1,500	62,490
NTT DoCoMo, Inc.	39	57,147
Philippine Long Distance Telephone Co.- ADR	200	10,660
SK Telecom Co. Ltd.- ADR	800	13,368
Tele Norte Leste Participacoes SA- ADR	500	9,530

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)
Telecommunication Services — 3.0%- continued
Telecom Italia SpA	35,093	55,928
Telefonos de Mexico SAB de CV- ADR	700	11,627
Telekomunikasi Indonesia Tbk PT- ADR	500	16,955
Verizon Communications, Inc.	1,900	56,221
Vimpel-Communications- ADR (a)	700	12,551
Windstream Corp.	5,500	53,020
		877,639
Utilities — 2.9%
Brookfield Infrastructure Partners LP	4	58
Cia Energetica de Minas Gerais- ADR	850	13,422
DTE Energy Co.	1,600	59,168
EDP - Energias de Portugal SA	8,853	39,174
Empresa Nacional de Electricidad SA/Chile- ADR	200	9,178
Enel SpA	10,748	64,135
Enersis SA- ADR	500	8,840
Exelon Corp.	1,800	84,528
FirstEnergy Corp.	1,400	60,592
Fortum Oyj	2,215	52,576
Hongkong Electric Holdings Ltd.	5,522	29,640
Korea Electric Power Corp.- ADR (a)	1,100	15,268
Kyushu Electric Power Co., Inc.	2,080	42,656
Northeast Utilities	2,300	53,015
Pepco Holdings, Inc.	3,700	55,241
Public Service Enterprise Group, Inc.	2,100	62,580
RWE AG	824	72,148
Sempra Energy	1,200	61,740
Shikoku Electric Power Co.	1,396	39,469
		823,428
Total Common Stocks (Cost $18,096,027)		19,423,098

Preferred Stocks — 0.2%

Consumer Staples — 0.1%
Cia de Bebidas das Americas- ADR	300	27,024

Materials — 0.1%
Gerdau SA- ADR	1,500	22,650

Total Preferred Stocks (Cost $22,787)		49,674

Investment Companies — 8.0%
iShares Russell 2000 Index Fund	17,300	$974,855
iShares S&P MidCap 400 Index Fund	14,100	928,062
iShares S&P SmallCap 600 Index Fund	8,300	410,186
Total Investment Companies (Cost $1,956,123)		2,313,103

U.S. Treasury Obligations — 17.5%
U.S. Treasury Bond, 8.00%, 11/15/21	213,000	300,097
U.S. Treasury Note, 1.38%, 2/15/12	850,000	855,578
U.S. Treasury Note, 4.25%, 8/15/13	768,000	836,940
U.S. Treasury Note, 4.38%, 8/15/12	402,000	436,170
U.S. Treasury Note, 4.63%, 11/15/16	531,000	587,253
U.S. Treasury Note, 4.75%, 8/15/17	378,000	420,200
U.S. Treasury Note, 4.75%, 5/15/14	555,000	618,435
U.S. Treasury Note, 4.88%, 4/30/11	921,000	979,570
Total U.S. Treasury Obligations (Cost $5,021,831)		5,034,243

Security Description	Shares	Value ($)
Short-Term Investments — 6.3%

Dreyfus Cash Management	222,280	222,280
Dreyfus Cash Management Plus	337,091	337,091
Federated Government Obligations Fund	1,265,084	1,265,084

Total Short-Term Investments (Cost $1,824,455)		1,824,455

NestEgg Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	October 31, 2009

Security Description	Shares	Value ($)

Total Investments
(Cost $26,921,223(b))—99.4%		$28,644,573

Assets in excess of liabilities — 0.6%		170,049

NET ASSETS — 100.0%		$28,814,622

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
 *      Rounds to less than 1.00 share or $1.00.

Summary of Abbreviations
ADR	-	American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$19,423,098	$–	$–	$19,423,098
Investment Companies	2,313,103	–	–	2,313,103
Preferred Stocks	49,674	–	–	49,674
Short-Term Investments	1,824,455	–	–	1,824,455
U.S. Treasury Obligations	–	5,034,243	–	5,034,243
Total Investments	$23,610,330	$5,034,243	$–	$28,644,573

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 8, 2010

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
Treasurer

Date: January 8, 2010